UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2020

Item 1.

Reports to Stockholders

Fidelity® Capital & Income Fund

Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	(6.89)%	2.97%	5.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Capital & Income Fund on April 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,468	Fidelity® Capital & Income Fund
$17,322	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. high-yield bonds rode a supportive backdrop into 2020 before giving way amid the early-year global outbreak and spread of the coronavirus. The ICE BofA® US High Yield Constrained Index returned -5.27% for the 12 months ending April 30. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, plunging oil prices and extreme uncertainty, volatility, and dislocation in financial markets. Following a flat January, high yield returned -1.55% in February, after a surge in COVID-19 cases outside China. The downtrend steepened in March, with the market enduring its fastest sell-off on record and credit spreads widening sharply. The index finished the month down 11.77%, capping its worst quarter since 2008, despite an uptrend in the final week. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption. This was evident in April, when the index rose 3.80% on improved coronavirus trends, plans for reopening the economy and progress on potential treatments. Investor sentiment for risk assets waned this period, with fairly wide performance variance based on quality. Among major credit tiers, higher-rated (BB) bonds gained 0.32%, while lower-quality (CCC-C) issues returned -20.79%. By industry, the biggest laggards included energy (-33%) and air transportation (-17%), whereas defensive-oriented groups such as food & drug retail (+11%) and cable/satellite TV (+7%) enjoyed some ballast.

Comments from Co-Portfolio Managers Mark Notkin and Brian Chang:  For the fiscal year, the fund returned -6.89, lagging its benchmark, the ICE BofA® US High Yield Constrained Index. The primary detractor versus the benchmark the past 12 months was a non-benchmark position in equities, representing roughly 21% of assets. Security selection was the issue here, as the fund’s stocks returned -9.13%, well behind the 0.86% gain of the S&P 500® index. A much smaller non-benchmark stake in floating-rate bank loans returned -37%, also hurting our relative result. Conversely, an allocation to high-yield bonds – the fund's primary area of focus – topped the benchmark and contributed to relative performance. The past 12 months, we added exposure to high yield, ending the period with an allocation of 71% of fund assets. The fund's position in cash helped in a down market, especially later in the period. Energy was a particular area of weakness for the fund, including our three largest relative detractors: a sizable stake in California Resources (-83%), followed by Denbury (-76%) and EP Energy (-87%). Our top contributor stemmed from our decision to avoid energy firm and benchmark component Valaris (-84%), an offshore drilling contractor based in the United Kingdom. An out-of-benchmark equity position in software maker Microsoft gained 39% and helped relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2019, Brian Chang assumed co-management responsibilities, joining Mark Notkin.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	3.2
Ally Financial, Inc.	2.7
JPMorgan Chase & Co.	2.6
Bank of America Corp.	2.4
Pacific Gas & Electric Co.	2.3
13.2

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Banks & Thrifts	11.7
Technology	11.0
Energy	10.1
Healthcare	8.5
Telecommunications	7.1

Quality Diversification (% of fund's net assets)

As of April 30, 2020
AAA,AA,A	0.1%
BBB	7.8%
BB	28.1%
B	26.0%
CCC,CC,C	9.4%
D	0.5%
Not Rated	3.0%
Equities	21.0%
Short-Term Investments and Net Other Assets	4.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2020*
Nonconvertible Bonds	61.1%
Convertible Bonds, Preferred Stocks	0.1%
Common Stocks	21.0%
Bank Loan Obligations	3.9%
Other Investments	9.8%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments – 14.8%

Schedule of Investments April 30, 2020

Showing Percentage of Net Assets

Corporate Bonds - 61.2%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.1%
Energy - 0.1%
Denbury Resources, Inc. 6.375% 12/31/24 (a)	$37,706	$4,960
Nonconvertible Bonds - 61.1%
Aerospace - 3.1%
Arconic Rolled Products Corp.:
6% 5/15/25 (a)(b)	6,630	6,705
6.125% 2/15/28 (a)	7,830	7,451
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	4,405	4,064
Bombardier, Inc.:
7.5% 12/1/24 (a)	2,990	1,986
7.5% 3/15/25 (a)	4,350	2,814
7.875% 4/15/27 (a)	29,780	19,283
BWX Technologies, Inc. 5.375% 7/15/26 (a)	8,510	8,691
DAE Funding LLC 4% 8/1/20 (a)	5,145	5,073
Moog, Inc. 4.25% 12/15/27 (a)	3,455	3,239
Spirit Aerosystems, Inc. 7.5% 4/15/25 (a)	15,000	14,775
TransDigm UK Holdings PLC 6.875% 5/15/26	35,725	30,545
TransDigm, Inc.:
5.5% 11/15/27 (a)	96,325	81,395
6.25% 3/15/26 (a)	17,925	17,544
6.375% 6/15/26	61,985	53,047
6.5% 5/15/25	16,505	14,772
7.5% 3/15/27	18,012	16,396
Wolverine Escrow LLC:
8.5% 11/15/24 (a)	21,705	15,248
9% 11/15/26 (a)	22,920	15,890
		318,918
Air Transportation - 0.5%
Air Canada 2013-1 Pass Through Trust 5.375% 11/15/22 (a)	1,857	1,798
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (a)	6,915	6,457
Continental Airlines, Inc. pass-thru certificates 6.903% 10/19/23	290	270
Delta Air Lines, Inc. 7% 5/1/25 (a)	27,280	27,959
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 2/10/24	4,319	4,097
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 7/15/23	3,347	2,988
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 4/22/25	6,442	6,420
Series 2012-2 Class B, 6.75% 12/3/22	2,434	2,183
Series 2013-1 Class B, 5.375% 5/15/23	3,314	2,890
		55,062
Automotive & Auto Parts - 0.4%
Allison Transmission, Inc.:
5% 10/1/24 (a)	11,405	10,949
5.875% 6/1/29 (a)	7,960	7,717
Exide Technologies:
10.75% 10/31/21 pay-in-kind (a)(c)(d)	858	798
11% 10/31/24 pay-in-kind (a)(c)(d)	2,145	1,394
11% 10/31/24 pay-in-kind (a)(c)(d)	891	401
IAA Spinco, Inc. 5.5% 6/15/27 (a)	4,680	4,670
Lithia Motors, Inc. 4.625% 12/15/27 (a)	3,525	3,331
Penske Automotive Group, Inc. 5.5% 5/15/26	8,565	7,916
		37,176
Banks & Thrifts - 2.7%
Ally Financial, Inc.:
8% 11/1/31	20,638	23,837
8% 11/1/31	206,609	251,360
		275,197
Broadcasting - 1.9%
iHeartCommunications, Inc.:
4.75% 1/15/28 (a)	8,405	7,270
11.25% 3/1/21 (d)	11,660	0
Netflix, Inc.:
4.875% 4/15/28	23,755	25,262
5.375% 11/15/29 (a)	11,075	12,164
5.875% 11/15/28	64,825	73,307
Nexstar Escrow, Inc. 5.625% 7/15/27 (a)	23,735	22,667
Sirius XM Radio, Inc.:
4.625% 5/15/23 (a)	4,925	4,956
5% 8/1/27 (a)	14,525	14,855
5.375% 4/15/25 (a)	12,000	12,375
5.375% 7/15/26 (a)	11,315	11,739
Tegna, Inc. 5% 9/15/29 (a)	12,060	10,781
		195,376
Building Materials - 0.1%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	2,325	2,284
Summit Materials LLC/Summit Materials Finance Corp. 5.125% 6/1/25 (a)	5,095	4,929
U.S. Concrete, Inc. 6.375% 6/1/24	5,535	5,226
		12,439
Cable/Satellite TV - 6.3%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.5% 8/15/30 (a)	21,660	21,768
4.75% 3/1/30 (a)	63,365	64,632
5% 2/1/28 (a)	91,490	94,235
5.125% 5/1/27 (a)	69,885	72,565
5.375% 6/1/29 (a)	18,080	19,075
5.5% 5/1/26 (a)	17,605	18,311
5.75% 2/15/26 (a)	20,340	21,206
5.875% 5/1/27 (a)	17,965	18,709
CSC Holdings LLC:
5.375% 2/1/28 (a)	23,655	24,697
5.5% 5/15/26 (a)	50,968	52,874
5.75% 1/15/30 (a)	102,845	106,927
6.5% 2/1/29 (a)	24,795	27,086
7.5% 4/1/28 (a)	14,375	15,797
LCPR Senior Secured Financing DAC 6.75% 10/15/27 (a)	11,285	11,732
Videotron Ltd. 5.125% 4/15/27 (a)	12,060	12,603
Virgin Media Finance PLC 4.875% 2/15/22	10,880	10,880
Ziggo Bond Co. BV:
5.125% 2/28/30 (a)	6,000	5,910
6% 1/15/27 (a)	11,435	11,492
Ziggo BV:
4.875% 1/15/30 (a)	7,990	7,897
5.5% 1/15/27 (a)	20,588	20,942
		639,338
Capital Goods - 0.2%
AECOM 5.125% 3/15/27	11,885	12,093
Stevens Holding Co., Inc. 6.125% 10/1/26 (a)	3,245	3,252
		15,345
Chemicals - 2.7%
CF Industries Holdings, Inc.:
4.95% 6/1/43	59,882	61,192
5.15% 3/15/34	26,868	27,943
5.375% 3/15/44	53,336	55,203
Element Solutions, Inc. 5.875% 12/1/25 (a)	18,605	18,465
LSB Industries, Inc. 9.625% 5/1/23 (a)	6,090	5,664
Neon Holdings, Inc. 10.125% 4/1/26 (a)	12,060	10,854
NOVA Chemicals Corp.:
4.875% 6/1/24 (a)	15,135	13,584
5.25% 6/1/27 (a)	12,980	10,384
OCI NV:
5.25% 11/1/24 (a)	16,670	16,423
6.625% 4/15/23 (a)	5,370	5,371
Starfruit Finco BV / Starfruit U.S. Holdco LLC 8% 10/1/26 (a)	11,315	10,596
The Chemours Co. LLC 5.375% 5/15/27	32,330	27,157
Tronox, Inc. 6.5% 5/1/25 (a)	8,760	8,815
Valvoline, Inc. 4.25% 2/15/30 (a)	8,315	8,086
		279,737
Consumer Products - 0.3%
Terrier Media Buyer, Inc. 8.875% 12/15/27 (a)	39,000	32,175
Containers - 0.9%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (a)(c)	11,200	10,396
Cascades, Inc.:
5.125% 1/15/26 (a)	5,600	5,600
5.375% 1/15/28 (a)	5,600	5,625
Crown Cork & Seal, Inc.:
7.375% 12/15/26	4,845	5,305
7.5% 12/15/96	12,871	13,000
Labl Escrow Issuer LLC:
6.75% 7/15/26 (a)	18,015	18,615
10.5% 7/15/27 (a)	12,010	11,908
Trivium Packaging Finance BV:
5.5% 8/15/26 (a)	6,930	7,103
8.5% 8/15/27 (a)	12,005	12,545
		90,097
Diversified Financial Services - 2.8%
AssuredPartners, Inc. 7% 8/15/25 (a)	4,865	4,531
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (a)	11,230	11,763
FLY Leasing Ltd. 5.25% 10/15/24	9,470	7,576
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.25% 5/15/27	29,665	28,182
6.25% 5/15/26	24,085	23,666
6.375% 12/15/25	54,810	54,536
6.75% 2/1/24	10,075	10,086
James Hardie International Finance Ltd.:
4.75% 1/15/25 (a)	8,815	8,598
5% 1/15/28 (a)	8,900	8,433
MSCI, Inc.:
4% 11/15/29 (a)	6,385	6,629
5.75% 8/15/25 (a)	7,185	7,505
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	4,315	3,817
5.25% 8/15/22 (a)	9,140	8,427
5.5% 2/15/24 (a)	790	696
Springleaf Finance Corp.:
5.375% 11/15/29	9,400	7,804
6.625% 1/15/28	7,305	6,447
6.875% 3/15/25	51,610	48,808
7.125% 3/15/26	38,380	36,173
		283,677
Diversified Media - 0.3%
Block Communications, Inc. 4.875% 3/1/28 (a)	7,830	7,791
Outfront Media Capital LLC / Corp. 4.625% 3/15/30 (a)	11,205	10,225
Quebecor Media, Inc. 5.75% 1/15/23	15,820	16,673
		34,689
Energy - 8.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75% 1/15/28 (a)	17,645	12,969
Antero Resources Corp. 5.625% 6/1/23 (Reg. S)	2,240	1,316
Antero Resources Finance Corp. 5.375% 11/1/21	2,795	2,500
Callon Petroleum Co. 6.125% 10/1/24	4,090	787
Carrizo Oil & Gas, Inc. 6.25% 4/15/23	7,400	1,536
Chesapeake Energy Corp.:
7% 10/1/24	6,915	138
8% 1/15/25	3,385	68
8% 6/15/27	2,132	43
11.5% 1/1/25 (a)	24,640	678
Citgo Holding, Inc. 9.25% 8/1/24 (a)	27,185	24,467
CNX Midstream Partners LP 6.5% 3/15/26 (a)	6,675	5,496
Comstock Escrow Corp. 9.75% 8/15/26	61,450	53,155
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 4.4905% 6/15/22 (a)(c)(e)	3,025	2,512
6.5% 5/15/26 (a)	53,531	41,620
6.875% 6/15/25 (a)	10,765	8,289
Continental Resources, Inc.:
3.8% 6/1/24	4,425	3,617
4.375% 1/15/28	1,825	1,405
4.5% 4/15/23	2,660	2,352
4.9% 6/1/44	2,750	1,911
Covey Park Energy LLC 7.5% 5/15/25 (a)	10,865	9,018
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (a)	18,015	11,710
5.75% 4/1/25	4,790	3,449
6.25% 4/1/23	1,600	1,168
CVR Energy, Inc.:
5.25% 2/15/25 (a)	16,990	13,932
5.75% 2/15/28 (a)	22,655	19,155
DCP Midstream LLC 5.85% 5/21/43 (a)(c)	18,335	8,434
Denbury Resources, Inc.:
7.75% 2/15/24 (a)	43,134	7,764
9% 5/15/21 (a)	47,050	8,469
9.25% 3/31/22 (a)	7,030	1,265
Diamond Offshore Drilling, Inc.:
4.875% 11/1/43 (f)	550	59
5.7% 10/15/39 (f)	2,813	302
EG Global Finance PLC 8.5% 10/30/25 (a)	16,085	15,683
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	9,698	8,583
5.75% 1/30/28 (a)	16,811	14,626
Energy Transfer Equity LP 5.5% 6/1/27	16,735	17,113
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 5/15/26 (a)(f)	76,525	8,418
EQT Corp. 3.9% 10/1/27	27,454	23,061
Exterran Energy Solutions LP 8.125% 5/1/25	11,280	6,768
Extraction Oil & Gas, Inc. 7.375% 5/15/24 (a)	7,165	1,126
Forum Energy Technologies, Inc. 6.25% 10/1/21	13,870	4,438
Genesis Energy LP/Genesis Energy Finance Corp. 6.25% 5/15/26	9,130	7,624
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	15,535	14,448
Hess Midstream Partners LP 5.125% 6/15/28 (a)	11,235	9,844
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	9,920	5,605
5.75% 10/1/25 (a)	11,285	6,291
6.25% 11/1/28 (a)	12,280	6,355
Holly Energy Partners LP/Holly Finance Corp. 5% 2/1/28 (a)	7,615	6,927
Indigo Natural Resources LLC 6.875% 2/15/26 (a)	22,135	20,586
Jonah Energy LLC 7.25% 10/15/25 (a)	18,030	316
Laredo Petroleum, Inc.:
9.5% 1/15/25	11,330	4,815
10.125% 1/15/28	8,495	3,461
MEG Energy Corp. 7.125% 2/1/27 (a)	11,335	7,821
MPLX LP 6.375% 5/1/24 (a)	4,570	4,664
Murphy Oil U.S.A., Inc.:
4.75% 9/15/29	6,860	7,064
5.625% 5/1/27	6,030	6,208
Nabors Industries Ltd.:
7.25% 1/15/26 (a)	11,260	4,279
7.5% 1/15/28 (a)	9,715	3,886
Nabors Industries, Inc. 5.75% 2/1/25	19,210	4,370
NextEra Energy Partners LP 4.25% 7/15/24 (a)	12,015	12,229
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25	11,920	7,748
NGPL PipeCo LLC:
4.375% 8/15/22 (a)	2,995	3,004
4.875% 8/15/27 (a)	3,000	3,054
Nine Energy Service, Inc. 8.75% 11/1/23 (a)	6,245	1,194
NuStar Logistics LP 6% 6/1/26	12,025	10,988
Occidental Petroleum Corp.:
4.4% 4/15/46	9,300	5,836
4.4% 8/15/49	23,525	14,203
4.625% 6/15/45	7,660	4,692
6.45% 9/15/36	9,300	6,789
6.6% 3/15/46	8,755	6,479
Parsley Energy LLC/Parsley Finance Corp.:
5.375% 1/15/25 (a)	1,100	987
5.625% 10/15/27 (a)	2,545	2,176
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28 (a)	27,530	19,599
7.25% 6/15/25	22,875	17,557
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	8,455	6,510
PDC Energy, Inc. 6.125% 9/15/24	3,555	2,791
Range Resources Corp.:
4.875% 5/15/25	8,965	6,948
5% 3/15/23	33,270	29,278
Sanchez Energy Corp. 7.25% 2/15/23 (a)(f)	21,977	220
SESI LLC 7.75% 9/15/24	7,245	1,501
SM Energy Co.:
5.625% 6/1/25	7,285	2,040
6.625% 1/15/27	21,320	5,616
6.75% 9/15/26	4,550	1,240
Southern Natural Gas Co.:
7.35% 2/15/31	23,497	28,133
8% 3/1/32	12,475	16,228
Southern Star Central Corp. 5.125% 7/15/22 (a)	6,750	6,435
Southwestern Energy Co.:
6.2% 1/23/25 (c)	1,805	1,597
7.5% 4/1/26	20,490	18,348
7.75% 10/1/27	12,945	11,265
SRC Energy, Inc. 6.25% 12/1/25	7,435	4,610
Summit Midstream Holdings LLC 5.75% 4/15/25	5,390	1,079
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	9,145	8,894
5.5% 2/15/26	11,640	11,233
Teine Energy Ltd. 6.875% 9/30/22 (a)	11,950	11,472
Tennessee Gas Pipeline Co. 7.625% 4/1/37	5,445	6,576
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	6,270	6,424
4.75% 1/15/30 (a)	11,110	11,360
5% 1/31/28 (a)	6,295	6,604
Transocean, Inc. 7.5% 1/15/26 (a)	12,910	4,906
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind	10,734	644
Unit Corp. 6.625% 5/15/21	2,202	129
W&T Offshore, Inc. 9.75% 11/1/23 (a)	41,795	13,792
Whiting Petroleum Corp. 6.625% 1/15/26 (f)	8,380	838
		817,210
Entertainment/Film - 0.2%
Allen Media LLC 10.5% 2/15/28 (a)	11,405	8,468
Lions Gate Entertainment Corp. 5.875% 11/1/24 (a)	3,865	3,519
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(c)(f)	28,594	12,867
		24,854
Environmental - 0.3%
ADS Waste Holdings, Inc. 5.625% 11/15/24 (a)	10,140	10,495
Covanta Holding Corp.:
5.875% 3/1/24	7,775	7,639
5.875% 7/1/25	3,205	3,101
6% 1/1/27	12,335	11,842
		33,077
Food & Drug Retail - 0.6%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
4.625% 1/15/27 (a)	16,495	16,577
4.875% 2/15/30 (a)	33,425	33,885
Performance Food Group, Inc. 5.5% 10/15/27 (a)	12,635	12,004
		62,466
Food/Beverage/Tobacco - 2.1%
JBS Investments II GmbH:
5.75% 1/15/28 (a)	10,705	10,437
7% 1/15/26 (a)	11,630	12,065
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	24,630	24,938
6.75% 2/15/28 (a)	18,350	19,652
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (a)	20,180	20,432
6.5% 4/15/29 (a)	29,320	31,006
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (a)	9,735	10,295
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (a)	7,660	7,809
4.875% 11/1/26 (a)	7,740	7,779
Pilgrim's Pride Corp. 5.75% 3/15/25 (a)	17,930	18,112
Post Holdings, Inc.:
4.625% 4/15/30 (a)	11,405	11,177
5% 8/15/26 (a)	17,030	16,966
5.5% 12/15/29 (a)	14,975	15,050
5.75% 3/1/27 (a)	7,710	7,893
		213,611
Gaming - 0.8%
MCE Finance Ltd.:
4.875% 6/6/25 (a)	30,275	29,214
5.25% 4/26/26 (a)	12,015	11,715
5.375% 12/4/29 (a)	8,160	7,622
Scientific Games Corp.:
7% 5/15/28 (a)	8,405	6,052
7.25% 11/15/29 (a)	8,405	5,989
Transocean, Inc. 7.25% 11/1/25 (a)	12,270	4,663
Wynn Macau Ltd. 5.125% 12/15/29 (a)	16,800	16,212
		81,467
Healthcare - 5.3%
BCPE Cycle Merger Sub II, Inc. 10.625% 7/15/27 (a)	31,235	31,118
Catalent Pharma Solutions:
4.875% 1/15/26 (a)	4,000	4,060
5% 7/15/27 (a)	3,765	3,840
Centene Corp.:
4.25% 12/15/27 (a)	11,560	12,095
4.625% 12/15/29 (a)	40,420	44,260
4.75% 1/15/25 (a)	7,440	7,614
5.25% 4/1/25 (a)	3,260	3,399
5.375% 6/1/26 (a)	30,420	32,233
5.375% 8/15/26 (a)	7,920	8,436
Charles River Laboratories International, Inc. 4.25% 5/1/28 (a)	3,400	3,430
Community Health Systems, Inc.:
6.625% 2/15/25 (a)	13,150	12,065
8% 3/15/26 (a)	61,410	58,866
8.125% 6/30/24 (a)	41,763	27,877
9.875% 6/30/23 (a)	36,023	26,495
Encompass Health Corp.:
5.125% 3/15/23	6,440	6,408
5.75% 11/1/24	12,913	12,978
Hologic, Inc.:
4.375% 10/15/25 (a)	6,295	6,324
4.625% 2/1/28 (a)	4,255	4,319
Horizon Pharma U.S.A., Inc. 5.5% 8/1/27 (a)	12,050	12,532
IMS Health, Inc. 5% 5/15/27 (a)	12,070	12,398
MPH Acquisition Holdings LLC 7.125% 6/1/24 (a)	6,095	5,432
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% 8/1/29	18,080	17,978
5% 10/15/27	25,968	26,487
Ortho-Clinical Diagnostics, Inc. 7.25% 2/1/28 (a)	16,205	14,544
Radiology Partners, Inc. 9.25% 2/1/28 (a)	20,865	19,874
Service Corp. International 5.125% 6/1/29	5,665	5,892
Teleflex, Inc. 4.625% 11/15/27	4,975	5,099
Tenet Healthcare Corp.:
4.625% 7/15/24	6,055	5,975
4.625% 9/1/24 (a)	12,045	11,804
4.875% 1/1/26 (a)	30,115	29,823
5.125% 5/1/25	6,055	5,661
5.125% 11/1/27 (a)	18,070	17,844
6.25% 2/1/27 (a)	17,930	17,654
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (a)	20,817	21,639
5.75% 8/15/27 (a)	3,120	3,290
Vizient, Inc. 6.25% 5/15/27 (a)	2,760	2,900
		542,643
Homebuilders/Real Estate - 1.4%
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (a)	5,555	5,542
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (a)	7,775	6,385
Howard Hughes Corp. 5.375% 3/15/25 (a)	12,730	12,340
Lennar Corp. 4.75% 11/29/27	12,205	12,519
LGI Homes, Inc. 6.875% 7/15/26 (a)	12,190	11,352
Odebrecht Finance Ltd.:
4.375% 4/25/25 (a)(f)	12,020	398
5.25% 6/27/29 (a)(f)	10,987	441
7.125% 6/26/42 (a)(f)	5,370	269
Starwood Property Trust, Inc. 4.75% 3/15/25	11,625	9,823
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.625% 3/1/24 (a)	1,312	1,233
5.875% 1/31/25 (a)	7,125	6,698
5.875% 6/15/27 (a)	9,260	8,519
6% 9/1/23 (a)	7,430	7,179
TRI Pointe Homes, Inc. 5.875% 6/15/24	16,130	15,648
Uniti Group, Inc. 7.875% 2/15/25 (a)	17,650	16,988
VICI Properties, Inc.:
4.25% 12/1/26 (a)	21,450	20,047
4.625% 12/1/29 (a)	12,240	11,307
		146,688
Hotels - 0.7%
Choice Hotels International, Inc. 5.75% 7/1/22	3,035	3,021
FelCor Lodging LP 6% 6/1/25	10,935	10,447
Hilton Domestic Operating Co., Inc.:
4.875% 1/15/30	6,900	6,607
5.125% 5/1/26	18,255	18,023
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25	17,975	17,750
4.875% 4/1/27	8,435	8,179
Marriott Ownership Resorts, Inc. 6.5% 9/15/26	9,495	8,997
		73,024
Insurance - 0.6%
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (a)	34,880	30,869
8.125% 2/15/24 (a)	12,845	13,230
HUB International Ltd. 7% 5/1/26 (a)	11,770	11,611
		55,710
Leisure - 0.7%
Carnival Corp. 11.5% 4/1/23 (a)	32,585	34,046
Merlin Entertainments PLC 5.75% 6/15/26 (a)	7,725	7,300
Studio City Co. Ltd. 7.25% 11/30/21 (a)	6,220	6,138
Vail Resorts, Inc. 6.25% 5/15/25 (a)	6,250	6,453
Viking Cruises Ltd. 5.875% 9/15/27 (a)	11,595	7,892
Voc Escrow Ltd. 5% 2/15/28 (a)	10,755	8,450
		70,279
Metals/Mining - 1.8%
Alcoa Nederland Holding BV:
6.125% 5/15/28 (a)	3,565	3,449
6.75% 9/30/24 (a)	7,705	7,626
7% 9/30/26 (a)	6,385	6,321
Aleris International, Inc. 6% 6/1/20 (a)(d)	151	151
Compass Minerals International, Inc. 6.75% 12/1/27 (a)	24,600	24,354
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	8,210	7,143
6.875% 3/1/26 (a)	23,905	20,678
7.25% 4/1/23 (a)	3,465	3,110
7.5% 4/1/25 (a)	18,935	16,503
FMG Resources (August 2006) Pty Ltd.:
4.5% 9/15/27 (a)	9,015	8,808
4.75% 5/15/22 (a)	7,950	7,986
5.125% 3/15/23 (a)	12,860	12,981
5.125% 5/15/24 (a)	9,780	9,924
Freeport-McMoRan, Inc. 5.45% 3/15/43	5,135	4,726
Howmet Aerospace, Inc. 6.875% 5/1/25	10,860	11,075
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (a)	6,445	6,187
Kaiser Aluminum Corp. 4.625% 3/1/28 (a)	11,215	10,441
Mineral Resources Ltd. 8.125% 5/1/27 (a)	18,015	18,533
Murray Energy Corp.:
11.25% 4/15/21 (a)(f)	8,915	0
12% 4/15/24 pay-in-kind (a)(c)(f)	10,343	0
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.5% 6/15/25 (a)	9,795	7,469
		187,465
Paper - 0.0%
Boise Cascade Co. 5.625% 9/1/24 (a)	4,105	4,084
Publishing/Printing - 0.2%
Getty Images, Inc. 9.75% 3/1/27 (a)	20,665	15,344
Restaurants - 1.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (a)	9,165	8,889
4.375% 1/15/28 (a)	12,815	12,391
5% 10/15/25 (a)	65,605	65,933
Golden Nugget, Inc.:
6.75% 10/15/24 (a)	22,555	17,593
8.75% 10/1/25 (a)	24,245	13,577
KFC Holding Co./Pizza Hut Holding LLC:
4.75% 6/1/27 (a)	9,215	9,512
5% 6/1/24 (a)	8,800	9,067
5.25% 6/1/26 (a)	8,800	8,998
Yum! Brands, Inc.:
4.75% 1/15/30 (a)	10,355	10,562
7.75% 4/1/25 (a)	3,735	4,072
		160,594
Services - 1.2%
ASGN, Inc. 4.625% 5/15/28 (a)	9,590	8,844
Avantor, Inc. 6% 10/1/24 (a)	12,090	12,743
CDK Global, Inc. 5.875% 6/15/26	4,545	4,761
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (a)	8,765	8,045
Iron Mountain, Inc. 4.875% 9/15/29 (a)	24,110	23,085
KAR Auction Services, Inc. 5.125% 6/1/25 (a)	10,355	8,931
Ritchie Bros. Auctioneers, Inc. 5.375% 1/15/25 (a)	3,510	3,545
Tempo Acquisition LLC 6.75% 6/1/25 (a)	8,815	8,551
The Brink's Co. 4.625% 10/15/27 (a)	12,180	11,388
The GEO Group, Inc.:
5.125% 4/1/23	9,625	8,061
5.875% 10/15/24	6,200	4,898
6% 4/15/26	9,655	7,314
United Rentals North America, Inc.:
3.875% 11/15/27	5,560	5,435
5.5% 5/15/27	7,325	7,398
		122,999
Steel - 0.5%
Algoma Steel SCA 0% 12/31/23 (d)	1,982	1,506
Cleveland-Cliffs, Inc.:
4.875% 1/15/24 (a)	12,165	10,406
5.75% 3/1/25	3,141	2,246
5.875% 6/1/27	18,030	11,269
Commercial Metals Co. 5.75% 4/15/26	9,135	9,044
Infrabuild Australia Pty Ltd. 12% 10/1/24 (a)	9,055	7,697
JMC Steel Group, Inc. 9.875% 6/15/23 (a)	3,000	3,004
United States Steel Corp. 6.25% 3/15/26	12,205	7,760
		52,932
Super Retail - 0.1%
Asbury Automotive Group, Inc.:
4.5% 3/1/28 (a)	3,534	2,967
4.75% 3/1/30 (a)	3,523	2,952
Burlington Coat Factory Warehouse Corp. 6.25% 4/15/25 (a)	3,270	3,327
		9,246
Technology - 2.9%
Ascend Learning LLC:
6.875% 8/1/25 (a)	4,115	4,074
6.875% 8/1/25 (a)	11,865	11,746
Banff Merger Sub, Inc. 9.75% 9/1/26 (a)	24,658	22,131
Camelot Finance SA 4.5% 11/1/26 (a)	10,590	10,669
CDW LLC/CDW Finance Corp. 5% 9/1/25	6,380	6,571
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	19,115	19,147
Fair Isaac Corp. 4% 6/15/28 (a)	10,910	10,828
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25% 12/1/27 (a)	9,345	9,602
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (a)	8,065	8,146
JDA Escrow LLC/JDA Bond Finance, Inc. 7.375% 10/15/24 (a)	4,060	3,989
MTS Systems Corp. 5.75% 8/15/27 (a)	3,140	2,912
NCR Corp.:
5.75% 9/1/27 (a)	9,035	9,058
6.125% 9/1/29 (a)	9,035	8,967
8.125% 4/15/25 (a)	4,675	4,956
Nortonlifelock, Inc. 5% 4/15/25 (a)	10,050	10,113
Open Text Corp.:
3.875% 2/15/28 (a)	5,690	5,548
5.875% 6/1/26 (a)	8,535	8,962
Open Text Holdings, Inc. 4.125% 2/15/30 (a)	5,690	5,535
Parametric Technology Corp.:
3.625% 2/15/25 (a)	6,650	6,547
4% 2/15/28 (a)	6,575	6,444
6% 5/15/24	3,490	3,596
Qorvo, Inc. 5.5% 7/15/26	6,085	6,389
Sensata Technologies BV 5% 10/1/25 (a)	11,210	11,149
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	11,535	11,881
Uber Technologies, Inc.:
7.5% 9/15/27 (a)	29,590	30,185
8% 11/1/26 (a)	28,140	28,844
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.5% 2/1/23 (a)	16,225	15,763
10.5% 2/1/24 (a)	14,323	12,783
		296,535
Telecommunications - 5.9%
Altice Financing SA 5% 1/15/28 (a)	11,280	10,998
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (a)	22,740	22,456
Front Range BidCo, Inc. 4% 3/1/27 (a)	17,180	16,662
Frontier Communications Corp. 8.5% 4/1/26 (a)(f)	42,840	39,627
GCI, Inc. 6.875% 4/15/25	10,905	11,259
GTT Communications, Inc. 7.875% 12/31/24 (a)	1,110	663
Intelsat Jackson Holdings SA:
5.5% 8/1/23	31,470	17,092
8% 2/15/24 (a)	20,755	21,311
8.5% 10/15/24 (a)	21,405	12,415
9.75% 7/15/25 (a)	36,315	20,518
NGL Energy Partners LP/NGL Energy Finance Corp. 7.5% 4/15/26	12,005	7,803
Sable International Finance Ltd. 5.75% 9/7/27 (a)	20,710	20,710
Sabre GLBL, Inc. 9.25% 4/15/25 (a)	8,180	8,640
SBA Communications Corp. 3.875% 2/15/27 (a)	17,015	17,377
SFR Group SA:
5.5% 1/15/28 (a)	22,110	22,267
7.375% 5/1/26 (a)	125,670	131,325
8.125% 2/1/27 (a)	7,635	8,227
Sprint Capital Corp.:
6.875% 11/15/28	76,454	92,077
8.75% 3/15/32	66,716	93,736
Sprint Corp. 7.625% 3/1/26	10,895	12,879
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	15,200	15,504
U.S. West Communications 7.25% 9/15/25	1,480	1,586
		605,132
Transportation Ex Air/Rail - 0.3%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (a)	3,310	2,961
5.25% 5/15/24 (a)	17,970	15,582
5.5% 1/15/23 (a)	5,305	4,874
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (a)	10,180	9,124
		32,541
Utilities - 3.7%
Clearway Energy Operating LLC 4.75% 3/15/28 (a)	6,920	7,041
Global Partners LP/GLP Finance Corp. 7% 6/15/23	11,295	9,827
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	8,025	8,145
4.5% 9/15/27 (a)	5,580	5,726
NRG Energy, Inc.:
5.75% 1/15/28	9,410	10,116
6.625% 1/15/27	26,747	28,552
Pacific Gas & Electric Co.:
3.5% 10/1/20 (f)	5,735	5,864
3.75% 8/15/42 (f)	10,400	10,166
3.95% 12/1/47 (f)	53,930	52,717
4% 12/1/46 (f)	24,380	24,307
4.25% 3/15/46 (f)	2,400	2,478
4.3% 3/15/45 (f)	5,995	6,250
5.8% 3/1/37 (f)	41,190	46,133
6.05% 3/1/34 (f)	80,450	90,506
Pattern Energy Group, Inc. 5.875% 2/1/24 (a)	5,475	5,530
The AES Corp. 4.5% 3/15/23	5,175	5,163
Vistra Operations Co. LLC:
5% 7/31/27 (a)	22,585	23,034
5.5% 9/1/26 (a)	3,485	3,588
5.625% 2/15/27 (a)	28,195	29,675
		374,818

TOTAL NONCONVERTIBLE BONDS		6,251,945

TOTAL CORPORATE BONDS
(Cost $6,855,265)		6,256,905
	Shares	Value (000s)

Common Stocks - 21.0%
Air Transportation - 0.5%
Air Canada (g)	3,438,100	49,993
Automotive & Auto Parts - 0.6%
Allison Transmission Holdings, Inc.	285,200	10,364
Chassix Holdings, Inc. warrants 7/29/20 (d)(g)	37,382	381
Exide Technologies (d)(g)	9,824	10
Exide Technologies (d)(g)	580,031	0
Motors Liquidation Co. GUC Trust (g)	11,464	121
Tesla, Inc. (g)	39,100	30,572
UC Holdings, Inc. (d)(g)	677,217	16,869

TOTAL AUTOMOTIVE & AUTO PARTS		58,317

Banks & Thrifts - 0.4%
Bank of America Corp.	747,115	17,968
JPMorgan Chase & Co.	250,380	23,976

TOTAL BANKS & THRIFTS		41,944

Broadcasting - 0.3%
iHeartMedia, Inc. warrants 5/1/39 (g)	104	1
Nexstar Broadcasting Group, Inc. Class A	376,429	26,365

TOTAL BROADCASTING		26,366

Building Materials - 0.2%
Carrier Global Corp. (g)	1,120,800	19,849
Cable/Satellite TV - 0.5%
Altice U.S.A., Inc. Class A (g)	1,930,500	50,135
Capital Goods - 1.2%
Fortive Corp.	396,900	25,402
Thermo Fisher Scientific, Inc.	112,300	37,585
Zebra Technologies Corp. Class A (g)	268,300	61,618

TOTAL CAPITAL GOODS		124,605

Chemicals - 0.3%
CF Industries Holdings, Inc.	695,500	19,126
The Chemours Co. LLC	781,940	9,172

TOTAL CHEMICALS		28,298

Consumer Products - 0.1%
Reddy Ice Holdings, Inc. (d)	199,717	21
Reddy Ice Holdings, Inc. (d)(g)	496,439	0
Tempur Sealy International, Inc. (g)	295,200	15,867

TOTAL CONSUMER PRODUCTS		15,888

Containers - 0.1%
Berry Global Group, Inc. (g)	390,700	15,546
Diversified Financial Services - 1.0%
American Express Co.	270,700	24,701
MasterCard, Inc. Class A	194,400	53,454
OneMain Holdings, Inc.	876,600	21,222
Penson Worldwide, Inc. Class A (d)(g)	10,322,034	0
PJT Partners, Inc.	5,092	248

TOTAL DIVERSIFIED FINANCIAL SERVICES		99,625

Energy - 0.1%
Chaparral Energy, Inc. Class A (g)(h)	146,806	72
Forbes Energy Services Ltd. (g)	193,218	17
Goodrich Petroleum Corp. (g)	129,527	1,102
Harvest Oil & Gas Corp.	254,828	624
MEG Energy Corp. (g)	2,376,100	5,309
Ultra Petroleum Corp. warrants 7/14/25 (g)	211,400	0
VNR Finance Corp. (d)(g)	119,961	0
VNR Finance Corp. (a)(d)(g)	577,714	0

TOTAL ENERGY		7,124

Food & Drug Retail - 0.1%
Southeastern Grocers, Inc. (d)(g)	183,263	7,431
Food/Beverage/Tobacco - 0.8%
Darling International, Inc. (g)	1,038,617	21,385
JBS SA	14,101,600	61,822

TOTAL FOOD/BEVERAGE/TOBACCO		83,207

Gaming - 1.0%
Boyd Gaming Corp.	1,243,300	20,751
Eldorado Resorts, Inc. (g)	1,155,536	24,775
MGM Mirage, Inc.	603,800	10,162
Penn National Gaming, Inc. (g)	1,786,500	31,835
Studio City International Holdings Ltd. ADR (g)	695,700	12,105

TOTAL GAMING		99,628

Healthcare - 2.8%
Alexion Pharmaceuticals, Inc. (g)	182,800	19,646
Bausch Health Cos., Inc. (Canada) (g)	653,700	11,811
Bristol-Myers Squibb Co.	313,200	19,046
Charles River Laboratories International, Inc. (g)	185,000	26,764
Cigna Corp.	158,700	31,070
Encompass Health Corp.	34	2
HCA Holdings, Inc.	176,200	19,361
Humana, Inc.	105,400	40,244
IQVIA Holdings, Inc. (g)	393,500	56,109
Jazz Pharmaceuticals PLC (g)	141,800	15,633
Rotech Healthcare, Inc. (d)(g)	185,710	1,933
UnitedHealth Group, Inc.	144,600	42,291

TOTAL HEALTHCARE		283,910

Homebuilders/Real Estate - 0.0%
American Tower Corp.	11,612	2,764
Leisure - 0.0%
Royal Caribbean Cruises Ltd. (h)	115,100	5,383
Metals/Mining - 0.1%
Aleris Corp. (d)(g)	127,520	0
Elah Holdings, Inc. (g)	906	47
First Quantum Minerals Ltd.	1,764,200	10,773

TOTAL METALS/MINING		10,820

Restaurants - 0.2%
Restaurant Brands International, Inc.	446,100	21,761
Services - 1.5%
ASGN, Inc. (g)	258,700	12,017
HD Supply Holdings, Inc. (g)	909,800	27,003
Novus Holdings Ltd.	100,408	8
Penhall Acquisition Co.:
Class A (d)(g)	26,163	1,717
Class B (d)(g)	8,721	572
United Rentals, Inc. (g)	524,794	67,436
Visa, Inc. Class A	255,040	45,581

TOTAL SERVICES		154,334

Steel - 0.0%
Algoma Steel GP (d)(g)	198,162	4
Algoma Steel SCA (d)(g)	198,162	36

TOTAL STEEL		40

Super Retail - 0.2%
Amazon.com, Inc. (g)	7,400	18,308
Arena Brands Holding Corp. Class B (d)(g)(i)	659,302	1,549

TOTAL SUPER RETAIL		19,857

Technology - 6.9%
Adobe, Inc. (g)	256,400	90,673
Alphabet, Inc. Class A (g)	49,800	67,066
Broadcom, Inc.	58,300	15,835
CDW Corp.	247,000	27,368
EPAM Systems, Inc. (g)	217,400	48,021
Facebook, Inc. Class A (g)	257,000	52,610
Fiserv, Inc. (g)	316,513	32,620
Global Payments, Inc.	352,024	58,443
GoDaddy, Inc. (g)	281,500	19,545
Lam Research Corp.	153,700	39,237
Microchip Technology, Inc. (h)	511,900	44,909
Microsoft Corp.	428,400	76,774
ON Semiconductor Corp. (g)	1,315,038	21,100
PayPal Holdings, Inc. (g)	335,400	41,254
Salesforce.com, Inc. (g)	63,300	10,251
Skyworks Solutions, Inc.	182,400	18,948
SS&C Technologies Holdings, Inc.	486,982	26,862
VMware, Inc. Class A (g)(h)	113,600	14,941

TOTAL TECHNOLOGY		706,457

Telecommunications - 1.0%
Palo Alto Networks, Inc. (g)	118,300	23,247
T-Mobile U.S., Inc. (g)	906,500	79,591

TOTAL TELECOMMUNICATIONS		102,838

Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA:
Class A1 (d)(g)(i)	598,287	1
Class A2 (d)(g)(i)	598,287	1
Class A3 (d)(g)(i)	598,287	1
Class A4 (d)(g)(i)	598,287	1
Class A5 (d)(g)(i)	598,287	1
Class A6 (d)(g)(i)	598,287	1
Class A7 (d)(g)(i)	598,287	1
Class A8 (d)(g)(i)	598,287	1
Class A9 (d)(g)(i)	598,287	1
U.S. Shipping Partners Corp. (d)(g)	51,736	0
U.S. Shipping Partners Corp. warrants 12/31/29 (d)(g)	484,379	0

TOTAL TRANSPORTATION EX AIR/RAIL		9

Utilities - 1.1%
NRG Energy, Inc.	986,100	33,064
PG&E Corp. (g)	1,657,700	17,638
Portland General Electric Co.	14,817	693
Vistra Energy Corp.	3,018,900	58,989

TOTAL UTILITIES		110,384

TOTAL COMMON STOCKS
(Cost $1,834,050)		2,146,513

Nonconvertible Preferred Stocks - 0.0%
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA (d)(g)(i)
(Cost $10,250)	287,159,690	97
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 3.9%
Aerospace - 0.0%
Arconic Rolled Products Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.24% 3/25/27 (c)(e)(j)	1,455	1,440
Air Transportation - 0.0%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.9501% 4/8/26 (c)(e)(j)	2,631	2,295
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.9501% 4/8/26 (c)(e)(j)	1,414	1,234

TOTAL AIR TRANSPORTATION		3,529

Automotive & Auto Parts - 0.2%
Wand NewCo 3, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.072% 2/5/26 (c)(e)(j)	18,354	16,267
Banks & Thrifts - 0.0%
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.1536% 2/27/26 (c)(e)(j)	3,643	3,479
Broadcasting - 0.1%
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.7345% 9/19/26 (c)(e)(j)	4,270	3,998
Building Materials - 0.1%
ACProducts, Inc. 1LN, term loan 3 month U.S. LIBOR + 6.500% 8.1916% 8/13/25 (c)(e)(j)	4,730	4,204
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 9/27/24 (c)(e)(j)	2,935	2,183

TOTAL BUILDING MATERIALS		6,387

Cable/Satellite TV - 0.0%
LCPR Loan Financing LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.814% 10/22/26 (c)(e)(j)	2,140	2,092
Diversified Financial Services - 0.2%
RPI 2019 Intermediate Finance Trust Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.1536% 2/11/27 (c)(e)(j)	8,374	8,116
RPI Intermediate Finance Trust Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.1536% 2/11/27 (c)(e)(j)	6,004	5,826

TOTAL DIVERSIFIED FINANCIAL SERVICES		13,942

Energy - 0.9%
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.1536% 11/3/25 (c)(e)(j)	6,024	2,809
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (c)(e)(j)	8,801	4,093
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 11.9883% 12/31/21 (c)(e)(j)	98,780	3,520
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.3633% 12/31/22 (c)(e)(j)	119,795	26,288
Chesapeake Energy Corp. term loan 3 month U.S. LIBOR + 8.000% 9% 6/9/24 (c)(e)(j)	56,390	19,924
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (c)(e)(j)	1,398	1,153
EG America LLC 2LN, term loan 3 month U.S. LIBOR + 8.000% 9.072% 3/23/26 (c)(e)(j)	5,815	4,332
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.62% 3/1/26 (c)(e)(j)	35,950	21,462
Forbes Energy Services LLC Tranche B, term loan 18% 4/13/21 (c)(d)(j)	1,985	2,000
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% 12/31/49 (d)(e)(f)(j)	5,861	4,689
term loan 7.25% 12/31/49 (c)(d)(f)(j)	2,528	2,022

TOTAL ENERGY		92,292

Entertainment/Film - 0.1%
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.2309% 2/10/27 (c)(e)(j)	8,555	7,700
Healthcare - 0.4%
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.4375% 6/13/26 (c)(e)(j)	43,462	40,976
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.7183% 6/1/25 (c)(e)(j)	1,918	1,853

TOTAL HEALTHCARE		42,829

Hotels - 0.0%
Travelport Finance Luxembourg SARL Tranche B 2LN, term loan 3 month U.S. LIBOR + 9.000% 10.072% 5/28/27 (c)(e)(j)	12,390	3,655
Metals/Mining - 0.0%
Murray Energy Corp.:
term loan 3 month U.S. LIBOR + 11.000% 13% 7/31/20 (c)(e)(j)	4,624	3,006
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 0% 10/17/22 (e)(f)(j)	22,488	169

TOTAL METALS/MINING		3,175

Services - 0.2%
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.7001% 8/22/25 (c)(e)(j)	6,055	4,541
Maverick Purchaser Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.4036% 1/23/27 (c)(e)(j)	2,230	2,124
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (c)(e)(j)	8,249	7,796
Sotheby's 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 1/3/27 (c)(e)(j)	11,203	9,579

TOTAL SERVICES		24,040

Technology - 1.2%
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.6536% 10/2/25 (c)(e)(j)	36,552	31,435
Camelot Finance SA Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.6536% 10/31/26 (c)(e)(j)	1,147	1,096
Curie Merger Sub LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.7001% 11/4/26 (c)(e)(j)	600	574
Kronos, Inc. 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.0133% 11/1/24 (c)(e)(j)	19,695	18,809
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 5.25% 1/20/24 (c)(e)(j)	3,070	2,776
3 month U.S. LIBOR + 9.000% 10% 1/20/25 (c)(e)(j)	10,270	8,909
McAfee LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.750% 4.1876% 9/29/24 (c)(e)(j)	4,575	4,367
3 month U.S. LIBOR + 8.500% 9.5% 9/29/25 (c)(e)(j)	24,662	23,830
ON Semiconductor Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.4036% 9/19/26 (c)(e)(j)	7,806	7,517
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.8633% 2/19/27 (c)(e)(j)	2,355	2,214
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 8.9451% 10/11/26 (c)(e)(j)	10,089	8,021
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.9451% 10/11/25 (c)(e)(j)	11,054	9,829

TOTAL TECHNOLOGY		119,377

Telecommunications - 0.2%
Connect Finco Sarl Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/11/26 (c)(e)(j)	9,050	8,251
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.74% 5/31/25 (c)(e)(j)	9,387	6,779
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.4036% 3/9/27 (c)(e)(j)	8,780	8,229

TOTAL TELECOMMUNICATIONS		23,259

Utilities - 0.3%
Vertiv Group Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.9929% 3/2/27 (c)(e)(j)	34,225	32,086
TOTAL BANK LOAN OBLIGATIONS
(Cost $692,061)		399,547

Preferred Securities - 9.8%
Banks & Thrifts - 8.6%
Bank of America Corp.:
5.125% (c)(k)	36,030	36,071
5.2% (c)(k)	61,440	61,017
5.875% (c)(k)	102,630	105,454
6.25% (c)(k)	28,555	30,037
Citigroup, Inc.:
4.7% (c)(k)	15,285	13,493
5% (c)(k)	60,300	55,241
5.9% (c)(k)	27,015	27,638
5.95% (c)(k)	51,015	51,544
6.3% (c)(k)	5,610	5,703
Goldman Sachs Group, Inc.:
4.4% (c)(k)	8,035	7,221
4.95% (c)(k)	13,335	12,705
5% (c)(k)	84,915	78,866
5.375% (c)(k)	31,615	30,170
Huntington Bancshares, Inc. 5.7% (c)(k)	12,990	11,464
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 4.7534% (c)(e)(k)	43,545	38,338
4% (c)(k)	34,340	30,128
4.6% (c)(k)	23,365	21,249
5% (c)(k)	30,845	29,071
5.3% (c)(k)	16,855	16,448
6% (c)(k)	69,385	71,108
6.125% (c)(k)	17,585	17,984
6.75% (c)(k)	8,330	9,082
Wells Fargo & Co.:
5.875% (c)(k)	50,420	54,940
5.9% (c)(k)	63,075	65,424

TOTAL BANKS & THRIFTS		880,396

Diversified Financial Services - 0.2%
AerCap Holdings NV 5.875% 10/10/79 (c)	33,325	22,357
Energy - 1.0%
DCP Midstream Partners LP 7.375% (c)(k)	15,260	6,261
Energy Transfer Partners LP:
6.25% (c)(k)	70,123	50,001
6.625% (c)(k)	27,290	19,926
MPLX LP 6.875% (c)(k)	30,450	22,331
Summit Midstream Partners LP 9.5% (c)(k)	15,260	2,073

TOTAL ENERGY		100,592

Homebuilders/Real Estate - 0.0%
Odebrecht Finance Ltd. 7.5% (a)(f)(k)	2,940	118
TOTAL PREFERRED SECURITIES
(Cost $1,093,033)		1,003,463
	Shares	Value (000s)

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.16% (l)	321,821,000	321,918
Fidelity Securities Lending Cash Central Fund 0.11% (l)(m)	9,321,519	9,322
TOTAL MONEY MARKET FUNDS
(Cost $331,161)		331,240
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $10,815,820)		10,137,765
NET OTHER ASSETS (LIABILITIES) - 0.9%		90,603
NET ASSETS - 100%		$10,228,368

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,034,631,000 or 39.4% of net assets.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Level 3 security

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Non-income producing - Security is in default.

 (g) Non-income producing

 (h) Security or a portion of the security is on loan at period end.

 (i) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,655,000 or 0.0% of net assets.

 (j) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (k) Security is perpetual in nature with no stated maturity date.

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (m) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$21,592
Tricer Holdco SCA	10/16/09 - 12/30/17	$10,248
Tricer Holdco SCA Class A1	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A2	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A3	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A4	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A5	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A6	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A7	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A8	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A9	10/16/09 - 10/29/09	$1,654

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$17,097
Fidelity Securities Lending Cash Central Fund	148
Total	$17,245

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$275,768	$275,767	$1	$--
Consumer Discretionary	210,328	191,519	--	18,809
Consumer Staples	90,659	83,207	--	7,452
Energy	7,124	7,124	--	--
Financials	88,236	88,236	--	--
Health Care	321,495	319,562	--	1,933
Industrials	214,467	212,064	8	2,395
Information Technology	770,681	770,681	--	--
Materials	54,704	54,664	--	40
Real Estate	2,764	2,764	--	--
Utilities	110,384	110,384	--	--
Corporate Bonds	6,256,905	--	6,252,655	4,250
Bank Loan Obligations	399,547	--	390,836	8,711
Preferred Securities	1,003,463	--	1,003,463	--
Money Market Funds	331,240	331,240	--	--
Total Investments in Securities:	$10,137,765	$2,447,212	$7,646,963	$43,590

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.2%
Canada	3.7%
Luxembourg	1.7%
France	1.6%
Netherlands	1.4%
Cayman Islands	1.3%
Multi-National	1.3%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		April 30, 2020
Assets
Investment in securities, at value (including securities loaned of $8,746) — See accompanying schedule: Unaffiliated issuers (cost $10,484,659)	$9,806,525
Fidelity Central Funds (cost $331,161)	331,240
Total Investment in Securities (cost $10,815,820)		$10,137,765
Cash		238
Receivable for investments sold		19,684
Receivable for fund shares sold		6,848
Dividends receivable		2,087
Interest receivable		130,082
Distributions receivable from Fidelity Central Funds		63
Prepaid expenses		5
Other receivables		528
Total assets		10,297,300
Liabilities
Payable for investments purchased
Regular delivery	$22,617
Delayed delivery	6,630
Payable for fund shares redeemed	19,656
Distributions payable	4,250
Accrued management fee	4,560
Other affiliated payables	1,097
Other payables and accrued expenses	804
Collateral on securities loaned	9,318
Total liabilities		68,932
Net Assets		$10,228,368
Net Assets consist of:
Paid in capital		$10,827,373
Total accumulated earnings (loss)		(599,005)
Net Assets		$10,228,368
Net Asset Value, offering price and redemption price per share ($10,228,368 ÷ 1,146,238 shares)		$8.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2020
Investment Income
Dividends		$85,158
Interest		479,552
Income from Fidelity Central Funds (including $148 from security lending)		17,245
Total income		581,955
Expenses
Management fee	$64,407
Transfer agent fees	12,848
Accounting fees	1,445
Custodian fees and expenses	130
Independent trustees' fees and expenses	69
Registration fees	266
Audit	128
Legal	(1,745)
Miscellaneous	219
Total expenses before reductions	77,767
Expense reductions	(85)
Total expenses after reductions		77,682
Net investment income (loss)		504,273
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	80,982
Fidelity Central Funds	71
Foreign currency transactions	(108)
Total net realized gain (loss)		80,945
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,461,144)
Fidelity Central Funds	33
Assets and liabilities in foreign currencies	(20)
Total change in net unrealized appreciation (depreciation)		(1,461,131)
Net gain (loss)		(1,380,186)
Net increase (decrease) in net assets resulting from operations		$(875,913)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2020	Year ended April 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$504,273	$514,624
Net realized gain (loss)	80,945	78,620
Change in net unrealized appreciation (depreciation)	(1,461,131)	114,337
Net increase (decrease) in net assets resulting from operations	(875,913)	707,581
Distributions to shareholders	(594,227)	(807,791)
Share transactions
Proceeds from sales of shares	3,247,199	2,212,313
Reinvestment of distributions	527,109	721,792
Cost of shares redeemed	(3,706,922)	(3,255,515)
Net increase (decrease) in net assets resulting from share transactions	67,386	(321,410)
Total increase (decrease) in net assets	(1,402,754)	(421,620)
Net Assets
Beginning of period	11,631,122	12,052,742
End of period	$10,228,368	$11,631,122
Other Information
Shares
Sold	335,944	223,038
Issued in reinvestment of distributions	53,598	73,721
Redeemed	(397,075)	(333,577)
Net increase (decrease)	(7,533)	(36,818)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Capital & Income Fund

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.08	$10.12	$10.09	$9.24	$9.99
Income from Investment Operations
Net investment income (loss)A	.426	.432	.482	.430	.404
Net realized and unrealized gain (loss)	(1.085)	.207	.065	.824	(.710)
Total from investment operations	(.659)	.639	.547	1.254	(.306)
Distributions from net investment income	(.425)	(.487)	(.410)	(.405)	(.387)
Distributions from net realized gain	(.076)	(.192)	(.107)	–	(.058)
Total distributions	(.501)	(.679)	(.517)	(.405)	(.445)
Redemption fees added to paid in capitalA	–	–	–B	.001	.001
Net asset value, end of period	$8.92	$10.08	$10.12	$10.09	$9.24
Total ReturnC	(6.89)%	6.74%	5.51%	13.85%	(3.05)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.67%	.69%	.67%	.73%	.75%
Expenses net of fee waivers, if any	.67%	.69%	.67%	.73%	.75%
Expenses net of all reductions	.67%	.69%	.67%	.73%	.74%
Net investment income (loss)	4.32%	4.37%	4.71%	4.45%	4.30%
Supplemental Data
Net assets, end of period (in millions)	$10,228	$11,631	$12,053	$11,230	$10,188
Portfolio turnover rateF	46%	43%	39%	39%	35%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $505 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$847,742
Gross unrealized depreciation	(1,485,649)
Net unrealized appreciation (depreciation)	$(637,907)
Tax Cost	$10,775,672

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,529
Undistributed long-term capital gain	$26,847
Net unrealized appreciation (depreciation) on securities and other investments	$(637,932)

The tax character of distributions paid was as follows:

	April 30, 2020	April 30, 2019
Ordinary Income	$505,526	$ 578,310
Long-term Capital Gains	88,701	229,481
Total	$594,227	$ 807,791

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Capital & Income Fund	5,292,481	4,902,639

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Capital & Income Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Capital & Income Fund	$38

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Capital & Income Fund	$29

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $7. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $3 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $40.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $40.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Litigation.

The Fund and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs sought an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contended that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In May 2019, the parties reached a settlement that has been approved by the Bankruptcy Court. Under the terms of the settlement, the Fund will not be required to return any of the proceeds received in 2009, and will be entitled to recover a portion of the legal costs incurred in defending the case.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Capital & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Capital & Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 10, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 312 funds. Ms. Doulton oversees 210 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as an officer of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Actual	.65%	$1,000.00	$914.30	$3.09
Hypothetical-C		$1,000.00	$1,021.63	$3.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Capital & Income Fund voted to pay on June 8, 2020 to shareholders of record at the opening of business on June 5, 2020, a distribution of $0.025 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2020, $85,043,103, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.61% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $142,176,984 of distributions paid during the period January 1, 2020 to April 30, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Capital & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Capital & Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Capital & Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

CAI-ANN-0620
1.703159.122

Fidelity® High Income Fund

Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(9.40)%	2.03%	4.61%
Class M (incl. 4.00% sales charge)	(9.41)%	2.03%	4.61%
Class C (incl. contingent deferred sales charge)	(7.25)%	2.64%	4.93%
Fidelity® High Income Fund	(5.35)%	2.96%	5.09%
Class I	(5.40)%	2.93%	5.08%
Class Z	(5.30)%	2.97%	5.09%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.

 Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on December 4, 2018. Returns prior to December 4, 2018 are those of Fidelity® High Income Fund, the original class of the fund.

 The initial offering of Class Z shares took place on December 4, 2018. Returns prior to December 4, 2108, are those of Fidelity® High Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund, a class of the fund, on April 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$16,427	Fidelity® High Income Fund
$17,322	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. high-yield bonds rode a supportive backdrop into 2020 before giving way amid the early-year global outbreak and spread of the coronavirus. The ICE BofA® US High Yield Constrained Index returned -5.27% for the 12 months ending April 30. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, plunging oil prices and extreme uncertainty, volatility, and dislocation in financial markets. Following a flat January, high yield returned -1.55% in February, after a surge in COVID-19 cases outside China. The downtrend steepened in March, with the market enduring its fastest sell-off on record and credit spreads widening sharply. The index finished the month down 11.77%, capping its worst quarter since 2008, despite an uptrend in the final week. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption. This was evident in April, when the index rose 3.80% on improved coronavirus trends, plans for reopening the economy and progress on potential treatments. Investor sentiment for risk assets waned this period, with fairly wide performance variance based on quality. Among major credit tiers, higher-rated (BB) bonds gained 0.32%, while lower-quality (CCC-C) issues returned -20.79%. By industry, the biggest laggards included energy (-33%) and air transportation (-17%), whereas defensive-oriented groups such as food & drug retail (+11%) and cable/satellite TV (+7%) enjoyed some ballast.

Comments from Co-Portfolio Managers Michael Weaver and Alexandre Karam:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned about about -5% to -6%, versus -5.27% for the benchmark, the ICE BofA® US High Yield Constrained Index. The fund’s core high-yield bond subportfolio outpaced the benchmark and modestly contributed to our relative result. The fund's stake in cash, which averaged roughly 4% of assets this period, also boosted relative performance. In contrast, our small non-benchmark allocation to floating-rate bank loans significantly trailed high yield, and therefore hurt relative performance. By industry, security selection in telecommunications, services and broadcasting contributed, as did our overweighting in cable/satellite TV. Conversely, our picks and an overweighting in energy detracted most by a wide margin, with security selection and an overweighting in air transportation hurting to a lesser degree. Our top individual contributor was an outsized stake in JBS (+5%), a major processor of beef, pork and prepared foods. In the telecommunications group, we added value by overweighting Altice Financial (+9%), a sizable fund holding. Turning to notable detractors versus the benchmark, overweightings in several underperforming energy names hurt most, including California Resources (-91%), Chesapeake Energy (-91%), Denbury (-76%) and Sanchez Energy (-67%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
Tenet Healthcare Corp.	3.1
CCO Holdings LLC/CCO Holdings Capital Corp.	3.1
TransDigm, Inc.	2.4
C&W Senior Financing Designated Activity Co.	1.9
SFR Group SA	1.8
12.3

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Telecommunications	15.0
Healthcare	9.2
Energy	8.5
Cable/Satellite TV	6.4
Technology	5.8

Quality Diversification (% of fund's net assets)

As of April 30, 2020
BBB	2.5%
BB	36.7%
B	37.1%
CCC,CC,C	17.1%
D	0.9%
Not Rated	0.2%
Equities	0.6%
Short-Term Investments and Net Other Assets	4.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2020 *
Nonconvertible Bonds	90.7%
Convertible Bonds, Preferred Stocks	0.8%
Common Stocks	0.5%
Bank Loan Obligations	1.7%
Other Investments	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.9%

 * Foreign investments - 23.5%

Schedule of Investments April 30, 2020

Showing Percentage of Net Assets

Corporate Bonds - 91.4%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.7%
Broadcasting - 0.7%
DISH Network Corp.:
2.375% 3/15/24	$17,054	$14,339
3.375% 8/15/26	26,345	21,355
		35,694
Nonconvertible Bonds - 90.7%
Aerospace - 3.9%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	22,816	21,048
Bombardier, Inc.:
6.125% 1/15/23 (a)	4,738	3,388
7.5% 12/1/24 (a)	1,569	1,042
7.5% 3/15/25 (a)	26,233	16,969
7.875% 4/15/27 (a)	6,392	4,139
BWX Technologies, Inc. 5.375% 7/15/26 (a)	17,280	17,647
Moog, Inc. 4.25% 12/15/27 (a)	1,505	1,411
TransDigm UK Holdings PLC 6.875% 5/15/26	5,135	4,390
TransDigm, Inc.:
5.5% 11/15/27 (a)	51,115	43,192
6.25% 3/15/26 (a)	24,414	23,895
6.5% 5/15/25	5,589	5,002
7.5% 3/15/27	4,474	4,073
8% 12/15/25 (a)	35,940	37,378
		183,574
Air Transportation - 0.9%
Aercap Global Aviation Trust 6.5% 6/15/45 (a)(b)	39,758	29,023
XPO Logistics, Inc. 6.25% 5/1/25 (a)	11,140	11,279
		40,302
Banks & Thrifts - 1.2%
Ally Financial, Inc.:
5.75% 11/20/25	45,705	46,848
8% 11/1/31	7,348	8,940
		55,788
Broadcasting - 2.2%
Netflix, Inc.:
4.875% 4/15/28	7,325	7,790
5.375% 11/15/29 (a)	2,760	3,031
5.875% 11/15/28	9,485	10,726
6.375% 5/15/29	17,940	21,033
Sirius XM Radio, Inc.:
5% 8/1/27 (a)	20,227	20,687
5.375% 4/15/25 (a)	21,979	22,666
5.375% 7/15/26 (a)	18,249	18,933
		104,866
Building Materials - 0.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	18,966	18,634
Cable/Satellite TV - 6.0%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	5,601	5,641
4.5% 8/15/30 (a)	9,175	9,221
4.75% 3/1/30 (a)	2,385	2,433
5% 2/1/28 (a)	22,338	23,008
5.125% 5/1/23 (a)	5,390	5,459
5.125% 5/1/27 (a)	18,817	19,539
5.5% 5/1/26 (a)	26,948	28,029
5.75% 2/15/26 (a)	26,531	27,661
5.875% 5/1/27 (a)	21,160	22,037
CSC Holdings LLC:
5.25% 6/1/24	1,517	1,578
5.375% 2/1/28 (a)	10,000	10,441
5.5% 5/15/26 (a)	32,797	34,024
5.5% 4/15/27 (a)	12,869	13,380
7.5% 4/1/28 (a)	4,650	5,110
7.75% 7/15/25 (a)	9,015	9,402
DISH DBS Corp.:
5.875% 11/15/24	3,152	3,032
7.75% 7/1/26	15,777	15,540
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	12,703	13,111
Ziggo Bond Co. BV:
5.125% 2/28/30 (a)	11,465	11,293
6% 1/15/27 (a)	2,185	2,196
Ziggo BV 5.5% 1/15/27 (a)	20,772	21,129
		283,264
Capital Goods - 0.9%
AECOM:
5.125% 3/15/27	26,360	26,821
5.875% 10/15/24	14,724	15,578
		42,399
Chemicals - 1.7%
Blue Cube Spinco, Inc.:
9.75% 10/15/23	3,990	4,160
10% 10/15/25	5,806	6,153
Element Solutions, Inc. 5.875% 12/1/25 (a)	11,697	11,609
Olin Corp.:
5% 2/1/30	5,080	4,436
5.125% 9/15/27	2,193	2,003
5.625% 8/1/29	12,315	11,130
The Chemours Co. LLC:
5.375% 5/15/27	8,302	6,974
6.625% 5/15/23	5,481	5,125
7% 5/15/25	14,582	13,703
Valvoline, Inc.:
4.25% 2/15/30 (a)	8,500	8,266
4.375% 8/15/25	1,483	1,487
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (a)	1,816	1,825
5.625% 10/1/24 (a)	1,762	1,766
		78,637
Consumer Products - 0.0%
Prestige Brands, Inc. 6.375% 3/1/24 (a)	671	689
Containers - 1.9%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 6% 2/15/25 (a)	31,069	31,096
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	1,934	1,983
OI European Group BV 4% 3/15/23 (a)	3,094	2,986
Owens-Brockway Glass Container, Inc.:
5% 1/15/22 (a)	6,060	6,121
5.375% 1/15/25 (a)	7,524	7,336
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.125% 7/15/23 (a)	9,149	9,195
7% 7/15/24 (a)	9,359	9,394
Silgan Holdings, Inc. 4.75% 3/15/25	1,062	1,078
Trivium Packaging Finance BV:
5.5% 8/15/26 (a)	17,966	18,415
8.5% 8/15/27 (a)	3,065	3,203
		90,807
Diversified Financial Services - 4.3%
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (a)	1,018	1,014
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26	9,680	9,946
FLY Leasing Ltd.:
5.25% 10/15/24	27,627	22,102
6.375% 10/15/21	9,325	8,579
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24	15,905	14,959
6.25% 5/15/26	11,621	11,419
6.375% 12/15/25	19,248	19,152
Navient Corp.:
6.5% 6/15/22	10,436	10,097
7.25% 1/25/22	6,603	6,471
7.25% 9/25/23	8,735	8,363
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (a)	8,000	7,044
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (a)	18,601	18,415
6.875% 2/15/23 (a)	19,527	19,136
Springleaf Finance Corp.:
6.875% 3/15/25	8,214	7,768
7.125% 3/15/26	15,263	14,385
Ypso Finance BIS SA 6% 2/15/28 (a)	26,885	24,460
		203,310
Diversified Media - 1.1%
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (a)	33,772	32,590
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	19,531	19,240
		51,830
Energy - 8.1%
Cheniere Energy Partners LP:
5.25% 10/1/25	54,158	51,699
5.625% 10/1/26	8,657	8,273
Chesapeake Energy Corp.:
7% 10/1/24	4,505	90
8% 1/15/25	22,210	444
8% 6/15/27	21,465	429
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	19,057	18,247
Comstock Escrow Corp. 9.75% 8/15/26	17,898	15,482
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 4.4905% 6/15/22 (a)(b)(c)	8,456	7,022
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (a)	12,985	8,440
5.75% 4/1/25	11,117	8,004
6.25% 4/1/23	13,789	10,066
CVR Energy, Inc.:
5.25% 2/15/25 (a)	16,895	13,854
5.75% 2/15/28 (a)	2,074	1,754
DCP Midstream Operating LP 5.375% 7/15/25	16,932	13,715
Denbury Resources, Inc.:
7.75% 2/15/24 (a)	24,563	4,421
9% 5/15/21 (a)	2,173	391
9.25% 3/31/22 (a)	17,284	3,111
EG Global Finance PLC:
6.75% 2/7/25 (a)	11,335	10,315
8.5% 10/30/25 (a)	19,353	18,869
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	24,335	22,632
Hess Midstream Partners LP 5.125% 6/15/28 (a)	9,415	8,249
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (a)	11,492	6,493
Holly Energy Partners LP/Holly Finance Corp. 5% 2/1/28 (a)	14,960	13,609
Jonah Energy LLC 7.25% 10/15/25 (a)	23,715	415
MEG Energy Corp.:
7% 3/31/24 (a)	5,288	3,754
7.125% 2/1/27 (a)	12,723	8,779
PBF Holding Co. LLC/PBF Finance Corp. 7.25% 6/15/25	959	736
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	4,650	3,581
Sanchez Energy Corp. 7.25% 2/15/23 (a)(d)	28,768	288
Summit Midstream Holdings LLC 5.75% 4/15/25	29,701	5,946
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	7,093	6,898
5.5% 2/15/26	7,447	7,186
5.875% 3/15/28	2,670	2,537
6% 4/15/27	350	341
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	5,987	5,403
5% 1/15/28	2,000	1,702
5.125% 2/1/25	460	414
5.375% 2/1/27	460	391
5.5% 3/1/30 (a)	1,500	1,279
5.875% 4/15/26	15,924	14,133
6.5% 7/15/27	4,800	4,320
6.75% 3/15/24	11,467	10,836
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	7,171	7,347
5% 1/31/28 (a)	2,805	2,943
U.S.A. Compression Partners LP:
6.875% 4/1/26	11,701	9,419
6.875% 9/1/27	3,813	3,127
Viper Energy Partners LP 5.375% 11/1/27 (a)	20,983	18,780
Weatherford International Ltd. 11% 12/1/24 (a)	9,627	7,124
Western Gas Partners LP:
4% 7/1/22	2,540	2,457
4.65% 7/1/26	975	863
5.25% 2/1/50	434	342
5.3% 3/1/48	4,850	3,650
		380,600
Entertainment/Film - 0.4%
Altice Finco SA 7.625% 2/15/25 (a)	19,610	19,757
Environmental - 0.4%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	21,248	20,717
Food & Drug Retail - 0.3%
Performance Food Group, Inc. 6.875% 5/1/25 (a)	13,300	13,533
Food/Beverage/Tobacco - 4.3%
Cott Holdings, Inc. 5.5% 4/1/25 (a)	8,092	8,132
Darling International, Inc. 5.25% 4/15/27 (a)	2,315	2,333
ESAL GmbH 6.25% 2/5/23 (a)	10,664	10,571
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	24,735	25,044
5.875% 7/15/24 (a)	10,985	11,205
6.75% 2/15/28 (a)	35,558	38,080
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (a)	14,010	14,185
6.5% 4/15/29 (a)	46,469	49,141
Post Holdings, Inc.:
4.625% 4/15/30 (a)	6,840	6,703
5% 8/15/26 (a)	9,853	9,816
5.5% 12/15/29 (a)	5,000	5,025
5.625% 1/15/28 (a)	10,000	10,175
U.S. Foods, Inc.:
5.875% 6/15/24 (a)	4,215	4,015
6.25% 4/15/25 (a)	8,795	8,993
		203,418
Gaming - 5.4%
Boyd Gaming Corp.:
4.75% 12/1/27 (a)	5,860	5,048
6% 8/15/26	8,224	7,443
6.375% 4/1/26	14,929	13,447
Caesars Resort Collection LLC 5.25% 10/15/25 (a)	45,745	35,924
Eldorado Resorts, Inc.:
6% 4/1/25	12,600	12,096
6% 9/15/26	2,330	2,341
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25	12,203	11,869
5.375% 4/15/26	999	995
Golden Entertainment, Inc. 7.625% 4/15/26 (a)	25,220	19,041
MCE Finance Ltd. 4.875% 6/6/25 (a)	7,170	6,919
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	22,885	22,141
4.5% 1/15/28	1,429	1,343
5.625% 5/1/24	12,713	12,906
5.75% 2/1/27	4,396	4,451
MGM Mirage, Inc. 5.75% 6/15/25	5,090	4,886
Scientific Games Corp. 5% 10/15/25 (a)	12,639	11,038
Stars Group Holdings BV 7% 7/15/26 (a)	15,357	15,787
Station Casinos LLC 5% 10/1/25 (a)	3,785	3,156
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (a)	12,732	10,834
Twin River Worldwide Holdings, Inc. 6.75% 6/1/27 (a)	10,537	8,377
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (a)	19,781	16,900
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	21,553	20,745
5.5% 10/1/27 (a)	8,533	8,274
		255,961
Healthcare - 9.2%
BCPE Cycle Merger Sub II, Inc. 10.625% 7/15/27 (a)	3,090	3,078
Catalent Pharma Solutions 4.875% 1/15/26 (a)	2,448	2,485
Centene Corp.:
4.25% 12/15/27 (a)	7,145	7,475
5.25% 4/1/25 (a)	12,742	13,284
5.375% 6/1/26 (a)	4,580	4,853
5.375% 8/15/26 (a)	16,100	17,148
Charles River Laboratories International, Inc.:
4.25% 5/1/28 (a)	1,503	1,516
5.5% 4/1/26 (a)	6,755	6,947
Community Health Systems, Inc.:
6.25% 3/31/23	4,297	3,996
8% 3/15/26 (a)	51,306	49,181
8.625% 1/15/24 (a)	14,103	13,750
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	8,669	8,658
HCA Holdings, Inc. 5.875% 5/1/23	12,331	13,268
Hologic, Inc.:
4.375% 10/15/25 (a)	5,698	5,724
4.625% 2/1/28 (a)	259	263
IMS Health, Inc. 5% 10/15/26 (a)	3,785	3,902
MPH Acquisition Holdings LLC 7.125% 6/1/24 (a)	19,781	17,629
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	8,245	8,327
5.5% 5/1/24	9,237	9,191
6.375% 3/1/24	4,606	4,757
Service Corp. International 5.125% 6/1/29	12,173	12,660
Teleflex, Inc. 4.875% 6/1/26	11,052	11,218
Tenet Healthcare Corp.:
4.625% 7/15/24	994	981
4.875% 1/1/26 (a)	8,160	8,081
5.125% 5/1/25	11,738	10,975
6.25% 2/1/27 (a)	13,954	13,739
6.75% 6/15/23	19,086	19,067
7% 8/1/25	26,420	24,560
7.5% 4/1/25 (a)	12,190	13,110
8.125% 4/1/22	58,100	58,553
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (a)	12,649	13,149
5.875% 5/15/23 (a)	580	576
6.125% 4/15/25 (a)	22,023	22,257
7% 3/15/24 (a)	6,700	6,953
8.5% 1/31/27 (a)	4,269	4,706
9% 12/15/25 (a)	6,339	6,913
9.25% 4/1/26 (a)	10,250	11,275
Vizient, Inc. 6.25% 5/15/27 (a)	1,190	1,250
		435,455
Homebuilders/Real Estate - 2.1%
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (a)	37,975	37,884
Howard Hughes Corp. 5.375% 3/15/25 (a)	20,858	20,218
Starwood Property Trust, Inc.:
4.75% 3/15/25	10,069	8,508
5% 12/15/21	4,592	4,294
VICI Properties, Inc.:
3.5% 2/15/25 (a)	6,530	6,122
4.25% 12/1/26 (a)	9,370	8,757
4.625% 12/1/29 (a)	12,665	11,699
		97,482
Hotels - 0.6%
Hilton Domestic Operating Co., Inc.:
4.25% 9/1/24	11,034	10,710
5.125% 5/1/26	13,631	13,458
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	573	556
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (a)	1,797	1,644
		26,368
Insurance - 1.2%
AmWINS Group, Inc. 7.75% 7/1/26 (a)	26,303	27,092
USIS Merger Sub, Inc. 6.875% 5/1/25 (a)	27,221	27,289
		54,381
Leisure - 0.5%
Mattel, Inc.:
5.875% 12/15/27 (a)	3,125	3,055
6.75% 12/31/25 (a)	20,022	20,322
		23,377
Metals/Mining - 1.2%
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	13,569	11,805
7.25% 5/15/22 (a)	2,784	2,580
7.25% 4/1/23 (a)	12,815	11,501
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (a)	195	191
Freeport-McMoRan, Inc.:
3.55% 3/1/22	736	742
3.875% 3/15/23	10,764	10,737
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	18,583	17,468
		55,024
Paper - 0.8%
Berry Global Escrow Corp. 4.875% 7/15/26 (a)	10,529	10,755
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (a)	18,096	17,525
7.875% 7/15/26 (a)	10,748	10,318
		38,598
Restaurants - 1.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	12,673	12,669
5% 10/15/25 (a)	4,631	4,654
5.75% 4/15/25 (a)	3,930	4,146
Golden Nugget, Inc. 6.75% 10/15/24 (a)	24,311	18,963
KFC Holding Co./Pizza Hut Holding LLC 5% 6/1/24 (a)	14,553	14,995
Yum! Brands, Inc. 7.75% 4/1/25 (a)	17,445	19,017
		74,444
Services - 4.4%
Aramark Services, Inc.:
4.75% 6/1/26	10,745	10,261
5% 4/1/25 (a)	6,344	6,170
5% 2/1/28 (a)	20,380	19,452
6.375% 5/1/25 (a)	18,660	19,406
ASGN, Inc. 4.625% 5/15/28 (a)	5,440	5,017
Avantor, Inc. 6% 10/1/24 (a)	11,543	12,166
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	12,463	9,223
CDK Global, Inc.:
4.875% 6/1/27	700	698
5.25% 5/15/29 (a)	2,315	2,361
5.875% 6/15/26	8,821	9,240
CoreCivic, Inc.:
4.625% 5/1/23	2,448	2,313
5% 10/15/22	11,751	11,292
Frontdoor, Inc. 6.75% 8/15/26 (a)	4,078	4,231
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (a)	26,499	24,321
Laureate Education, Inc. 8.25% 5/1/25 (a)	19,600	20,021
Tempo Acquisition LLC:
5.75% 6/1/25 (a)	7,405	7,516
6.75% 6/1/25 (a)	30,747	29,825
The GEO Group, Inc.:
5.875% 10/15/24	3,649	2,883
6% 4/15/26	13,385	10,139
		206,535
Steel - 0.4%
Allegheny Technologies, Inc. 5.875% 12/1/27	24,105	19,887
Super Retail - 0.2%
The William Carter Co. 5.625% 3/15/27 (a)	7,749	7,856
Technology - 5.8%
Ascend Learning LLC:
6.875% 8/1/25 (a)	12,221	12,099
6.875% 8/1/25 (a)	4,930	4,881
Banff Merger Sub, Inc. 9.75% 9/1/26 (a)	31,080	27,894
Camelot Finance SA 4.5% 11/1/26 (a)	12,670	12,765
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	25,039	25,080
Entegris, Inc. 4.375% 4/15/28 (a)	9,725	9,737
Fair Isaac Corp. 5.25% 5/15/26 (a)	4,224	4,361
Financial & Risk U.S. Holdings, Inc. 8.25% 11/15/26 (a)	5,980	6,488
Gartner, Inc. 5.125% 4/1/25 (a)	514	530
Match Group, Inc. 4.125% 8/1/30 (a)	3,610	3,502
Nortonlifelock, Inc. 5% 4/15/25 (a)	30,251	30,440
Nuance Communications, Inc. 5.625% 12/15/26	14,955	15,676
Qorvo, Inc. 5.5% 7/15/26	15,067	15,820
Rackspace Hosting, Inc. 8.625% 11/15/24 (a)	42,424	41,793
Sensata Technologies BV 5% 10/1/25 (a)	2,966	2,950
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	13,557	13,489
SS&C Technologies, Inc. 5.5% 9/30/27 (a)	17,716	18,159
TTM Technologies, Inc. 5.625% 10/1/25 (a)	26,531	25,370
		271,034
Telecommunications - 14.5%
Altice Financing SA:
5% 1/15/28 (a)	4,855	4,734
7.5% 5/15/26 (a)	37,330	38,917
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	63,377	62,579
7.5% 10/15/26 (a)	29,062	29,068
Century Telephone Enterprises, Inc. 6.875% 1/15/28	845	875
CenturyLink, Inc.:
5.125% 12/15/26 (a)	25,475	24,138
5.625% 4/1/25	8,905	8,905
Cogent Communications Group, Inc. 5.375% 3/1/22 (a)	3,779	3,830
Front Range BidCo, Inc.:
4% 3/1/27 (a)	8,315	8,064
6.125% 3/1/28 (a)	9,560	9,010
Frontier Communications Corp. 8% 4/1/27 (a)(d)	43,405	44,260
Intelsat Jackson Holdings SA:
8% 2/15/24 (a)	21,215	21,784
8.5% 10/15/24 (a)	18,102	10,499
Level 3 Financing, Inc.:
4.625% 9/15/27 (a)	11,675	11,568
5.125% 5/1/23	6,326	6,310
5.375% 1/15/24	22,126	22,292
5.375% 5/1/25	4,619	4,688
Millicom International Cellular SA:
5.125% 1/15/28 (a)	10,000	9,231
6% 3/15/25 (a)	6,230	6,244
6.625% 10/15/26 (a)	34,393	35,081
Neptune Finco Corp.:
6.625% 10/15/25 (a)	23,208	24,272
10.875% 10/15/25 (a)	1,075	1,162
Sable International Finance Ltd. 5.75% 9/7/27 (a)	5,058	5,058
SFR Group SA:
7.375% 5/1/26 (a)	38,741	40,484
8.125% 2/1/27 (a)	38,278	41,245
Sprint Capital Corp. 6.875% 11/15/28	16,575	19,962
Sprint Communications, Inc. 6% 11/15/22	36,119	38,200
Sprint Corp.:
7.125% 6/15/24	12,655	14,205
7.875% 9/15/23	49,855	56,077
T-Mobile U.S.A., Inc.:
3.75% 4/15/27 (a)	12,185	13,063
3.875% 4/15/30 (a)	12,185	13,329
4.5% 2/1/26	1,493	1,538
5.375% 4/15/27	3,000	3,195
6.375% 3/1/25	13,350	13,700
Telecom Italia Capital SA:
6% 9/30/34	4,978	5,157
6.375% 11/15/33	2,795	3,012
Telecom Italia SpA 5.303% 5/30/24 (a)	12,228	12,717
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	15,200	15,504
		683,957
Transportation Ex Air/Rail - 0.2%
Avolon Holdings Funding Ltd. 5.5% 1/15/23 (a)	11,545	10,607
Utilities - 4.6%
Clearway Energy Operating LLC:
4.75% 3/15/28 (a)	3,020	3,073
5.75% 10/15/25	1,180	1,215
DCP Midstream Operating LP 5.125% 5/15/29	23,706	17,654
Dynegy, Inc. 5.875% 6/1/23	1,287	1,300
Global Partners LP/GLP Finance Corp.:
7% 6/15/23	15,111	13,147
7% 8/1/27	11,357	9,140
InterGen NV 7% 6/30/23 (a)	42,782	37,969
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	13,775	13,982
4.5% 9/15/27 (a)	357	366
NRG Energy, Inc.:
5.25% 6/15/29 (a)	10,490	11,237
5.75% 1/15/28	8,281	8,902
6.625% 1/15/27	1,757	1,876
7.25% 5/15/26	979	1,052
NRG Yield Operating LLC 5% 9/15/26	3,515	3,533
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	18,670	18,810
Talen Energy Supply LLC 10.5% 1/15/26 (a)	5,816	4,799
The AES Corp.:
4.5% 3/15/23	1,018	1,016
4.875% 5/15/23	2,181	2,197
5.125% 9/1/27	2,599	2,709
6% 5/15/26	9,707	10,151
Vistra Operations Co. LLC:
5% 7/31/27 (a)	19,806	20,200
5.5% 9/1/26 (a)	21,678	22,318
5.625% 2/15/27 (a)	11,440	12,041
		218,687

TOTAL NONCONVERTIBLE BONDS		4,271,778

TOTAL CORPORATE BONDS
(Cost $4,622,920)		4,307,472
	Shares	Value (000s)

Common Stocks - 0.5%
Automotive & Auto Parts - 0.0%
Motors Liquidation Co. GUC Trust (e)	1,502	16
Energy - 0.0%
Forbes Energy Services Ltd. (e)	47,062	4
Weatherford International PLC (e)	72,884	328

TOTAL ENERGY		332

Food & Drug Retail - 0.5%
Southeastern Grocers, Inc. (e)(f)	559,052	22,670
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (e)(f)	1	24
TOTAL COMMON STOCKS
(Cost $21,849)		23,042

Convertible Preferred Stocks - 0.1%
Telecommunications - 0.1%
Crown Castle International Corp. Series A, 6.875%
(Cost $2,170)	2,170	3,057
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 1.7%
Cable/Satellite TV - 0.4%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (b)(c)(g)	20,177	18,682
Energy - 0.4%
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 11.9883% 12/31/21 (b)(c)(g)	20,649	736
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.3633% 12/31/22 (b)(c)(g)	20,716	4,546
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 6.9894% 3/1/24 (b)(c)(g)	25,259	2,147
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% 12/31/49 (c)(d)(f)(g)	7,758	6,207
term loan 7.25% 12/31/49 (b)(d)(f)(g)	3,310	2,648

TOTAL ENERGY		16,284

Gaming - 0.0%
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (b)(c)(g)	1,935	1,577
Insurance - 0.2%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.5435% 4/25/25 (b)(c)(g)	10,763	10,061
Services - 0.3%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (b)(c)(g)	85	72
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (b)(c)(g)	16,251	14,052
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.4549% 6/21/24 (b)(c)(g)	2,154	1,815

TOTAL SERVICES		15,939

Telecommunications - 0.4%
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.682% 11/27/23 (b)(c)(g)	16,730	16,386
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 6.432% 1/2/24 (b)(c)(g)	1,485	1,464

TOTAL TELECOMMUNICATIONS		17,850

TOTAL BANK LOAN OBLIGATIONS
(Cost $125,341)		80,393

Preferred Securities - 1.4%
Banks & Thrifts - 1.0%
Bank of America Corp.:
5.2% (b)(h)	13,456	13,363
5.875% (b)(h)	1,278	1,313
6.5% (b)(h)	622	663
Citigroup, Inc. 4.7% (b)(h)	11,200	9,887
JPMorgan Chase & Co. 4.6% (b)(h)	10,215	9,290
Wells Fargo & Co. 5.9% (b)(h)	12,648	13,119

TOTAL BANKS & THRIFTS		47,635

Diversified Financial Services - 0.4%
AerCap Holdings NV 5.875% 10/10/79 (b)	26,096	17,507
Energy - 0.0%
MPLX LP 6.875% (b)(h)	1,899	1,393
Summit Midstream Partners LP 9.5% (b)(h)	5,208	707

TOTAL ENERGY		2,100

TOTAL PREFERRED SECURITIES
(Cost $83,202)		67,242
	Shares	Value (000s)

Money Market Funds - 4.4%
Fidelity Cash Central Fund 0.16% (i)
(Cost $205,718)	205,686,492	205,748
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $5,061,200)		4,686,954
NET OTHER ASSETS (LIABILITIES) - 0.5%		23,644
NET ASSETS - 100%		$4,710,598

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,017,119,000 or 64.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Non-income producing - Security is in default.

 (e) Non-income producing

 (f) Level 3 security

 (g) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$4,279
Total	$4,279

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$24	$--	$--	$24
Consumer Staples	22,670	--	--	22,670
Energy	332	332	--	--
Financials	16	16	--	--
Real Estate	3,057	--	3,057	--
Corporate Bonds	4,307,472	--	4,307,472	--
Bank Loan Obligations	80,393	--	71,538	8,855
Preferred Securities	67,242	--	67,242	--
Money Market Funds	205,748	205,748	--	--
Total Investments in Securities:	$4,686,954	$206,096	$4,449,309	$31,549

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.5%
Luxembourg	5.5%
Multi-National	3.6%
Netherlands	3.3%
Canada	3.0%
Ireland	1.9%
France	1.8%
Cayman Islands	1.7%
United Kingdom	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		April 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,855,482)	$4,481,206
Fidelity Central Funds (cost $205,718)	205,748
Total Investment in Securities (cost $5,061,200)		$4,686,954
Receivable for investments sold		7,224
Receivable for fund shares sold		5,567
Dividends receivable		37
Interest receivable		70,253
Distributions receivable from Fidelity Central Funds		34
Prepaid expenses		2
Other receivables		29
Total assets		4,770,100
Liabilities
Payable for investments purchased	$46,458
Payable for fund shares redeemed	6,879
Distributions payable	3,282
Accrued management fee	2,080
Distribution and service plan fees payable	68
Other affiliated payables	538
Other payables and accrued expenses	197
Total liabilities		59,502
Net Assets		$4,710,598
Net Assets consist of:
Paid in capital		$5,435,765
Total accumulated earnings (loss)		(725,167)
Net Assets		$4,710,598
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($143,778 ÷ 18,141 shares)(a)		$7.93
Maximum offering price per share (100/96.00 of $7.93)		$8.26
Class M:
Net Asset Value and redemption price per share ($40,435 ÷ 5,102 shares)(a)		$7.93
Maximum offering price per share (100/96.00 of $7.93)		$8.26
Class C:
Net Asset Value and offering price per share ($36,203 ÷ 4,566 shares)(a)		$7.93
Fidelity High Income Fund:
Net Asset Value, offering price and redemption price per share ($3,871,123 ÷ 488,387 shares)		$7.93
Class I:
Net Asset Value, offering price and redemption price per share ($557,994 ÷ 70,407 shares)		$7.93
Class Z:
Net Asset Value, offering price and redemption price per share ($61,065 ÷ 7,705 shares)		$7.93

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2020
Investment Income
Dividends		$7,793
Interest		296,408
Income from Fidelity Central Funds		4,279
Total income		308,480
Expenses
Management fee	$28,303
Transfer agent fees	5,903
Distribution and service plan fees	995
Accounting fees and expenses	1,177
Custodian fees and expenses	44
Independent trustees' fees and expenses	30
Registration fees	200
Audit	125
Legal	(230)
Miscellaneous	126
Total expenses before reductions	36,673
Expense reductions	(38)
Total expenses after reductions		36,635
Net investment income (loss)		271,845
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(106,987)
Redemptions in-kind with affiliated entities	4,389
Fidelity Central Funds	27
Total net realized gain (loss)		(102,571)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(437,497)
Fidelity Central Funds	9
Total change in net unrealized appreciation (depreciation)		(437,488)
Net gain (loss)		(540,059)
Net increase (decrease) in net assets resulting from operations		$(268,214)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2020	Year ended April 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$271,845	$256,659
Net realized gain (loss)	(102,571)	(105,222)
Change in net unrealized appreciation (depreciation)	(437,488)	124,490
Net increase (decrease) in net assets resulting from operations	(268,214)	275,927
Distributions to shareholders	(266,971)	(256,881)
Share transactions - net increase (decrease)	121,991	780,403
Total increase (decrease) in net assets	(413,194)	799,449
Net Assets
Beginning of period	5,123,792	4,324,343
End of period	$4,710,598	$5,123,792

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity High Income Fund Class A

Years ended April 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B	.438	.192
Net realized and unrealized gain (loss)	(.908)	.286
Total from investment operations	(.470)	.478
Distributions from net investment income	(.430)	(.208)
Total distributions	(.430)	(.208)
Net asset value, end of period	$7.93	$8.83
Total ReturnC,D,E	(5.63)%	5.68%
Ratios to Average Net AssetsF,G
Expenses before reductions	.98%	.99%H
Expenses net of fee waivers, if any	.98%	.99%H
Expenses net of all reductions	.98%	.99%H
Net investment income (loss)	5.04%	5.60%H
Supplemental Data
Net assets, end of period (in millions)	$144	$170
Portfolio turnover rateI	44%J	62%K

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class M

Years ended April 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B	.438	.191
Net realized and unrealized gain (loss)	(.909)	.286
Total from investment operations	(.471)	.477
Distributions from net investment income	(.429)	(.207)
Total distributions	(.429)	(.207)
Net asset value, end of period	$7.93	$8.83
Total ReturnC,D,E	(5.64)%	5.68%
Ratios to Average Net AssetsF,G
Expenses before reductions	.99%	1.01%H
Expenses net of fee waivers, if any	.99%	1.01%H
Expenses net of all reductions	.99%	1.01%H
Net investment income (loss)	5.02%	5.59%H
Supplemental Data
Net assets, end of period (in millions)	$40	$50
Portfolio turnover rateI	44%J	62%K

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class C

Years ended April 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B	.372	.166
Net realized and unrealized gain (loss)	(.909)	.285
Total from investment operations	(.537)	.451
Distributions from net investment income	(.363)	(.181)
Total distributions	(.363)	(.181)
Net asset value, end of period	$7.93	$8.83
Total ReturnC,D,E	(6.35)%	5.36%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.75%	1.77%H
Expenses net of fee waivers, if any	1.75%	1.77%H
Expenses net of all reductions	1.75%	1.77%H
Net investment income (loss)	4.27%	4.84%H
Supplemental Data
Net assets, end of period (in millions)	$36	$52
Portfolio turnover rateI	44%J	62%K

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.83	$8.83	$8.94	$8.31	$9.04
Income from Investment Operations
Net investment income (loss)A	.464	.493	.513	.501	.503
Net realized and unrealized gain (loss)	(.909)	–B	(.137)	.597	(.741)
Total from investment operations	(.445)	.493	.376	1.098	(.238)
Distributions from net investment income	(.455)	(.493)	(.486)	(.469)	(.493)
Total distributions	(.455)	(.493)	(.486)	(.469)	(.493)
Redemption fees added to paid in capitalA	–	–	–B	.001	.001
Net asset value, end of period	$7.93	$8.83	$8.83	$8.94	$8.31
Total ReturnC	(5.35)%	5.83%	4.27%	13.56%	(2.47)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.70%	.70%	.72%	.73%
Expenses net of fee waivers, if any	.69%	.70%	.70%	.72%	.73%
Expenses net of all reductions	.69%	.70%	.70%	.72%	.73%
Net investment income (loss)	5.33%	5.66%	5.73%	5.81%	6.00%
Supplemental Data
Net assets, end of period (in millions)	$3,871	$4,392	$4,324	$4,492	$4,434
Portfolio turnover rateF	44%G	62%H	51%	52%	33%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class I

Years ended April 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B	.458	.199
Net realized and unrealized gain (loss)	(.907)	.286
Total from investment operations	(.449)	.485
Distributions from net investment income	(.451)	(.215)
Total distributions	(.451)	(.215)
Net asset value, end of period	$7.93	$8.83
Total ReturnC,D	(5.40)%	5.77%
Ratios to Average Net AssetsE,F
Expenses before reductions	.74%	.78%G
Expenses net of fee waivers, if any	.74%	.78%G
Expenses net of all reductions	.74%	.78%G
Net investment income (loss)	5.28%	5.81%G
Supplemental Data
Net assets, end of period (in millions)	$558	$448
Portfolio turnover rateH	44%I	62%J

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class Z

Years ended April 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B	.464	.201
Net realized and unrealized gain (loss)	(.904)	.289
Total from investment operations	(.440)	.490
Distributions from net investment income	(.460)	(.220)
Total distributions	(.460)	(.220)
Net asset value, end of period	$7.93	$8.83
Total ReturnC,D	(5.30)%	5.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	.63%	.64%G
Expenses net of fee waivers, if any	.63%	.64%G
Expenses net of all reductions	.63%	.63%G
Net investment income (loss)	5.39%	5.85%G
Supplemental Data
Net assets, end of period (in millions)	$61	$13
Portfolio turnover rateH	44%I	62%J

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to defaulted bonds, market discount, equity-debt classifications, certain conversion ratio adjustments, redemptions in kind, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$91,021
Gross unrealized depreciation	(450,185)
Net unrealized appreciation (depreciation)	$(359,164)
Tax Cost	$5,046,118

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,420
Capital loss carryforward	$(372,424)
Net unrealized appreciation (depreciation) on securities and other investments	$(359,164)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(99,966)
Long-term	(272,458)
Total capital loss carryforward	$(372,424)

Approximately $15,947 of the Fund's realized capital losses and $16,510 of the Fund's unrealized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $17,403 of those capital losses per year to offset capital gains. These realized and unrealized losses were acquired from Fidelity Advisor High Income Fund when it merged into the Fund in a prior period.

The tax character of distributions paid was as follows:

	April 30, 2020	April 30, 2019
Ordinary Income	$266,971	$ 256,881

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity High Income Fund	2,388,967	2,126,064

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$412	$9
Class M	-%	.25%	126	–
Class C	.75%	.25%	457	26
			$995	$35

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$29
Class M	6
Class C(a)	2
$37

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$250.15
Class M	82.16
Class C	79.17
Fidelity High Income Fund	4,651.11
Class I	817.16
Class Z	24.05
	$5,903

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity High Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity High Income Fund	$ -(a)

 (a) Amount represents less than five hundred dollars.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 12,631 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $112,257. The net realized gain of $4,389 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity High Income Fund	$13

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $21.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $17.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2020	Year ended April 30, 2019(a)
Distributions to shareholders
Class A	$8,150	$3,743
Class M	2,479	1,162
Class C	1,908	1,257
Fidelity High Income Fund	225,692	240,114
Class I	26,243	10,446
Class Z	2,499	159
Total	$266,971	$256,881

 (a) Distributions for Class A, Class M, Class C, Class I and Class Z are for the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2020	Year ended April 30, 2019(a)	Year ended April 30, 2020	Year ended April 30, 2019(a)
Class A
Shares sold	2,794	2,457	$24,364	$21,373
Issued in exchange for the shares of Fidelity Advisor High Income Fund	–	18,670	–	159,252
Reinvestment of distributions	830	383	7,189	3,281
Shares redeemed	(4,721)	(2,272)	(40,339)	(19,430)
Net increase (decrease)	(1,097)	19,238	$(8,786)	$164,476
Class M
Shares sold	929	259	$8,069	$2,238
Issued in exchange for the shares of Fidelity Advisor High Income Fund	–	5,803	–	49,500
Reinvestment of distributions	265	126	2,295	1,076
Shares redeemed	(1,745)	(535)	(14,688)	(4,599)
Net increase (decrease)	(551)	5,653	$(4,324)	$48,215
Class C
Shares sold	495	275	$4,250	$2,378
Issued in exchange for the shares of Fidelity Advisor High Income Fund	–	7,719	–	65,765
Reinvestment of distributions	201	137	1,741	1,174
Shares redeemed	(2,003)	(2,258)	(17,129)	(19,621)
Net increase (decrease)	(1,307)	5,873	$(11,138)	$49,696
Fidelity High Income Fund
Shares sold	164,477	126,441	$1,383,939	$1,102,580
Reinvestment of distributions	20,940	22,383	181,398	194,157
Shares redeemed	(194,580)(b)	(140,878)	(1,639,874)(b)	(1,223,927)
Net increase (decrease)	(9,163)	7,946	$(74,537)	$72,810
Class I
Shares sold	45,132	7,919	$386,113	$68,533
Issued in exchange for the shares of Fidelity Advisor High Income Fund	–	48,879	–	416,933
Reinvestment of distributions	2,710	1,170	23,418	10,028
Shares redeemed	(28,148)(b)	(7,255)	(243,683)(b)	(62,518)
Net increase (decrease)	19,694	50,713	$165,848	$432,976
Class Z
Shares sold	8,794	1,483	$75,919	$12,847
Issued in exchange for the shares of Fidelity Advisor High Income Fund	–	222	–	1,895
Reinvestment of distributions	237	10	2,038	87
Shares redeemed	(2,742)	(299)	(23,029)	(2,599)
Net increase (decrease)	6,289	1,416	$54,928	$12,230

 (a) Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period December 4, 2018 (commencement of sale of shares) to April 30, 2019

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind notes for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Prior Fiscal Year Merger Information.

On December 7, 2018, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor High Income Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on December 4, 2018. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Target Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $693,345, including securities of $686,303 and unrealized depreciation of $28,031, was combined with the Fund's net assets of $4,115,643 for total net assets after the acquisition of $4,808,988.

Pro forma results of operations of the combined entity for the entire period ended April 30, 2019, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$279,393
Total net realized gain (loss)	(107,293)
Total change in net unrealized appreciation (depreciation)	99,966
Net increase (decrease) in net assets resulting from operations	$272,066

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that has been included in the Fund's Statement of Operations since December 7, 2018.

12. Litigation.

The Fund and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs sought an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contended that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In May 2019, the parties reached a settlement that has been approved by the Bankruptcy Court. Under the terms of the settlement, the Fund will not be required to return any of the proceeds received in 2009, and will be entitled to recover a portion of the legal costs incurred in defending the case.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 10, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 312 funds. Ms. Doulton oversees 210 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as an officer of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	.98%
Actual		$1,000.00	$919.40	$4.68
Hypothetical-C		$1,000.00	$1,019.99	$4.92
Class M	1.00%
Actual		$1,000.00	$919.40	$4.77
Hypothetical-C		$1,000.00	$1,019.89	$5.02
Class C	1.76%
Actual		$1,000.00	$915.90	$8.38
Hypothetical-C		$1,000.00	$1,016.11	$8.82
Fidelity High Income Fund	.69%
Actual		$1,000.00	$920.80	$3.30
Hypothetical-C		$1,000.00	$1,021.43	$3.47
Class I	.74%
Actual		$1,000.00	$920.50	$3.53
Hypothetical-C		$1,000.00	$1,021.18	$3.72
Class Z	.63%
Actual		$1,000.00	$921.00	$3.01
Hypothetical-C		$1,000.00	$1,021.73	$3.17

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $68,658,977 of distributions paid during the period January 1, 2020 to April 30, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and November 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class Z and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of each of Class M, Class C and Class I ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SPH-ANN-0620
1.703464.122

Fidelity® Focused High Income Fund

Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Focused High Income Fund	(0.16)%	3.47%	5.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on April 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® BB US High Yield Constrained Index performed over the same period.

Period Ending Values
$16,570	Fidelity® Focused High Income Fund
$18,267	ICE® BofA® BB US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. high-yield bonds rode a supportive backdrop into 2020 before giving way amid the early-year global outbreak and spread of the coronavirus. The ICE BofA® US High Yield Constrained Index returned -5.27% for the 12 months ending April 30. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, plunging oil prices and extreme uncertainty, volatility, and dislocation in financial markets. Following a flat January, high yield returned -1.55% in February, after a surge in COVID-19 cases outside China. The downtrend steepened in March, with the market enduring its fastest sell-off on record and credit spreads widening sharply. The index finished the month down 11.77%, capping its worst quarter since 2008, despite an uptrend in the final week. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption. This was evident in April, when the index rose 3.80% on improved coronavirus trends, plans for reopening the economy and progress on potential treatments. Investor sentiment for risk assets waned this period, with fairly wide performance variance based on quality. Among major credit tiers, higher-rated (BB) bonds gained 0.32%, while lower-quality (CCC-C) issues returned -20.79%. By industry, the biggest laggards included energy (-33%) and air transportation (-17%), whereas defensive-oriented groups such as food & drug retail (+11%) and cable/satellite TV (+7%) enjoyed some ballast.

Comments from Co-Portfolio Managers Michael Weaver and Alexandre Karam:  For the fiscal year, the fund returned -0.16%, roughly in line with the -0.06% result of the benchmark, the ICE BofA® BB US High Yield Constrained Index. The fund’s core high-yield bond subportfolio outpaced the benchmark and contributed to our relative result. The fund's stake in cash, representing about 5% of assets this period, also boosted relative performance. In contrast, a modest non-benchmark allocation to floating-rate bank loans widely trailed the benchmark and therefore slightly hurt relative performance. By industry, security selection in utilities contributed most, followed by overweightings and security selection in diversified financial services and cable/satellite TV. Conversely, our picks in banks & thfifts, air transportation, and energy detracted most. On an individual security basis, it helped that we avoided energy companies and benchmark components Enlink Midstream (-41%) and QEP Resources (-59%). Among fund holdings, our top individual contributor was an outsized stake in JBS (+4%), a major processor of beef, pork and prepared foods. In the cable/satellite TV category, we added value by overweighting Charter Communications (+7%). Turning to notable detractors versus the benchmark, overweighting aircraft-leasing company AerCap (-24%) hurt most, followed by non-benchmark exposure to two underperforming energy names, Crestwood Midstream (-24%) and Summit Midstream (-47%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	3.5
Centene Corp.	3.5
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.	2.4
CSC Holdings LLC	2.3
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	2.2
13.9

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Telecommunications	13.7
Healthcare	10.7
Energy	8.1
Cable/Satellite TV	7.6
Utilities	6.9

Quality Diversification (% of fund's net assets)

As of April 30, 2020
BBB	5.3%
BB	61.1%
B	25.4%
CCC,CC,C	0.6%
Not Rated	0.4%
Short-Term Investments and Net Other Assets	7.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2020 *
Nonconvertible Bonds	88.3%
Convertible Bonds, Preferred Stocks	0.4%
Bank Loan Obligations	0.4%
Other Investments	3.7%
Short-Term Investments and Net Other Assets (Liabilities)	7.2%

 * Foreign investments - 21.1%

Schedule of Investments April 30, 2020

Showing Percentage of Net Assets

Corporate Bonds - 88.7%
	Principal Amount	Value
Convertible Bonds - 0.4%
Broadcasting - 0.4%
DISH Network Corp.:
2.375% 3/15/24	$1,230,000	$1,034,148
3.375% 8/15/26	680,000	551,208
		1,585,356
Nonconvertible Bonds - 88.3%
Aerospace - 3.0%
BBA U.S. Holdings, Inc.:
4% 3/1/28 (a)	1,500,000	1,275,000
5.375% 5/1/26 (a)	1,620,000	1,494,450
BWX Technologies, Inc. 5.375% 7/15/26 (a)	3,000,000	3,063,750
Moog, Inc. 4.25% 12/15/27 (a)	95,000	89,063
TransDigm, Inc.:
6.25% 3/15/26 (a)	2,815,000	2,755,181
6.5% 5/15/25	165,000	147,675
7.5% 3/15/27	145,000	131,994
8% 12/15/25 (a)	1,505,000	1,565,200
		10,522,313
Air Transportation - 1.0%
Aercap Global Aviation Trust 6.5% 6/15/45 (a)(b)	3,450,000	2,518,500
XPO Logistics, Inc. 6.25% 5/1/25 (a)	820,000	830,250
		3,348,750
Banks & Thrifts - 1.8%
Ally Financial, Inc.:
5.125% 9/30/24	770,000	796,719
5.75% 11/20/25	4,735,000	4,853,375
8% 11/1/31	450,000	547,506
		6,197,600
Broadcasting - 4.1%
Netflix, Inc.:
3.625% 6/15/25 (a)	740,000	748,325
4.375% 11/15/26	610,000	640,927
4.875% 4/15/28	535,000	568,935
5.375% 11/15/29 (a)	205,000	225,152
5.875% 11/15/28	695,000	785,941
6.375% 5/15/29	3,215,000	3,769,266
Sirius XM Radio, Inc.:
4.625% 7/15/24 (a)	430,000	438,428
5% 8/1/27 (a)	2,285,000	2,336,984
5.375% 7/15/26 (a)	1,400,000	1,452,500
5.5% 7/1/29 (a)	3,000,000	3,163,800
		14,130,258
Building Materials - 0.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	1,320,000	1,296,900
Cable/Satellite TV - 7.6%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.5% 8/15/30 (a)	675,000	678,375
5% 2/1/28 (a)	3,055,000	3,146,650
5.125% 5/1/23 (a)	1,105,000	1,119,155
5.125% 5/1/27 (a)	2,110,000	2,190,919
5.375% 5/1/25 (a)	1,000,000	1,025,438
5.5% 5/1/26 (a)	2,290,000	2,381,852
5.875% 5/1/27 (a)	1,630,000	1,697,543
CSC Holdings LLC:
5.375% 7/15/23 (a)	3,745,000	3,787,131
5.375% 2/1/28 (a)	1,500,000	1,566,075
5.5% 5/15/26 (a)	1,200,000	1,244,880
5.5% 4/15/27 (a)	1,320,000	1,372,388
DISH DBS Corp. 5.875% 11/15/24	1,330,000	1,279,247
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	1,460,000	1,506,939
Ziggo Bond Co. BV 6% 1/15/27 (a)	300,000	301,500
Ziggo BV 5.5% 1/15/27 (a)	3,010,000	3,061,772
		26,359,864
Capital Goods - 1.2%
AECOM:
5.125% 3/15/27	2,000,000	2,035,000
5.875% 10/15/24	2,155,000	2,279,990
		4,314,990
Chemicals - 2.0%
Olin Corp.:
5% 2/1/30	360,000	314,352
5.125% 9/15/27	1,695,000	1,548,213
The Chemours Co. LLC:
5.375% 5/15/27	1,000,000	840,000
7% 5/15/25	1,205,000	1,132,339
Valvoline, Inc.:
4.25% 2/15/30 (a)	255,000	247,988
4.375% 8/15/25	1,565,000	1,568,913
W. R. Grace & Co.-Conn. 5.625% 10/1/24 (a)	1,200,000	1,203,000
		6,854,805
Containers - 1.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 6% 2/15/25 (a)	850,000	850,740
OI European Group BV 4% 3/15/23 (a)	1,230,000	1,186,950
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	460,000	448,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.125% 7/15/23 (a)	890,000	894,450
Silgan Holdings, Inc. 4.75% 3/15/25	810,000	822,150
		4,202,790
Diversified Financial Services - 4.3%
FLY Leasing Ltd. 5.25% 10/15/24	3,085,000	2,468,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24	3,610,000	3,395,277
5.25% 5/15/27	3,500,000	3,325,035
6.25% 5/15/26	700,000	687,834
Navient Corp.:
5.5% 1/25/23	835,000	774,463
6.5% 6/15/22	460,000	445,050
7.25% 1/25/22	605,000	592,900
7.25% 9/25/23	1,765,000	1,689,988
Springleaf Finance Corp.:
6.875% 3/15/25	1,105,000	1,044,999
7.125% 3/15/26	500,000	471,250
		14,894,796
Diversified Media - 1.2%
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (a)	2,130,000	2,055,450
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	2,300,000	2,265,753
		4,321,203
Energy - 7.6%
Cheniere Energy Partners LP:
5.25% 10/1/25	3,165,000	3,021,309
5.625% 10/1/26	1,155,000	1,103,718
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 4.4905% 6/15/22 (a)(b)(c)	1,270,000	1,054,648
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.75% 4/1/25	3,645,000	2,624,400
6.25% 4/1/23	845,000	616,850
CVR Energy, Inc.:
5.25% 2/15/25 (a)	1,200,000	984,000
5.75% 2/15/28 (a)	150,000	126,827
DCP Midstream Operating LP 5.375% 7/15/25	2,410,000	1,952,100
Denbury Resources, Inc.:
7.75% 2/15/24 (a)	980,000	176,400
9.25% 3/31/22 (a)	95,000	17,100
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	2,310,000	2,148,300
Hess Midstream Partners LP 5.125% 6/15/28 (a)	1,070,000	937,534
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (a)	695,000	392,675
Holly Energy Partners LP/Holly Finance Corp. 5% 2/1/28 (a)	1,360,000	1,237,192
Jonah Energy LLC 7.25% 10/15/25 (a)	750,000	13,125
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	50,000	48,625
5.5% 2/15/26	1,010,000	974,650
5.875% 3/15/28	195,000	185,250
6% 4/15/27	25,000	24,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	335,000	302,338
5.125% 2/1/25	780,000	702,000
5.375% 2/1/27	2,245,000	1,908,250
5.875% 4/15/26	1,840,000	1,633,000
6.75% 3/15/24	565,000	533,925
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	1,205,000	1,234,523
5% 1/31/28 (a)	385,000	403,880
Viper Energy Partners LP 5.375% 11/1/27 (a)	1,500,000	1,342,500
Western Gas Partners LP:
4% 7/1/22	185,000	178,988
4.65% 7/1/26	70,000	61,950
5.25% 2/1/50	30,000	23,625
5.3% 3/1/48	360,000	270,900
		26,234,957
Environmental - 0.3%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	900,000	877,500
Food/Beverage/Tobacco - 4.3%
Darling International, Inc. 5.25% 4/15/27 (a)	170,000	171,292
ESAL GmbH 6.25% 2/5/23 (a)	415,000	411,373
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	4,315,000	4,368,981
5.875% 7/15/24 (a)	2,340,000	2,386,800
6.75% 2/15/28 (a)	1,245,000	1,333,320
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (a)	825,000	835,313
6.5% 4/15/29 (a)	3,890,000	4,113,714
Post Holdings, Inc.:
4.625% 4/15/30 (a)	135,000	132,299
5% 8/15/26 (a)	135,000	134,494
5.625% 1/15/28 (a)	405,000	412,088
U.S. Foods, Inc. 6.25% 4/15/25 (a)	650,000	664,625
		14,964,299
Gaming - 4.2%
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	995,000	967,737
MCE Finance Ltd. 4.875% 6/6/25 (a)	1,225,000	1,182,083
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	3,300,000	3,192,750
4.5% 1/15/28	1,525,000	1,433,500
5.75% 2/1/27	270,000	273,375
MGM Mirage, Inc. 5.75% 6/15/25	866,000	831,369
Scientific Games Corp. 5% 10/15/25 (a)	790,000	689,907
Twin River Worldwide Holdings, Inc. 6.75% 6/1/27 (a)	900,000	715,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% 5/15/27 (a)	2,405,000	2,054,772
5.5% 3/1/25 (a)	900,000	801,000
Wynn Macau Ltd. 4.875% 10/1/24 (a)	2,115,000	2,035,688
Wynn Resorts Ltd. 5.125% 10/1/29 (a)	380,000	356,250
		14,533,931
Healthcare - 10.7%
Centene Corp.:
4.25% 12/15/27 (a)	3,635,000	3,803,119
5.25% 4/1/25 (a)	500,000	521,250
5.375% 6/1/26 (a)	1,820,000	1,928,490
5.375% 8/15/26 (a)	5,205,000	5,543,826
Charles River Laboratories International, Inc.:
4.25% 5/1/28 (a)	90,000	90,788
5.5% 4/1/26 (a)	1,675,000	1,722,570
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,195,000	1,193,506
HCA Holdings, Inc. 5.875% 2/15/26	1,600,000	1,780,000
Hologic, Inc.:
4.375% 10/15/25 (a)	1,530,000	1,537,038
4.625% 2/1/28 (a)	150,000	152,250
IMS Health, Inc.:
5% 10/15/26 (a)	2,250,000	2,319,300
5% 5/15/27 (a)	820,000	842,296
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	1,455,000	1,469,550
6.375% 3/1/24	880,000	908,767
Service Corp. International 5.125% 6/1/29	1,425,000	1,482,000
Teleflex, Inc. 4.875% 6/1/26	1,955,000	1,984,325
Tenet Healthcare Corp.:
4.625% 7/15/24	2,520,000	2,486,736
4.875% 1/1/26 (a)	595,000	589,229
5.125% 5/1/25	1,200,000	1,122,000
6.25% 2/1/27 (a)	925,000	910,755
7.5% 4/1/25 (a)	1,605,000	1,726,178
Valeant Pharmaceuticals International, Inc. 7% 3/15/24 (a)	3,040,000	3,154,578
		37,268,551
Homebuilders/Real Estate - 1.5%
Howard Hughes Corp. 5.375% 3/15/25 (a)	1,345,000	1,303,762
Starwood Property Trust, Inc. 4.75% 3/15/25	440,000	371,800
VICI Properties, Inc.:
3.5% 2/15/25 (a)	470,000	440,625
4.25% 12/1/26 (a)	2,210,000	2,065,444
4.625% 12/1/29 (a)	925,000	854,469
		5,036,100
Hotels - 0.9%
Hilton Domestic Operating Co., Inc. 4.25% 9/1/24	945,000	917,241
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25	750,000	740,625
4.875% 4/1/27	445,000	431,472
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (a)	1,020,000	933,300
		3,022,638
Leisure - 0.1%
Mattel, Inc. 6.75% 12/31/25 (a)	375,000	380,625
Metals/Mining - 0.8%
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (a)	15,000	14,655
Freeport-McMoRan, Inc.:
3.55% 3/1/22	248,000	249,910
4.55% 11/14/24	340,000	340,850
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	2,460,000	2,312,400
		2,917,815
Paper - 0.2%
Berry Global Escrow Corp. 4.875% 7/15/26 (a)	635,000	648,613
Restaurants - 1.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	1,325,000	1,324,589
4.375% 1/15/28 (a)	1,035,000	1,000,793
5.75% 4/15/25 (a)	285,000	300,675
KFC Holding Co./Pizza Hut Holding LLC 5% 6/1/24 (a)	1,300,000	1,339,494
		3,965,551
Services - 3.0%
Aramark Services, Inc.:
4.75% 6/1/26	2,570,000	2,454,350
5% 2/1/28 (a)	1,685,000	1,608,248
6.375% 5/1/25 (a)	1,715,000	1,783,600
ASGN, Inc. 4.625% 5/15/28 (a)	400,000	368,880
CDK Global, Inc.:
4.875% 6/1/27	2,505,000	2,498,738
5.25% 5/15/29 (a)	140,000	142,800
CoreCivic, Inc.:
4.625% 5/1/23	145,000	137,025
5% 10/15/22	530,000	509,277
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (a)	1,030,000	945,347
		10,448,265
Super Retail - 0.1%
The William Carter Co. 5.625% 3/15/27 (a)	465,000	471,398
Technology - 5.4%
Entegris, Inc.:
4.375% 4/15/28 (a)	715,000	715,894
4.625% 2/10/26 (a)	1,400,000	1,403,500
Fair Isaac Corp. 5.25% 5/15/26 (a)	1,305,000	1,347,413
Gartner, Inc. 5.125% 4/1/25 (a)	390,000	402,188
Match Group, Inc. 4.125% 8/1/30 (a)	265,000	257,050
Nortonlifelock, Inc. 5% 4/15/25 (a)	4,335,000	4,362,094
Nuance Communications, Inc. 5.625% 12/15/26	1,495,000	1,567,059
Open Text Corp. 3.875% 2/15/28 (a)	655,000	638,625
Qorvo, Inc.:
4.375% 10/15/29 (a)	500,000	498,125
5.5% 7/15/26	1,330,000	1,396,500
Sensata Technologies BV 5% 10/1/25 (a)	915,000	910,059
SoftBank Group Corp. 5.375% 7/30/22 (Reg. S)	1,000,000	995,200
SS&C Technologies, Inc. 5.5% 9/30/27 (a)	2,020,000	2,070,500
TTM Technologies, Inc. 5.625% 10/1/25 (a)	2,265,000	2,165,906
		18,730,113
Telecommunications - 13.4%
Altice Financing SA:
5% 1/15/28 (a)	340,000	331,500
7.5% 5/15/26 (a)	433,000	451,403
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	1,510,000	1,491,125
7.5% 10/15/26 (a)	3,575,000	3,575,787
Century Telephone Enterprises, Inc. 6.875% 1/15/28	60,000	62,100
CenturyLink, Inc.:
5.125% 12/15/26 (a)	1,725,000	1,634,438
5.625% 4/1/25	640,000	640,000
Equinix, Inc. 5.875% 1/15/26	1,625,000	1,687,725
Intelsat Jackson Holdings SA 8% 2/15/24 (a)	1,470,000	1,509,396
Level 3 Financing, Inc.:
4.625% 9/15/27 (a)	2,900,000	2,873,320
5.25% 3/15/26	1,186,000	1,215,650
5.375% 5/1/25	900,000	913,500
Millicom International Cellular SA:
5.125% 1/15/28 (a)	1,000,000	923,125
6% 3/15/25 (a)	1,950,000	1,954,290
6.625% 10/15/26 (a)	3,125,000	3,187,500
Neptune Finco Corp.:
6.625% 10/15/25 (a)	1,600,000	1,673,360
10.875% 10/15/25 (a)	80,000	86,476
Sable International Finance Ltd. 5.75% 9/7/27 (a)	2,905,000	2,905,000
SBA Communications Corp. 4.875% 9/1/24	1,500,000	1,551,810
SFR Group SA 7.375% 5/1/26 (a)	1,800,000	1,881,000
Sprint Communications, Inc. 6% 11/15/22	1,800,000	1,903,698
T-Mobile U.S.A., Inc.:
3.75% 4/15/27 (a)	2,560,000	2,744,397
3.875% 4/15/30 (a)	1,938,000	2,119,881
4.5% 2/1/26	845,000	870,604
6.375% 3/1/25	985,000	1,010,856
Telecom Italia Capital SA:
6% 9/30/34	295,000	305,591
6.375% 11/15/33	1,165,000	1,255,404
Telecom Italia SpA 5.303% 5/30/24 (a)	2,540,000	2,641,575
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	3,200,000	3,264,000
		46,664,511
Utilities - 6.9%
Clearway Energy Operating LLC:
4.75% 3/15/28 (a)	195,000	198,413
5.75% 10/15/25	525,000	540,698
DCP Midstream Operating LP 5.125% 5/15/29	1,000,000	744,700
Global Partners LP/GLP Finance Corp. 7% 8/1/27	900,000	724,320
InterGen NV 7% 6/30/23 (a)	1,635,000	1,451,063
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	1,760,000	1,786,400
4.5% 9/15/27 (a)	255,000	261,694
NRG Energy, Inc.:
5.25% 6/15/29 (a)	625,000	669,531
5.75% 1/15/28	865,000	929,875
6.625% 1/15/27	2,390,000	2,551,325
NRG Yield Operating LLC 5% 9/15/26	1,600,000	1,608,000
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	2,576,945	2,596,273
The AES Corp.:
5.5% 4/15/25	1,365,000	1,399,125
6% 5/15/26	1,880,000	1,965,916
Vistra Operations Co. LLC:
5% 7/31/27 (a)	3,175,000	3,238,183
5.5% 9/1/26 (a)	2,520,000	2,594,340
5.625% 2/15/27 (a)	830,000	873,575
		24,133,431

TOTAL NONCONVERTIBLE BONDS		306,742,567

TOTAL CORPORATE BONDS
(Cost $318,228,528)		308,327,923

Bank Loan Obligations - 0.4%
Energy - 0.1%
California Resources Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.3633% 12/31/22 (b)(c)(d)	1,290,000	283,078
Telecommunications - 0.3%
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.682% 11/27/23 (b)(c)(d)	1,175,000	1,150,842
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 6.432% 1/2/24 (b)(c)(d)	100,000	98,611

TOTAL TELECOMMUNICATIONS		1,249,453

TOTAL BANK LOAN OBLIGATIONS
(Cost $2,394,564)		1,532,531

Preferred Securities - 3.7%
Banks & Thrifts - 2.6%
Bank of America Corp.:
5.2% (b)(e)	1,850,000	1,837,264
6.1% (b)(e)	1,335,000	1,423,189
6.5% (b)(e)	450,000	479,889
Barclays PLC 7.875% (Reg. S) (b)(e)	890,000	889,860
Citigroup, Inc. 4.7% (b)(e)	805,000	710,645
JPMorgan Chase & Co. 4.6% (b)(e)	1,820,000	1,655,201
Wells Fargo & Co. 5.9% (b)(e)	2,000,000	2,074,492

TOTAL BANKS & THRIFTS		9,070,540

Diversified Financial Services - 0.7%
AerCap Holdings NV 5.875% 10/10/79 (b)	3,520,000	2,361,468
Energy - 0.4%
MPLX LP 6.875% (b)(e)	1,700,000	1,246,739
TOTAL PREFERRED SECURITIES
(Cost $14,681,024)		12,678,747
	Shares	Value

Money Market Funds - 6.7%
Fidelity Cash Central Fund 0.16% (f)
(Cost $23,269,052)	23,263,357	23,270,336
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $358,573,168)		345,809,537
NET OTHER ASSETS (LIABILITIES) - 0.5%		1,700,088
NET ASSETS - 100%		$347,509,625

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $198,002,417 or 57.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$304,843
Total	$304,843

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$308,327,923	$--	$308,327,923	$--
Bank Loan Obligations	1,532,531	--	1,532,531	--
Preferred Securities	12,678,747	--	12,678,747	--
Money Market Funds	23,270,336	23,270,336	--	--
Total Investments in Securities:	$345,809,537	$23,270,336	$322,539,201	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.9%
Luxembourg	5.0%
Multi-National	4.1%
Netherlands	3.0%
Cayman Islands	2.1%
Canada	1.8%
Ireland	1.4%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $335,304,116)	$322,539,201
Fidelity Central Funds (cost $23,269,052)	23,270,336
Total Investment in Securities (cost $358,573,168)		$345,809,537
Cash		360,973
Receivable for investments sold		38,400
Receivable for fund shares sold		1,140,601
Interest receivable		4,201,095
Distributions receivable from Fidelity Central Funds		2,456
Prepaid expenses		138
Other receivables		100
Total assets		351,553,300
Liabilities
Payable for investments purchased	$3,456,992
Payable for fund shares redeemed	164,388
Distributions payable	148,692
Accrued management fee	149,006
Other affiliated payables	49,542
Other payables and accrued expenses	75,055
Total liabilities		4,043,675
Net Assets		$347,509,625
Net Assets consist of:
Paid in capital		$372,270,844
Total accumulated earnings (loss)		(24,761,219)
Net Assets		$347,509,625
Net Asset Value, offering price and redemption price per share ($347,509,625 ÷ 41,987,374 shares)		$8.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2020
Investment Income
Dividends		$806,641
Interest		15,697,996
Income from Fidelity Central Funds		304,843
Total income		16,809,480
Expenses
Management fee	$1,826,966
Transfer agent fees	469,177
Accounting fees and expenses	137,275
Custodian fees and expenses	6,703
Independent trustees' fees and expenses	1,907
Registration fees	41,439
Audit	82,132
Legal	399
Miscellaneous	6,143
Total expenses before reductions	2,572,141
Expense reductions	(1,925)
Total expenses after reductions		2,570,216
Net investment income (loss)		14,239,264
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,074,054)
Fidelity Central Funds	161
Total net realized gain (loss)		(1,073,893)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(18,781,702)
Fidelity Central Funds	1,284
Total change in net unrealized appreciation (depreciation)		(18,780,418)
Net gain (loss)		(19,854,311)
Net increase (decrease) in net assets resulting from operations		$(5,615,047)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2020	Year ended April 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,239,264	$15,002,290
Net realized gain (loss)	(1,073,893)	28,481
Change in net unrealized appreciation (depreciation)	(18,780,418)	5,646,422
Net increase (decrease) in net assets resulting from operations	(5,615,047)	20,677,193
Distributions to shareholders	(13,902,230)	(15,270,755)
Share transactions
Proceeds from sales of shares	215,542,959	41,191,306
Reinvestment of distributions	11,724,346	11,912,459
Cost of shares redeemed	(163,021,665)	(153,578,554)
Net increase (decrease) in net assets resulting from share transactions	64,245,640	(100,474,789)
Total increase (decrease) in net assets	44,728,363	(95,068,351)
Net Assets
Beginning of period	302,781,262	397,849,613
End of period	$347,509,625	$302,781,262
Other Information
Shares
Sold	24,818,287	4,881,029
Issued in reinvestment of distributions	1,351,795	1,418,128
Redeemed	(19,197,228)	(18,271,518)
Net increase (decrease)	6,972,854	(11,972,361)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Focused High Income Fund

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.65	$8.47	$8.67	$8.22	$8.73
Income from Investment Operations
Net investment income (loss)A	.374	.399	.380	.397	.396
Net realized and unrealized gain (loss)	(.378)	.190	(.219)	.423	(.519)
Total from investment operations	(.004)	.589	.161	.820	(.123)
Distributions from net investment income	(.366)	(.409)	(.362)	(.373)	(.389)
Total distributions	(.366)	(.409)	(.362)	(.373)	(.389)
Redemption fees added to paid in capitalA	–	–	.001	.003	.002
Net asset value, end of period	$8.28	$8.65	$8.47	$8.67	$8.22
Total ReturnB	(.16)%	7.21%	1.86%	10.22%	(1.30)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.78%	.79%	.80%	.83%	.85%
Expenses net of fee waivers, if any	.78%	.79%	.80%	.83%	.85%
Expenses net of all reductions	.78%	.78%	.79%	.82%	.85%
Net investment income (loss)	4.31%	4.73%	4.38%	4.70%	4.80%
Supplemental Data
Net assets, end of period (000 omitted)	$347,510	$302,781	$397,850	$548,971	$769,732
Portfolio turnover rateE	43%	49%	47%	51%	47%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2020

1. Organization.

Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,822,499
Gross unrealized depreciation	(17,036,909)
Net unrealized appreciation (depreciation)	$(12,214,410)
Tax Cost	$358,023,947

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$375,778
Capital loss carryforward	$(12,922,587)
Net unrealized appreciation (depreciation) on securities and other investments	$(12,214,410)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(12,922,587)

The tax character of distributions paid was as follows:

	April 30, 2020	April 30, 2019
Ordinary Income	$13,902,230	$ 15,270,755

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Focused High Income Fund	193,775,655	134,764,683

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Focused High Income Fund	.04

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Focused High Income Fund	$810

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $847.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,078.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Focused High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Focused High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 10, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 312 funds. Ms. Doulton oversees 210 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as an officer of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Actual	.77%	$1,000.00	$955.10	$3.74
Hypothetical-C		$1,000.00	$1,021.03	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.40% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $4,146,499 of distributions paid during the period January 1, 2020 to April 30, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Focused High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in June 2018, November 2018, and December 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Focused High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Focused High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

FFH-ANN-0620
1.801606.115

Fidelity® Series High Income Fund

Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series High Income Fund	(4.11)%	3.43%	4.74%

 A From March 10, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series High Income Fund on March 10, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$15,269	Fidelity® Series High Income Fund
$15,572	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. high-yield bonds rode a supportive backdrop into 2020 before giving way amid the early-year global outbreak and spread of the coronavirus. The ICE BofA® US High Yield Constrained Index returned -5.27% for the 12 months ending April 30. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, plunging oil prices and extreme uncertainty, volatility, and dislocation in financial markets. Following a flat January, high yield returned -1.55% in February, after a surge in COVID-19 cases outside China. The downtrend steepened in March, with the market enduring its fastest sell-off on record and credit spreads widening sharply. The index finished the month down 11.77%, capping its worst quarter since 2008, despite an uptrend in the final week. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption. This was evident in April, when the index rose 3.80% on improved coronavirus trends, plans for reopening the economy and progress on potential treatments. Investor sentiment for risk assets waned this period, with fairly wide performance variance based on quality. Among major credit tiers, higher-rated (BB) bonds gained 0.32%, while lower-quality (CCC-C) issues returned -20.79%. By industry, the biggest laggards included energy (-33%) and air transportation (-17%), whereas defensive-oriented groups such as food & drug retail (+11%) and cable/satellite TV (+7%) enjoyed some ballast.

Comments from Co-Portfolio Managers Michael Weaver and Alexandre Karam:  For the fiscal year, the fund returned -4.11%, outperforming the benchmark, the ICE BofA® US High Yield Constrained Index. The fund’s core high-yield bond subportfolio outpaced the benchmark by a sizable margin and notably contributed to our relative result. The fund's stake in cash, which averaged 3% of assets this period, also boosted relative performance. In contrast, our small non-benchmark allocation to floating-rate bank loans significantly trailed high yield, and therefore hurt relative performance. By industry, security selection in telecommunications and food/beverage/tobacco contributed, as did our overweightings in cable/satellite TV and banks & thrifts. Conversely, our picks and an overweighting in energy detracted most by a wide margin, with security selection and an overweighting in air transportation hurting to a lesser degree. Our top individual contributor was an outsized stake in JBS (+6%), a major processor of beef, pork and prepared foods. In the telecommunications group, we added value by overweighting Altice Financial (+10%), a sizable fund holding. Turning to notable detractors versus the benchmark, overweightings in several underperforming energy names hurt most, including California Resources (-90%), Chesapeake Energy (-91%), Sanchez Energy (-67%) and Denbury (-77%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
Tenet Healthcare Corp.	3.2
CCO Holdings LLC/CCO Holdings Capital Corp.	2.7
TransDigm, Inc.	2.5
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.	2.1
C&W Senior Financing Designated Activity Co.	2.0
12.5

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Telecommunications	16.0
Healthcare	10.0
Energy	8.9
Technology	6.0
Cable/Satellite TV	5.4

Quality Diversification (% of fund's net assets)

As of April 30, 2020
BBB	3.1%
BB	38.1%
B	35.9%
CCC,CC,C	16.2%
D	0.9%
Not Rated	0.3%
Equities	1.4%
Short-Term Investments and Net Other Assets	4.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2020*
Nonconvertible Bonds	89.9%
Convertible Bonds, Preferred Stocks	1.0%
Common Stocks	1.2%
Bank Loan Obligations	1.2%
Other Investments	2.6%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments - 23.8%

Schedule of Investments April 30, 2020

Showing Percentage of Net Assets

Corporate Bonds - 90.7%
	Principal Amount	Value
Convertible Bonds - 0.8%
Broadcasting - 0.8%
DISH Network Corp.:
2.375% 3/15/24	$5,404,000	$4,543,527
3.375% 8/15/26	9,285,000	7,526,421
		12,069,948
Nonconvertible Bonds - 89.9%
Aerospace - 4.0%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	7,334,000	6,765,615
Bombardier, Inc.:
6.125% 1/15/23 (a)	102,000	72,930
7.5% 12/1/24 (a)	581,000	386,002
7.5% 3/15/25 (a)	10,102,000	6,534,731
7.875% 4/15/27 (a)	2,013,000	1,303,418
BWX Technologies, Inc. 5.375% 7/15/26 (a)	5,995,000	6,122,394
Moog, Inc. 4.25% 12/15/27 (a)	475,000	445,313
TransDigm UK Holdings PLC 6.875% 5/15/26	1,610,000	1,376,550
TransDigm, Inc.:
5.5% 11/15/27 (a)	16,920,000	14,297,400
6.25% 3/15/26 (a)	12,871,000	12,597,491
6.5% 5/15/25	801,000	716,895
7.5% 3/15/27	1,455,000	1,324,487
8% 12/15/25 (a)	7,155,000	7,441,200
		59,384,426
Air Transportation - 0.9%
Aercap Global Aviation Trust 6.5% 6/15/45 (a)(b)	13,053,000	9,528,690
XPO Logistics, Inc. 6.25% 5/1/25 (a)	3,560,000	3,604,500
		13,133,190
Banks & Thrifts - 1.3%
Ally Financial, Inc.:
3.875% 5/21/24	2,576,000	2,530,920
5.75% 11/20/25	14,300,000	14,657,500
8% 11/1/31	2,332,000	2,837,298
		20,025,718
Broadcasting - 2.1%
Netflix, Inc.:
4.875% 4/15/28	2,305,000	2,451,206
5.375% 11/15/29 (a)	865,000	950,030
5.875% 11/15/28	2,985,000	3,375,587
6.375% 5/15/29	925,000	1,084,470
Sirius XM Radio, Inc.:
3.875% 8/1/22 (a)	2,746,000	2,763,163
4.625% 7/15/24 (a)	2,298,000	2,343,041
5% 8/1/27 (a)	4,558,000	4,661,695
5.375% 4/15/25 (a)	6,694,960	6,904,178
5.375% 7/15/26 (a)	6,784,000	7,038,400
		31,571,770
Building Materials - 0.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	6,029,000	5,923,493
Cable/Satellite TV - 5.4%
Cablevision Systems Corp. 5.875% 9/15/22	25,000	26,031
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	164,000	165,164
4.5% 8/15/30 (a)	2,885,000	2,899,425
4.75% 3/1/30 (a)	4,755,000	4,850,100
5% 2/1/28 (a)	5,417,000	5,579,510
5.125% 5/1/23 (a)	115,000	116,473
5.125% 5/1/27 (a)	5,123,000	5,319,467
5.5% 5/1/26 (a)	4,657,000	4,843,792
5.75% 2/15/26 (a)	7,889,000	8,225,071
5.875% 5/1/27 (a)	8,528,000	8,881,379
CSC Holdings LLC:
5.25% 6/1/24	33,000	34,317
5.375% 7/15/23 (a)	329,000	332,701
5.5% 5/15/26 (a)	10,888,000	11,295,211
5.5% 4/15/27 (a)	4,086,000	4,248,163
5.75% 1/15/30 (a)	2,685,000	2,791,561
7.5% 4/1/28 (a)	1,885,000	2,071,497
7.75% 7/15/25 (a)	3,770,000	3,931,658
DISH DBS Corp. 5.875% 11/15/24	68,000	65,405
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	2,947,000	3,041,746
Ziggo Bond Co. BV 5.125% 2/28/30 (a)	3,605,000	3,550,925
Ziggo BV 5.5% 1/15/27 (a)	8,404,000	8,548,549
		80,818,145
Capital Goods - 0.5%
AECOM:
5.125% 3/15/27	2,960,000	3,011,800
5.875% 10/15/24	4,321,000	4,571,618
		7,583,418
Chemicals - 1.7%
Blue Cube Spinco, Inc.:
9.75% 10/15/23	85,000	88,613
10% 10/15/25	124,000	131,403
CF Industries Holdings, Inc.:
5.15% 3/15/34	7,790,000	8,101,600
5.375% 3/15/44	246,000	254,610
Element Solutions, Inc. 5.875% 12/1/25 (a)	4,248,000	4,216,140
Olin Corp. 5.125% 9/15/27	47,000	42,930
The Chemours Co. LLC:
5.375% 5/15/27	1,038,000	871,920
6.625% 5/15/23	3,636,000	3,399,660
7% 5/15/25	4,953,000	4,654,334
Valvoline, Inc.:
4.25% 2/15/30 (a)	1,100,000	1,069,750
4.375% 8/15/25	32,000	32,080
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (a)	1,194,000	1,199,970
5.625% 10/1/24 (a)	1,513,000	1,516,783
		25,579,793
Consumer Products - 0.0%
Prestige Brands, Inc. 6.375% 3/1/24 (a)	14,000	14,385
Containers - 1.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 6% 2/15/25 (a)	9,378,000	9,386,159
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	41,000	42,033
OI European Group BV 4% 3/15/23 (a)	66,000	63,690
Owens-Brockway Glass Container, Inc.:
5% 1/15/22 (a)	130,000	131,300
5.375% 1/15/25 (a)	161,000	156,975
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.125% 7/15/23 (a)	2,706,000	2,719,530
7% 7/15/24 (a)	3,186,000	3,197,788
Silgan Holdings, Inc. 4.75% 3/15/25	23,000	23,345
Trivium Packaging Finance BV:
5.5% 8/15/26 (a)	5,719,000	5,861,975
8.5% 8/15/27 (a)	890,000	930,050
		22,512,845
Diversified Financial Services - 4.1%
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (a)	22,000	21,908
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26	924,000	949,410
FLY Leasing Ltd.:
5.25% 10/15/24	6,572,000	5,257,600
6.375% 10/15/21	5,167,000	4,753,640
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24	4,960,000	4,664,979
6.375% 12/15/25	6,562,000	6,529,190
MSCI, Inc.:
4.75% 8/1/26 (a)	33,000	34,494
5.375% 5/15/27 (a)	110,000	118,525
5.75% 8/15/25 (a)	1,704,000	1,779,998
Navient Corp.:
6.5% 6/15/22	5,254,000	5,083,245
6.625% 7/26/21	79,000	78,605
7.25% 1/25/22	1,067,000	1,045,660
7.25% 9/25/23	3,232,000	3,094,640
Quicken Loans, Inc. 5.25% 1/15/28 (a)	4,724,000	4,586,059
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (a)	2,694,000	2,667,060
6.875% 2/15/23 (a)	4,903,000	4,804,940
Springleaf Finance Corp.:
6.875% 3/15/25	1,911,000	1,807,233
7.125% 3/15/26	5,792,000	5,458,960
Ypso Finance BIS SA 6% 2/15/28 (a)	8,585,000	7,810,633
		60,546,779
Diversified Media - 0.7%
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (a)	3,963,000	3,824,295
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	7,364,000	7,254,350
		11,078,645
Energy - 8.5%
Cheniere Energy Partners LP:
5.25% 10/1/25	25,422,000	24,267,825
5.625% 10/1/26	2,413,000	2,305,863
Chesapeake Energy Corp.:
7% 10/1/24	1,425,000	28,500
8% 1/15/25	7,240,000	144,800
8% 6/15/27	6,796,000	135,920
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	6,536,000	6,258,220
Comstock Escrow Corp. 9.75% 8/15/26	6,212,000	5,373,442
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 4.4905% 6/15/22 (a)(b)(c)	179,000	148,647
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (a)	4,035,000	2,622,750
5.75% 4/1/25	238,000	171,360
6.25% 4/1/23	7,651,000	5,585,230
CVR Energy, Inc.:
5.25% 2/15/25 (a)	5,320,000	4,362,400
5.75% 2/15/28 (a)	680,000	574,947
DCP Midstream Operating LP 5.375% 7/15/25	5,258,000	4,258,980
Denbury Resources, Inc.:
7.75% 2/15/24 (a)	10,746,000	1,934,280
9% 5/15/21 (a)	47,000	8,460
9.25% 3/31/22 (a)	4,577,000	823,860
EG Global Finance PLC:
6.75% 2/7/25 (a)	3,560,000	3,239,600
8.5% 10/30/25 (a)	6,085,000	5,932,875
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	6,665,000	6,198,450
Hess Midstream Partners LP 5.125% 6/15/28 (a)	3,025,000	2,650,505
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (a)	3,570,000	2,017,050
Holly Energy Partners LP/Holly Finance Corp.(a)	4,665,000	4,243,751
Jonah Energy LLC 7.25% 10/15/25 (a)	9,408,000	164,640
MEG Energy Corp.:
7% 3/31/24 (a)	1,671,000	1,186,410
7.125% 2/1/27 (a)	4,005,000	2,763,450
PBF Holding Co. LLC/PBF Finance Corp. 7.25% 6/15/25	721,000	553,368
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	100,000	77,000
Sanchez Energy Corp. 7.25% 2/15/23 (a)(d)	10,580,000	105,800
Summit Midstream Holdings LLC 5.75% 4/15/25	6,458,000	1,292,892
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	2,757,000	2,681,183
5.5% 2/15/26	2,308,000	2,227,220
5.875% 3/15/28	875,000	831,250
6% 4/15/27	115,000	112,125
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	4,313,000	3,892,483
5.125% 2/1/25	10,000	9,000
5.375% 2/1/27	10,000	8,500
5.875% 4/15/26	9,481,000	8,414,388
6.75% 3/15/24	1,558,000	1,472,310
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	2,904,000	2,975,148
5% 1/31/28 (a)	1,355,000	1,421,449
U.S.A. Compression Partners LP:
6.875% 4/1/26	3,811,000	3,067,855
6.875% 9/1/27	2,097,000	1,719,540
Viper Energy Partners LP 5.375% 11/1/27 (a)	4,037,000	3,613,115
Weatherford International Ltd. 11% 12/1/24 (a)	3,224,000	2,385,760
Western Gas Partners LP:
4% 7/1/22	790,000	764,325
4.65% 7/1/26	305,000	269,925
5.25% 2/1/50	135,000	106,313
5.3% 3/1/48	1,535,000	1,155,088
		126,558,252
Entertainment/Film - 0.5%
Altice Finco SA 7.625% 2/15/25 (a)	7,680,000	7,737,600
Environmental - 0.9%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	13,470,000	13,133,250
Food & Drug Retail - 0.3%
Performance Food Group, Inc. 6.875% 5/1/25 (a)	4,250,000	4,324,375
Food/Beverage/Tobacco - 4.2%
Cott Holdings, Inc. 5.5% 4/1/25 (a)	3,048,000	3,063,240
Darling International, Inc. 5.25% 4/15/27 (a)	730,000	735,548
ESAL GmbH 6.25% 2/5/23 (a)	1,835,000	1,818,962
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	15,105,000	15,293,964
5.875% 7/15/24 (a)	2,890,000	2,947,800
6.75% 2/15/28 (a)	11,672,000	12,500,012
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (a)	4,490,000	4,546,125
6.5% 4/15/29 (a)	9,811,000	10,375,231
Post Holdings, Inc.:
4.625% 4/15/30 (a)	570,000	558,594
5% 8/15/26 (a)	2,617,000	2,607,186
5.5% 12/15/29 (a)	2,815,000	2,829,075
5.625% 1/15/28 (a)	1,750,000	1,780,625
U.S. Foods, Inc.:
5.875% 6/15/24 (a)	90,000	85,725
6.25% 4/15/25 (a)	2,810,000	2,873,225
		62,015,312
Gaming - 5.2%
Boyd Gaming Corp.:
4.75% 12/1/27 (a)	1,933,000	1,665,280
6% 8/15/26	3,636,000	3,290,580
6.375% 4/1/26	3,693,000	3,326,285
Caesars Resort Collection LLC 5.25% 10/15/25 (a)	10,030,000	7,876,559
Eldorado Resorts, Inc.:
6% 4/1/25	4,020,000	3,859,200
6% 9/15/26	1,340,000	1,346,298
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25	3,642,000	3,542,209
5.375% 4/15/26	1,221,000	1,216,421
Golden Entertainment, Inc. 7.625% 4/15/26 (a)	7,980,000	6,024,900
MCE Finance Ltd. 4.875% 6/6/25 (a)	2,855,000	2,754,977
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	5,335,000	5,161,613
4.5% 1/15/28	31,000	29,140
5.625% 5/1/24	7,742,000	7,859,756
5.75% 2/1/27	1,434,000	1,451,925
MGM Mirage, Inc. 5.75% 6/15/25	2,163,000	2,076,502
Scientific Games Corp. 5% 10/15/25 (a)	4,006,000	3,498,440
Stars Group Holdings BV 7% 7/15/26 (a)	3,833,000	3,940,324
Station Casinos LLC 5% 10/1/25 (a)	720,000	600,264
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (a)	273,000	232,309
Twin River Worldwide Holdings, Inc. 6.75% 6/1/27 (a)	3,361,000	2,671,995
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (a)	6,899,000	5,894,333
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	6,917,000	6,657,613
5.5% 10/1/27 (a)	2,575,000	2,496,945
		77,473,868
Healthcare - 10.0%
BCPE Cycle Merger Sub II, Inc. 10.625% 7/15/27 (a)	1,010,000	1,006,213
Catalent Pharma Solutions 4.875% 1/15/26 (a)	1,007,000	1,022,105
Centene Corp.:
4.25% 12/15/27 (a)	1,595,000	1,668,769
5.25% 4/1/25 (a)	4,278,000	4,459,815
5.375% 8/15/26 (a)	5,965,000	6,353,322
Charles River Laboratories International, Inc.:
4.25% 5/1/28 (a)	472,000	476,130
5.5% 4/1/26 (a)	2,695,000	2,771,538
Community Health Systems, Inc.:
6.25% 3/31/23	523,000	486,390
8% 3/15/26 (a)	10,019,000	9,604,013
8.625% 1/15/24 (a)	8,242,000	8,035,950
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	4,651,000	4,645,186
HCA Holdings, Inc.:
4.5% 2/15/27	55,000	59,451
5% 3/15/24	40,000	43,678
5.25% 6/15/26	2,980,000	3,320,637
5.375% 2/1/25	265,000	284,912
5.375% 9/1/26	3,032,000	3,282,140
5.875% 5/1/23	7,614,000	8,192,359
Hologic, Inc.:
4.375% 10/15/25 (a)	2,967,000	2,980,648
4.625% 2/1/28 (a)	6,000	6,090
IMS Health, Inc. 5% 5/15/27 (a)	4,387,000	4,506,283
MPH Acquisition Holdings LLC 7.125% 6/1/24 (a)	6,234,000	5,555,865
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	2,072,000	2,092,720
5.5% 5/1/24	1,713,000	1,704,435
6.375% 3/1/24	2,694,000	2,782,067
Service Corp. International 5.125% 6/1/29	2,272,000	2,362,880
Teleflex, Inc. 4.875% 6/1/26	3,382,000	3,432,730
Tenet Healthcare Corp.:
4.625% 7/15/24	21,000	20,723
4.875% 1/1/26 (a)	2,570,000	2,545,071
5.125% 5/1/25	2,027,000	1,895,245
6.25% 2/1/27 (a)	6,226,000	6,130,120
6.75% 6/15/23	10,414,000	10,403,586
7% 8/1/25	9,720,000	9,035,712
7.5% 4/1/25 (a)	4,165,000	4,479,458
8.125% 4/1/22	12,590,000	12,688,202
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (a)	3,916,000	4,070,682
5.875% 5/15/23 (a)	189,000	187,583
7% 3/15/24 (a)	3,285,000	3,408,812
8.5% 1/31/27 (a)	2,946,000	3,247,670
9% 12/15/25 (a)	4,871,000	5,311,826
9.25% 4/1/26 (a)	4,165,000	4,581,500
Vizient, Inc. 6.25% 5/15/27 (a)	385,000	404,520
		149,547,036
Homebuilders/Real Estate - 2.0%
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (a)	12,190,000	12,160,744
Howard Hughes Corp. 5.375% 3/15/25 (a)	5,982,000	5,798,592
Starwood Property Trust, Inc.:
4.75% 3/15/25	3,421,000	2,890,745
5% 12/15/21	98,000	91,630
VICI Properties, Inc.:
3.5% 2/15/25 (a)	2,030,000	1,903,125
4.25% 12/1/26 (a)	2,955,000	2,761,713
4.625% 12/1/29 (a)	3,990,000	3,685,763
		29,292,312
Hotels - 0.5%
Hilton Domestic Operating Co., Inc.:
4.25% 9/1/24	2,236,000	2,170,318
5.125% 5/1/26	5,924,000	5,848,765
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	12,000	11,635
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (a)	38,000	34,770
		8,065,488
Insurance - 1.2%
AmWINS Group, Inc. 7.75% 7/1/26 (a)	8,587,000	8,844,610
USIS Merger Sub, Inc. 6.875% 5/1/25 (a)	9,449,000	9,472,623
		18,317,233
Leisure - 0.5%
Mattel, Inc.:
5.875% 12/15/27 (a)	155,000	151,513
6.75% 12/31/25 (a)	7,323,000	7,432,845
		7,584,358
Metals/Mining - 0.9%
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	2,641,000	2,297,670
7.25% 4/1/23 (a)	3,410,000	3,060,475
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (a)	65,000	63,505
Freeport-McMoRan, Inc.:
3.55% 3/1/22	16,000	16,123
3.875% 3/15/23	2,066,000	2,060,835
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	5,812,000	5,463,280
		12,961,888
Paper - 0.9%
Berry Global Escrow Corp. 4.875% 7/15/26 (a)	3,396,000	3,468,802
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (a)	7,499,000	7,262,407
7.875% 7/15/26 (a)	3,388,000	3,252,480
		13,983,689
Restaurants - 1.3%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	4,770,000	4,768,521
5% 10/15/25 (a)	1,804,000	1,813,020
5.75% 4/15/25 (a)	1,340,000	1,413,700
Golden Nugget, Inc. 6.75% 10/15/24 (a)	7,388,000	5,762,640
KFC Holding Co./Pizza Hut Holding LLC 5% 6/1/24 (a)	312,000	321,479
Yum! Brands, Inc. 7.75% 4/1/25 (a)	5,105,000	5,565,088
		19,644,448
Services - 4.1%
Aramark Services, Inc.:
4.75% 6/1/26	265,000	253,075
5% 4/1/25 (a)	3,171,000	3,083,798
5% 2/1/28 (a)	7,765,000	7,411,304
6.375% 5/1/25 (a)	5,940,000	6,177,600
ASGN, Inc. 4.625% 5/15/28 (a)	1,770,000	1,632,294
Avantor, Inc. 6% 10/1/24 (a)	247,000	260,338
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	4,052,000	2,998,480
CDK Global, Inc.:
4.875% 6/1/27	15,000	14,963
5.25% 5/15/29 (a)	745,000	759,900
5.875% 6/15/26	2,899,000	3,036,703
CoreCivic, Inc.:
4.625% 5/1/23	1,337,000	1,263,465
5% 10/15/22	5,682,000	5,459,834
Frontdoor, Inc. 6.75% 8/15/26 (a)	1,942,000	2,014,825
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (a)	7,846,000	7,201,157
Laureate Education, Inc. 8.25% 5/1/25 (a)	5,945,000	6,072,818
Tempo Acquisition LLC:
5.75% 6/1/25 (a)	2,340,000	2,375,100
6.75% 6/1/25 (a)	7,683,000	7,452,510
The GEO Group, Inc.:
5.875% 10/15/24	1,116,000	881,640
6% 4/15/26	4,190,000	3,173,925
		61,523,729
Steel - 0.4%
Allegheny Technologies, Inc. 5.875% 12/1/27	6,400,000	5,280,000
Super Retail - 0.3%
The William Carter Co. 5.625% 3/15/27 (a)	4,251,000	4,309,494
Technology - 6.0%
Ascend Learning LLC:
6.875% 8/1/25 (a)	793,000	785,070
6.875% 8/1/25 (a)	5,259,000	5,206,410
Banff Merger Sub, Inc. 9.75% 9/1/26 (a)	9,900,000	8,885,250
Camelot Finance SA 4.5% 11/1/26 (a)	3,870,000	3,899,025
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	7,006,000	7,017,560
Entegris, Inc. 4.375% 4/15/28 (a)	3,105,000	3,108,881
Fair Isaac Corp. 5.25% 5/15/26 (a)	1,581,000	1,632,383
Financial & Risk U.S. Holdings, Inc. 8.25% 11/15/26 (a)	2,064,000	2,239,440
Gartner, Inc. 5.125% 4/1/25 (a)	11,000	11,344
Match Group, Inc. 4.125% 8/1/30 (a)	1,135,000	1,100,950
Nortonlifelock, Inc.:
4.2% 9/15/20	2,212,000	2,214,765
5% 4/15/25 (a)	5,043,000	5,074,519
Nuance Communications, Inc. 5.625% 12/15/26	4,915,000	5,151,903
Open Text Corp. 3.875% 2/15/28 (a)	2,815,000	2,744,625
Qorvo, Inc. 5.5% 7/15/26	4,473,000	4,696,650
Rackspace Hosting, Inc. 8.625% 11/15/24 (a)	13,486,000	13,285,328
Sensata Technologies BV 5% 10/1/25 (a)	64,000	63,654
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	4,708,000	4,684,460
SS&C Technologies, Inc. 5.5% 9/30/27 (a)	7,899,000	8,096,475
TTM Technologies, Inc. 5.625% 10/1/25 (a)	9,454,000	9,040,388
		88,939,080
Telecommunications - 15.2%
Altice Financing SA 7.5% 5/15/26 (a)	12,375,000	12,900,938
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	18,330,000	18,100,875
7.5% 10/15/26 (a)	12,342,000	12,344,715
Century Telephone Enterprises, Inc. 6.875% 1/15/28	260,000	269,100
CenturyLink, Inc.:
5.125% 12/15/26 (a)	8,125,000	7,698,438
5.625% 4/1/25	2,775,000	2,775,000
Cogent Communications Group, Inc. 5.375% 3/1/22 (a)	2,531,000	2,564,915
Front Range BidCo, Inc.:
4% 3/1/27 (a)	2,600,000	2,521,558
6.125% 3/1/28 (a)	3,040,000	2,865,261
Frontier Communications Corp. 8% 4/1/27 (a)(d)	13,860,000	14,133,042
Intelsat Jackson Holdings SA:
8% 2/15/24 (a)	6,820,000	7,002,776
8.5% 10/15/24 (a)	4,778,000	2,771,240
Level 3 Financing, Inc.:
5.125% 5/1/23	564,000	562,590
5.375% 1/15/24	14,984,000	15,096,380
5.375% 5/1/25	201,000	204,015
Millicom International Cellular SA:
5.125% 1/15/28 (a)	4,000,000	3,692,500
6% 3/15/25 (a)	2,565,000	2,570,643
6.625% 10/15/26 (a)	7,662,000	7,815,240
Neptune Finco Corp.:
6.625% 10/15/25 (a)	7,107,000	7,432,856
10.875% 10/15/25 (a)	355,000	383,737
Sable International Finance Ltd. 5.75% 9/7/27 (a)	830,000	830,000
SFR Group SA:
7.375% 5/1/26 (a)	15,724,000	16,431,580
8.125% 2/1/27 (a)	7,717,000	8,315,068
Sprint Capital Corp. 6.875% 11/15/28	5,220,000	6,286,707
Sprint Communications, Inc. 6% 11/15/22	12,281,000	12,988,508
Sprint Corp.:
7.125% 6/15/24	3,935,000	4,417,038
7.875% 9/15/23	15,515,000	17,451,272
T-Mobile U.S.A., Inc.:
3.75% 4/15/27 (a)	4,165,000	4,465,005
3.875% 4/15/30 (a)	4,165,000	4,555,885
4.5% 2/1/26	32,000	32,970
6.375% 3/1/25	10,725,000	11,006,531
Telecom Italia Capital SA:
6% 9/30/34	2,727,000	2,824,899
6.375% 11/15/33	1,530,000	1,648,728
Telecom Italia SpA 5.303% 5/30/24 (a)	5,517,000	5,737,625
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	5,400,000	5,508,000
		226,205,635
Utilities - 4.4%
Clearway Energy Operating LLC:
4.75% 3/15/28 (a)	955,000	971,713
5.75% 10/15/25	25,000	25,748
DCP Midstream Operating LP 5.125% 5/15/29	6,994,000	5,208,432
Dynegy, Inc. 5.875% 6/1/23	28,000	28,280
Global Partners LP/GLP Finance Corp.:
7% 6/15/23	3,429,000	2,983,230
7% 8/1/27	3,643,000	2,931,886
InterGen NV 7% 6/30/23 (a)	15,134,000	13,431,425
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	4,580,000	4,648,700
4.5% 9/15/27 (a)	8,000	8,210
NRG Energy, Inc.:
5.25% 6/15/29 (a)	3,365,000	3,604,756
5.75% 1/15/28	4,384,000	4,712,800
6.625% 1/15/27	38,000	40,565
7.25% 5/15/26	21,000	22,575
NRG Yield Operating LLC 5% 9/15/26	1,810,000	1,819,050
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	2,866,125	2,887,621
Talen Energy Supply LLC 10.5% 1/15/26 (a)	1,831,000	1,510,703
The AES Corp.:
4.5% 3/15/23	22,000	21,950
4.875% 5/15/23	47,000	47,343
5.125% 9/1/27	1,756,000	1,830,630
6% 5/15/26	208,000	217,506
Vistra Operations Co. LLC:
5% 7/31/27 (a)	6,324,000	6,449,848
5.5% 9/1/26 (a)	8,542,000	8,793,989
5.625% 2/15/27 (a)	3,595,000	3,783,738
		65,980,698

TOTAL NONCONVERTIBLE BONDS		1,341,050,352

TOTAL CORPORATE BONDS
(Cost $1,445,395,707)		1,353,120,300
	Shares	Value

Common Stocks - 1.2%
Energy - 0.0%
Weatherford International PLC (e)	24,110	108,495
Food & Drug Retail - 1.2%
Southeastern Grocers, Inc. (e)(f)	436,231	17,689,167
Metals/Mining - 0.0%
Aleris Corp. (e)(f)	46,900	0
Elah Holdings, Inc. (e)	333	17,316

TOTAL METALS/MINING		17,316

TOTAL COMMON STOCKS
(Cost $16,720,786)		17,814,978

Convertible Preferred Stocks - 0.2%
Telecommunications - 0.2%
Crown Castle International Corp. Series A, 6.875%
(Cost $1,463,147)	1,450	2,042,905
	Principal Amount	Value

Bank Loan Obligations - 1.2%
Cable/Satellite TV - 0.0%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23(b)(c)(g)	432,781	400,729
Energy - 0.4%
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 11.9883% 12/31/21 (b)(c)(g)	6,466,000	230,384
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.3633% 12/31/22 (b)(c)(g)	6,484,000	1,422,849
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 6.9894% 3/1/24 (b)(c)(g)	7,786,000	661,810
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% 5/11/20(c)(d)(f)(g)	2,735,146	2,188,117
term loan 7.25% 12/31/49 (b)(d)(f)(g)	1,217,000	973,600

TOTAL ENERGY		5,476,760

Insurance - 0.2%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.5435% 4/25/25 (b)(c)(g)	3,809,131	3,560,662
Services - 0.0%
Almonde, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (b)(c)(g)	348,120	301,027
Telecommunications - 0.6%
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.682% 11/27/23 (b)(c)(g)	5,360,000	5,249,798
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 6.432% 1/2/24 (b)(c)(g)	475,000	468,402
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 2/1/24 (b)(c)(g)	2,441,234	2,330,988

TOTAL TELECOMMUNICATIONS		8,049,188

TOTAL BANK LOAN OBLIGATIONS
(Cost $30,506,821)		17,788,366

Preferred Securities - 2.6%
Banks & Thrifts - 2.2%
Bank of America Corp.:
5.2% (b)(h)	549,000	545,220
5.875% (b)(h)	27,000	27,743
6.25% (b)(h)	10,521,000	11,066,873
6.5% (b)(h)	13,000	13,863
Barclays PLC 7.875% (Reg. S) (b)(h)	4,681,000	4,680,257
Citigroup, Inc. 4.7% (b)(h)	3,485,000	3,076,517
JPMorgan Chase & Co. 4.6% (b)(h)	7,870,000	7,157,382
Royal Bank of Scotland Group PLC 7.5% (b)(h)	3,239,000	3,112,361
Wells Fargo & Co. 5.9% (b)(h)	3,392,000	3,518,338

TOTAL BANKS & THRIFTS		33,198,554

Diversified Financial Services - 0.4%
AerCap Holdings NV 5.875% 10/10/79 (b)	8,354,000	5,604,461
Energy - 0.0%
MPLX LP 6.875% (b)(h)	41,000	30,068
Summit Midstream Partners LP 9.5% (b)(h)	3,512,000	476,987

TOTAL ENERGY		507,055

TOTAL PREFERRED SECURITIES
(Cost $46,748,464)		39,310,070
	Shares	Value

Money Market Funds - 3.1%
Fidelity Cash Central Fund 0.16% (i)
(Cost $46,592,862)	46,582,916	46,596,891
TOTAL INVESTMENT IN SECURITIES - 99.0%
(Cost $1,587,427,787)		1,476,673,510
NET OTHER ASSETS (LIABILITIES) - 1.0%		14,858,952
NET ASSETS - 100%		$1,491,532,462

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $935,830,204 or 62.7% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Non-income producing - Security is in default.

 (e) Non-income producing

 (f) Level 3 security

 (g) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$798,840
Fidelity Securities Lending Cash Central Fund	280
Total	$799,120

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Staples	$17,689,167	$--	$--	$17,689,167
Energy	108,495	108,495	--	--
Materials	17,316	17,316	--	--
Real Estate	2,042,905	--	2,042,905	--
Corporate Bonds	1,353,120,300	--	1,353,120,300	--
Bank Loan Obligations	17,788,366	--	14,626,649	3,161,717
Preferred Securities	39,310,070	--	39,310,070	--
Money Market Funds	46,596,891	46,596,891	--	--
Total Investments in Securities:	$1,476,673,510	$46,722,702	$1,409,099,924	$20,850,884

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$15,302,983
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	2,386,184
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$17,689,167
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2020	$2,386,184
Equities - Other Investments in Securities
Beginning Balance	$631,808
Net Realized Gain (Loss) on Investment Securities	145,491
Net Unrealized Gain (Loss) on Investment Securities	(1,402,871)
Cost of Purchases	5,860,093
Proceeds of Sales	(2,217,570)
Amortization/Accretion	166,744
Transfers into Level 3	--
Transfers out of Level 3	(21,978)
Ending Balance	$3,161,717
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2020	$(793,041)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and includes securities received through affiliated in-kind transactions. See Note 5 of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.2%
Luxembourg	5.1%
Netherlands	3.8%
Multi-National	3.7%
Canada	2.8%
Ireland	2.0%
France	1.7%
Cayman Islands	1.5%
United Kingdom	1.4%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,540,834,925)	$1,430,076,619
Fidelity Central Funds (cost $46,592,862)	46,596,891
Total Investment in Securities (cost $1,587,427,787)		$1,476,673,510
Receivable for investments sold		8,850,712
Receivable for fund shares sold		515,528
Dividends receivable		24,923
Interest receivable		22,341,517
Distributions receivable from Fidelity Central Funds		4,169
Total assets		1,508,410,359
Liabilities
Payable for investments purchased	$15,078,361
Payable for fund shares redeemed	1,787,563
Other payables and accrued expenses	11,973
Total liabilities		16,877,897
Net Assets		$1,491,532,462
Net Assets consist of:
Paid in capital		$1,933,178,151
Total accumulated earnings (loss)		(441,645,689)
Net Assets		$1,491,532,462
Net Asset Value, offering price and redemption price per share ($1,491,532,462 ÷ 174,749,730 shares)		$8.54

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2020
Investment Income
Dividends		$2,499,553
Interest		93,587,059
Income from Fidelity Central Funds (including $280 from security lending)		799,120
Total income		96,885,732
Expenses
Custodian fees and expenses	$16,369
Independent trustees' fees and expenses	9,500
Miscellaneous	4,645
Total expenses before reductions	30,514
Expense reductions	(13,974)
Total expenses after reductions		16,540
Net investment income (loss)		96,869,192
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(30,162,277)
Fidelity Central Funds	5,153
Total net realized gain (loss)		(30,157,124)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(135,779,107)
Fidelity Central Funds	1,090
Total change in net unrealized appreciation (depreciation)		(135,778,017)
Net gain (loss)		(165,935,141)
Net increase (decrease) in net assets resulting from operations		$(69,065,949)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2020	Year ended April 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$96,869,192	$164,663,192
Net realized gain (loss)	(30,157,124)	(76,864,585)
Change in net unrealized appreciation (depreciation)	(135,778,017)	54,057,179
Net increase (decrease) in net assets resulting from operations	(69,065,949)	141,855,786
Distributions to shareholders	(100,751,571)	(167,180,454)
Share transactions
Proceeds from sales of shares	238,271,398	156,636,382
Reinvestment of distributions	100,586,768	167,180,454
Cost of shares redeemed	(188,249,664)	(1,671,555,581)
Net increase (decrease) in net assets resulting from share transactions	150,608,502	(1,347,738,745)
Total increase (decrease) in net assets	(19,209,018)	(1,373,063,413)
Net Assets
Beginning of period	1,510,741,480	2,883,804,893
End of period	$1,491,532,462	$1,510,741,480
Other Information
Shares
Sold	25,321,877	16,663,280
Issued in reinvestment of distributions	10,832,064	17,863,731
Redeemed	(20,475,888)	(177,266,032)
Net increase (decrease)	15,678,053	(142,739,021)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series High Income Fund

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.50	$9.56	$9.68	$8.96	$9.87
Income from Investment Operations
Net investment income (loss)A	.577	.607	.623	.557	.550
Net realized and unrealized gain (loss)	(.935)	(.051)	(.141)	.687	(.867)
Total from investment operations	(.358)	.556	.482	1.244	(.317)
Distributions from net investment income	(.598)	(.616)	(.602)	(.524)	(.546)
Distributions from net realized gain	(.004)	–	–	–	(.047)
Total distributions	(.602)	(.616)	(.602)	(.524)	(.593)
Net asset value, end of period	$8.54	$9.50	$9.56	$9.68	$8.96
Total ReturnB	(4.11)%	6.12%	5.08%	14.25%	(3.08)%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	.06%	.69%	.69%
Expenses net of fee waivers, if any	- %E	- %E	.05%	.69%	.69%
Expenses net of all reductions	- %E	- %E	.05%	.69%	.69%
Net investment income (loss)	6.20%	6.44%	6.44%	6.00%	6.07%
Supplemental Data
Net assets, end of period (000 omitted)	$1,491,532	$1,510,741	$2,883,805	$1,285,072	$2,417,317
Portfolio turnover rateF	41%G	69%	49%	44%	34%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2020

1. Organization.

Fidelity Series High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$17,689,167	Discounted cash flow	Weighted average cost of capital (WACC)	9.3%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth rate	1.0%	Increase
		Book value	Book value multiple	0.0	Increase
Bank Loan Obligations	$3,161,717	Market approach	Discount rate	20.0%	Decrease

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to defaulted bonds, market discount, certain conversion ratio adjustments, equity-debt classifications, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$35,396,991
Gross unrealized depreciation	(140,581,505)
Net unrealized appreciation (depreciation)	$(105,184,514)
Tax Cost	$1,581,858,024

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,654,297
Capital loss carryforward	$(338,115,474)
Net unrealized appreciation (depreciation) on securities and other investments	$(105,184,514)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(26,835,436)
Long-term	(311,280,038)
Total capital loss carryforward	$(338,115,474)

The tax character of distributions paid was as follows:

	April 30, 2020	April 30, 2019
Ordinary Income	$100,751,571	$ 167,180,454

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series High Income Fund	653,098,236	619,413,609

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series High Income Fund	$5

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments, including accrued interest, and cash valued at $112,256,713 in exchange for 11,804,071 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series High Income Fund	$3,858

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to $26. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $13,974.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Series High Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 15, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 312 funds. Ms. Doulton oversees 210 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as an officer of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Actual	- %-C	$1,000.00	$931.10	$--D
Hypothetical-E		$1,000.00	$1,024.86	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 0.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR undertakes to pay all operating expenses of the fund with certain exceptions.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for the fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the fund or the party responsible for making such payments under the current management contract.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through August 31, 2022.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

FSH-ANN-0620
1.924270.109

Fidelity® Global High Income Fund

Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2020	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	(11.14)%	1.14%	3.00%
Class M (incl. 4.00% sales charge)	(11.14)%	1.15%	2.99%
Class C (incl. contingent deferred sales charge)	(9.02)%	1.21%	2.69%
Fidelity® Global High Income Fund	(7.21)%	2.23%	3.73%
Class I	(7.21)%	2.23%	3.73%

 A From May 11, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global High Income Fund - Fidelity® Global High Income Fund on May 11, 2011, when the fund started, and the current % sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® Global High Yield and Emerging Markets Plus Index performed over the same period.

Period Ending Values
$13,896	Fidelity® Global High Income Fund
$14,348	ICE® BofA® Global High Yield and Emerging Markets Plus Index

Management's Discussion of Fund Performance

Market Recap:  Global high-yield bonds returned -4.54% for the 12 months ending April 30, 2020, as measured by the Fidelity Global High Income Composite Index℠. The early-2020 outbreak and spread of the coronavirus hampered global economic growth and trade. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. After gaining 13.39% in 2019, global high yield opened the new year with a flattish January. The asset class began to slide in late February (-1.32%), however, after a surge in COVID-19 cases outside China. The downtrend was considerably steep in March (-12.09%), but reversed in April (+4.31%) amid improving coronavirus trends, plans for reopening some economies, progress on potential treatments and historic monetary/fiscal-policy responses. By region, Europe declined the most, returning -7.94%, according to the ICE BofA® Euro High Yield Constrained Index. Headwinds included challenging macro/political conditions, negative interest rates and a resurgent dollar. U.S. high-yield bonds (-5.27%) also underperformed, as measured by the ICE BofA® US High Yield Constrained Index. Asian high-yield debt returned -2.82%, according to the ICE BofA® Asian Dollar High Yield Corporate Constrained Index, while emerging-markets corporate debt fared best, with the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified returning -0.21%.

Comments from Co-Portfolio Manager Harley Lank:  For the fiscal year, the fund’s shares classes (excluding sales charges, if applicable) returned about -7% to -8%, trailing the -4.54% result of the Fidelity Global High Income Composite IndexSM. The fund trailed the Composite index the past 12 months, as security selection within three of the fund’s four regional subportfolios detracted, especially among emerging markets. In particular, security selection in Mexico and an overweighting in Argentina weighed on the emerging-markets debt subportfolio. Meanwhile, both the Asian and U.S. high-yield debt sleeves were hurt by positioning in the energy segment, which declined this period on lower oil prices. Conversely, relative performance benefited from security selection in European high yield, where several holdings across a number of countries and sectors were helpful. From an asset allocation perspective, positioning contributed to the fund’s performance versus the Composite index. In particular, it helped most to underweight European high yield and overweight Asian high yield.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On June 29, 2019, Timothy Gill and Jonathan Kelly assumed co-management responsibilities for the fund. John Carlson and Lisa Roche are no longer co-managers for the fund. On October 1, 2019, Alexandre Karam assumed co-management responsibilities for the fund's U.S. high-yield subportfolio, joining Co-Manager Harley Lank.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	1.7
Ally Financial, Inc.	1.7
Citigroup, Inc.	1.6
Pacific Gas & Electric Co.	1.4
Tenet Healthcare Corp.	1.3
7.7

Top Five Countries as of April 30, 2020

(excluding cash equivalents)	% of fund's net assets
United States of America	48.6
Cayman Islands	7.6
Netherlands	5.9
Luxembourg	5.1
Canada	2.4

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Energy	11.2
Telecommunications	9.0
Banks & Thrifts	8.6
Healthcare	7.4
Homebuilders/Real Estate	7.1

Quality Diversification (% of fund's net assets)

As of April 30, 2020
AAA,AA,A	0.4%
BBB	3.9%
BB	40.6%
B	32.6%
CCC,CC,C	12.1%
D	0.6%
Not Rated	4.6%
Equities	1.0%
Short-Term Investments and Net Other Assets	4.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2020*
Corporate Bonds	81.7%
Government Obligations	0.6%
Stocks	1.0%
Preferred Securities	7.5%
Other Investments	5.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.2%

 * Foreign investments – 47.2%

Schedule of Investments April 30, 2020

Showing Percentage of Net Assets

Corporate Bonds - 81.7%
		Principal Amount(a)	Value
Convertible Bonds - 0.6%
Broadcasting - 0.5%
DISH Network Corp.:
2.375% 3/15/24		$120,000	$100,893
3.375% 8/15/26		392,000	317,755
			418,648
Diversified Financial Services - 0.1%
Nexi SpA 1.75% 4/24/27 (Reg. S)	EUR	100,000	110,407
Energy - 0.0%
Denbury Resources, Inc. 6.375% 12/31/24 (b)		89,000	11,707
Steel - 0.0%
Vallourec SA 4.125% 10/4/22	EUR	8,632	31,595

TOTAL CONVERTIBLE BONDS			572,357

Nonconvertible Bonds - 81.1%
Aerospace - 1.9%
BBA U.S. Holdings, Inc.:
4% 3/1/28 (b)		70,000	59,500
5.375% 5/1/26 (b)		30,000	27,675
Bombardier, Inc.:
7.5% 12/1/24 (b)		96,000	63,780
7.875% 4/15/27 (b)		260,000	168,350
BWX Technologies, Inc. 5.375% 7/15/26 (b)		65,000	66,381
DAE Funding LLC 4.5% 8/1/22 (b)		50,000	45,563
Moog, Inc. 4.25% 12/15/27 (b)		20,000	18,750
The Boeing Co.:
4.5% 5/1/27		130,000	130,000
4.6% 5/1/30		130,000	130,000
4.875% 5/1/25		130,000	130,000
TransDigm UK Holdings PLC 6.875% 5/15/26		200,000	171,000
TransDigm, Inc.:
5.5% 11/15/27 (b)		455,000	384,475
6.25% 3/15/26 (b)		25,000	24,469
7.5% 3/15/27		285,000	259,436
Wolverine Escrow LLC 8.5% 11/15/24 (b)		45,000	31,613
			1,710,992
Air Transportation - 0.7%
Aerovias de Mexico SA de CV 7% 2/5/25 (b)		200,000	72,375
Azul Investments LLP 5.875% 10/26/24 (b)		365,000	188,888
Rumo Luxembourg Sarl 7.375% 2/9/24 (b)		300,000	307,875
			569,138
Automotive & Auto Parts - 1.2%
Ford Motor Co.:
9% 4/22/25		120,000	116,850
9.625% 4/22/30		40,000	39,851
Ford Motor Credit Co. LLC:
3.087% 1/9/23		200,000	181,000
5.875% 8/2/21		115,000	113,850
IAA Spinco, Inc. 5.5% 6/15/27 (b)		30,000	29,934
Jaguar Land Rover PLC 2.2% 1/15/24 (Reg. S)	EUR	100,000	77,250
Lithia Motors, Inc. 4.625% 12/15/27 (b)		30,000	28,350
LKQ European Holdings BV 3.625% 4/1/26	EUR	100,000	107,941
Metalsa SA de CV 4.9% 4/24/23 (b)		150,000	138,525
Novem Group GmbH 3 month EURIBOR + 5.250% 5.25% 5/15/24 (Reg. S) (c)(d)	EUR	100,000	85,977
Volvo Car AB 2.125% 4/2/24 (Reg. S)	EUR	100,000	104,084
			1,023,612
Banks & Thrifts - 4.5%
Alfa Bond Issuance PLC 5.95% 4/15/30 (b)(c)		200,000	192,500
Ally Financial, Inc.:
5.75% 11/20/25		250,000	256,250
8% 11/1/31		155,000	179,025
8% 11/1/31		868,000	1,056,034
Banca Monte dei Paschi di Siena SpA 5.375% 1/18/28 (c)	EUR	100,000	65,038
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (b)		150,000	142,125
Bankia SA 3.375% 3/15/27 (Reg. S) (c)	EUR	200,000	216,145
Biz Finance PLC 9.625% 4/27/22 (b)		50,000	49,125
CBOM Finance PLC 4.7% 1/29/25 (b)		200,000	190,250
Development Bank of the Republic of Belarus 6.75% 5/2/24 (b)		200,000	184,000
Georgia Bank Joint Stock Co. 6% 7/26/23 (b)		400,000	380,000
Industrial Senior Trust 5.5% 11/1/22 (b)		200,000	199,494
Intesa Sanpaolo SpA 3.928% 9/15/26 (Reg. S)	EUR	200,000	230,530
Pearl Holding III Ltd. 9.5% 12/11/22		200,000	62,000
TBC Bank JSC 5.75% 6/19/24 (b)		200,000	180,000
Turkiye Is Bankasi A/S 5.5% 4/21/22 (b)		200,000	199,000
Turkiye Sinai Kalkinma Bankasi A/S 6% 1/23/25 (b)		200,000	184,375
			3,965,891
Broadcasting - 1.7%
AMC Networks, Inc.:
4.75% 12/15/22		66,000	65,340
4.75% 8/1/25		125,000	114,169
Cable Onda SA 4.5% 1/30/30 (b)		200,000	190,000
Entercom Media Corp. 6.5% 5/1/27 (b)		40,000	29,500
Netflix, Inc.:
3.625% 6/15/30 (Reg. S)	EUR	100,000	110,435
3.875% 11/15/29 (Reg. S)	EUR	200,000	224,649
4.875% 4/15/28		85,000	90,392
5.875% 11/15/28		140,000	158,319
Nexstar Escrow, Inc. 5.625% 7/15/27 (b)		75,000	71,625
Scripps Escrow, Inc. 5.875% 7/15/27 (b)		60,000	50,700
Sirius XM Radio, Inc.:
4.625% 7/15/24 (b)		100,000	101,960
5% 8/1/27 (b)		65,000	66,479
Tegna, Inc. 5% 9/15/29 (b)		85,000	75,985
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		200,000	115,188
			1,464,741
Building Materials - 1.3%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)		315,000	309,488
CEMEX Finance LLC 6% 4/1/24 (b)		137,000	124,410
CEMEX S.A.B. de CV 5.45% 11/19/29 (b)		200,000	164,000
Elementia S.A.B. de CV 5.5% 1/15/25 (b)		200,000	147,906
HD Supply, Inc. 5.375% 10/15/26 (b)		120,000	122,388
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		100,000	75,500
Loxam SAS 3.25% 1/14/25 (Reg. S)	EUR	100,000	98,079
Titan Global Finance PLC 2.375% 11/16/24 (Reg. S)	EUR	100,000	102,736
			1,144,507
Cable/Satellite TV - 5.2%
Altice France Holding SA 8% 5/15/27 (b)	EUR	175,000	194,567
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.5% 8/15/30 (b)		95,000	95,475
4.75% 3/1/30 (b)		140,000	142,800
5.125% 5/1/27 (b)		890,000	924,132
5.5% 5/1/26(b)		260,000	270,429
5.75% 2/15/26 (b)		65,000	67,769
CSC Holdings LLC:
5.375% 2/1/28 (b)		165,000	172,268
5.5% 4/15/27 (b)		115,000	119,564
5.75% 1/15/30 (b)		100,000	103,969
6.5% 2/1/29 (b)		165,000	180,246
7.5% 4/1/28 (b)		230,000	252,756
DISH DBS Corp.:
5% 3/15/23		250,000	238,125
5.875% 11/15/24		55,000	52,901
7.75% 7/1/26		185,000	182,225
LCPR Senior Secured Financing DAC 6.75% 10/15/27 (b)		200,000	207,920
UPC Holding BV 3.875% 6/15/29 (Reg. S)	EUR	100,000	106,256
Virgin Media Finance PLC 4.5% 1/15/25 (Reg. S)	EUR	100,000	110,681
Virgin Media Secured Finance PLC 5.5% 5/15/29 (b)		320,000	332,224
VTR Finance BV 6.875% 1/15/24 (b)		539,000	535,178
Ziggo Bond Co. BV:
5.125% 2/28/30 (b)		35,000	34,475
6% 1/15/27 (b)		160,000	160,800
Ziggo BV:
4.25% 1/15/27 (Reg. S)	EUR	90,000	101,092
4.875% 1/15/30 (b)		50,000	49,415
			4,635,267
Chemicals - 2.0%
Braskem Idesa SAPI 7.45% 11/15/29 (b)		250,000	182,875
Braskem Netherlands BV 4.5% 1/31/30 (b)		200,000	162,000
CF Industries Holdings, Inc.:
4.95% 6/1/43		175,000	178,827
5.15% 3/15/34		145,000	150,800
5.375% 3/15/44		225,000	232,875
CTC BondCo GmbH 5.25% 12/15/25	EUR	200,000	190,897
OCI NV:
5.25% 11/1/24 (b)		110,000	108,367
6.625% 4/15/23 (b)		80,000	80,012
Starfruit Finco BV / Starfruit U.S. Holdco LLC 8% 10/1/26 (b)		150,000	140,475
The Chemours Co. LLC:
5.375% 5/15/27		60,000	50,400
6.625% 5/15/23		60,000	56,100
7% 5/15/25		95,000	89,272
Tronox, Inc. 6.5% 5/1/25 (b)		135,000	135,844
Valvoline, Inc. 4.25% 2/15/30 (b)		45,000	43,763
			1,802,507
Consumer Products - 0.7%
Bonitron Designated Activity Co. 8.75% 10/30/22 (b)		170,000	164,103
International Design Group SpA 6.5% 11/15/25 (Reg. S)	EUR	100,000	93,038
Terrier Media Buyer, Inc. 8.875% 12/15/27 (b)		90,000	74,250
Turk Sise ve Cam Fabrikalari A/S 4.25% 5/9/20 (b)		200,000	199,625
Walnut Bidco PLC 6.75% 8/1/24 (Reg. S)	EUR	100,000	89,805
			620,821
Containers - 1.2%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (b)(c)		70,000	64,974
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 6% 2/15/25 (b)		180,000	180,157
Ball Corp.:
4.375% 12/15/23	EUR	300,000	353,175
4.875% 3/15/26		205,000	220,375
Berry Global, Inc. 4.5% 2/15/26 (b)		200,000	197,420
Plastipak Holdings, Inc. 6.25% 10/15/25 (b)		20,000	17,856
Trivium Packaging Finance BV 5.5% 8/15/26 (b)		40,000	41,000
			1,074,957
Diversified Financial Services - 4.6%
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (b)		15,000	14,937
Comcel Trust 6.875% 2/6/24 (b)		220,000	220,000
Credito Real S.A.B. de CV 9.5% 2/7/26 (b)		200,000	180,000
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (b)		70,000	53,200
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (b)		90,000	94,275
FLY Leasing Ltd. 5.25% 10/15/24		60,000	48,000
Ford Credit Europe PLC 1.615% 5/11/23 (Reg. S)	EUR	200,000	195,679
Fortune Star (BVI) Ltd. 6.75% 7/2/23 (Reg. S)		200,000	194,125
Garfunkelux Holdco 3 SA:
3 month EURIBOR + 3.500% 3.5% 9/1/23 (Reg. S) (c)(d)	EUR	100,000	85,191
7.5% 8/1/22 (Reg. S)	EUR	100,000	88,764
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24		90,000	84,647
5.25% 5/15/27		90,000	85,501
6.25% 5/15/26		260,000	255,481
6.375% 12/15/25		215,000	213,925
Lincoln Financing SARL 3.625% 4/1/24 (Reg. S)	EUR	225,000	209,425
MSCI, Inc.:
5.375% 5/15/27 (b)		500,000	538,750
5.75% 8/15/25 (b)		50,000	52,230
Navient Corp.:
5.875% 10/25/24		190,000	172,900
7.25% 9/25/23		55,000	52,663
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (b)		20,000	17,690
5.5% 2/15/24 (b)		322,000	283,504
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (b)		285,000	282,150
6.875% 2/15/23 (b)		85,000	83,300
Springleaf Finance Corp. 6.875% 3/15/25		75,000	70,928
Vivion Investments SARL 3.5% 11/1/25 (Reg. S)	EUR	100,000	97,706
Yihua Overseas Investment Ltd. 8.5% 10/23/20 (Reg. S)		200,000	112,250
Ypso Finance BIS SA:
4% 2/15/28 (Reg. S)	EUR	100,000	93,969
6% 2/15/28 (b)		75,000	68,235
10.5% 5/15/27 (b)		130,000	140,427
			4,089,852
Diversified Media - 0.2%
E.W. Scripps Co. 5.125% 5/15/25 (b)		30,000	25,296
Viacom, Inc.:
5.875% 2/28/57 (c)		75,000	68,295
6.25% 2/28/57 (c)		90,000	88,200
			181,791
Energy - 10.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (b)		140,000	103,600
5.75% 1/15/28 (b)		60,000	44,100
Archrock Partners LP / Archrock Partners Finance Corp. 6.25% 4/1/28 (b)		70,000	52,150
California Resources Corp. 8% 12/15/22 (b)		555,000	19,425
Cheniere Corpus Christi Holdings LLC 5.125% 6/30/27		135,000	134,604
Cheniere Energy Partners LP 5.625% 10/1/26		90,000	86,004
Chesapeake Energy Corp.:
5.75% 3/15/23		135,000	2,869
6.625% 8/15/20		91,000	5,460
11.5% 1/1/25 (b)		36,000	990
Citgo Holding, Inc. 9.25% 8/1/24 (b)		185,000	166,500
Citgo Petroleum Corp. 6.25% 8/15/22 (b)		85,000	81,388
Comstock Escrow Corp. 9.75% 8/15/26		140,000	121,101
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 4.4905% 6/15/22 (b)(c)(d)		320,000	265,738
6.5% 5/15/26 (b)		185,000	143,838
6.875% 6/15/25 (b)		200,000	154,000
Continental Resources, Inc. 4.5% 4/15/23		10,000	8,844
Covey Park Energy LLC 7.5% 5/15/25 (b)		210,000	174,300
CVR Energy, Inc.:
5.25% 2/15/25 (b)		140,000	114,800
5.75% 2/15/28 (b)		140,000	118,371
DCP Midstream LLC 5.85% 5/21/43 (b)(c)		60,000	27,600
DCP Midstream Operating LP 5.375% 7/15/25		135,000	109,350
Denbury Resources, Inc.:
7.75% 2/15/24 (b)		421,000	75,780
9.25% 3/31/22 (b)		45,000	8,100
Duke Energy Field Services 8.125% 8/16/30		5,000	3,900
Ecopetrol SA:
5.375% 6/26/26		100,000	98,156
5.875% 5/28/45		100,000	88,023
EG Global Finance PLC:
6.25% 10/30/25 (Reg. S)	EUR	100,000	98,627
6.75% 2/7/25 (b)		335,000	304,850
8.5% 10/30/25 (b)		75,000	73,125
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (b)		125,000	108,750
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 5/15/26 (b)(e)		725,000	79,750
GeoPark Ltd.:
5.5% 1/17/27 (b)		200,000	125,375
6.5% 9/21/24 (b)		200,000	142,320
Greenko Dutch BV 5.25% 7/24/24		200,000	176,250
Hess Infrastructure Partners LP 5.625% 2/15/26 (b)		100,000	93,000
Hess Midstream Partners LP 5.125% 6/15/28 (b)		80,000	70,096
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (b)		145,000	81,925
Indika Energy Capital III Pte. Ltd. 5.875% 11/9/24 (b)		200,000	167,750
Jonah Energy LLC 7.25% 10/15/25 (b)		215,000	3,763
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (b)		95,000	34,794
Kosmos Energy Ltd. 7.125% 4/4/26 (b)		285,000	174,741
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (b)		85,000	69,700
Medco Bell Pte Ltd.:
6.375% 1/30/27 (b)		200,000	119,000
6.375% 1/30/27 (Reg. S)		200,000	119,000
Medco Oak Tree Pte Ltd. 7.375% 5/14/26 (b)		200,000	122,000
MEG Energy Corp.:
7% 3/31/24 (b)		216,000	153,360
7.125% 2/1/27 (b)		140,000	96,600
Mongolian Mining Corp. / Energy Resources LLC 9.25% 4/15/24 (Reg. S)		200,000	120,250
MPLX LP 6.375% 5/1/24 (b)		45,000	45,929
Murphy Oil Corp. 5.875% 12/1/27		90,000	61,083
Nabors Industries, Inc. 5.75% 2/1/25		105,000	23,888
Neerg Energy Ltd. 6% 2/13/22 (Reg. S)		200,000	180,500
Noble Holding International Ltd.:
6.05% 3/1/41		5,000	31
6.2% 8/1/40		85,000	531
7.75% 1/15/24		48,000	2,640
7.95% 4/1/25 (c)		55,000	344
Nostrum Oil & Gas Finance BV 8% 7/25/22 (b)		400,000	68,000
Oasis Petroleum, Inc. 6.875% 3/15/22		43,000	6,396
Pacific Drilling SA 12% 4/1/24 pay-in-kind (b)(c)		9,642	289
Parsley Energy LLC/Parsley Finance Corp. 5.625% 10/15/27 (b)		435,000	371,925
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28 (b)		160,000	113,904
7.25% 6/15/25		70,000	53,725
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		130,000	100,100
Petrobras Global Finance BV:
5.093% 1/15/30 (b)		88,000	80,300
6.9% 3/19/49		135,000	129,594
Petroleos Mexicanos:
6.49% 1/23/27 (b)		175,000	141,470
7.69% 1/23/50 (b)		75,000	55,125
Pride International, Inc. 7.875% 8/15/40		95,000	7,719
Puma International Financing SA 5.125% 10/6/24 (Reg. S)		200,000	134,824
Repsol International Finance BV 4.5% 3/25/75 (Reg. S) (c)	EUR	200,000	216,871
Sanchez Energy Corp. 7.25% 2/15/23 (b)(e)		172,000	1,720
Saudi Arabian Oil Co. 3.5% 4/16/29 (b)		200,000	201,250
SESI LLC 7.75% 9/15/24		40,000	8,285
SM Energy Co.:
5% 1/15/24		65,000	20,501
5.625% 6/1/25		100,000	28,000
6.625% 1/15/27		65,000	17,121
6.75% 9/15/26		25,000	6,813
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23		90,000	87,525
5.5% 2/15/26		75,000	72,375
6% 4/15/27		175,000	170,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25		35,000	31,500
5.375% 2/1/27		35,000	29,750
5.5% 3/1/30 (b)		70,000	59,675
5.875% 4/15/26		70,000	62,125
6.5% 7/15/27		40,000	36,000
6.875% 1/15/29		70,000	64,197
Teine Energy Ltd. 6.875% 9/30/22 (b)		85,000	81,600
Termocandelaria Power Ltd. 7.875% 1/30/29 (b)		200,000	193,000
TerraForm Power Operating LLC:
4.25% 1/31/23 (b)		150,000	153,675
4.75% 1/15/30 (b)		225,000	230,063
5% 1/31/28 (b)		50,000	52,452
Transocean Sentry Ltd. 5.375% 5/15/23 (b)		85,000	64,600
Transportadora de Gas del Sur SA 6.75% 5/2/25 (b)		300,000	218,250
Tullow Oil PLC:
6.25% 4/15/22 (b)		200,000	107,250
7% 3/1/25 (b)		200,000	100,375
U.S.A. Compression Partners LP 6.875% 4/1/26		35,000	28,175
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind		63,329	3,800
Valaris PLC:
5.2% 3/15/25		30,000	2,400
7.75% 2/1/26		85,000	6,800
Viper Energy Partners LP 5.375% 11/1/27 (b)		30,000	26,850
W&T Offshore, Inc. 9.75% 11/1/23 (b)		75,000	24,750
Weatherford International Ltd. 11% 12/1/24 (b)		95,000	70,300
YPF SA:
8.5% 3/23/21 (b)		275,000	171,392
8.5% 7/28/25 (b)		275,000	131,141
			9,103,540
Entertainment/Film - 1.0%
Allen Media LLC 10.5% 2/15/28 (b)		70,000	51,975
Altice Finco SA 7.625% 2/15/25 (b)		210,000	211,575
Live Nation Entertainment, Inc. 4.75% 10/15/27 (b)		80,000	68,399
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)(e)		1,068,694	480,912
Petroleos Mexicanos 3.625% 11/24/25 (Reg. S)	EUR	100,000	86,401
			899,262
Environmental - 0.6%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		465,000	453,375
Paprec Holding 3 month EURIBOR + 3.500% 3.5% 3/31/25 (c)(d)	EUR	100,000	87,120
			540,495
Food & Drug Retail - 0.7%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
4.625% 1/15/27 (b)		95,000	95,475
4.875% 2/15/30 (b)		95,000	96,306
Camposol SA 6% 2/3/27 (b)		200,000	186,750
Sigma Holdco BV 5.75% 5/15/26 (Reg. S)	EUR	110,000	115,119
Tereos Finance Group I 4.125% 6/16/23 (Reg. S)	EUR	100,000	77,257
Tops Markets LLC 13% 11/19/24 pay-in-kind (c)		33,712	32,701
			603,608
Food/Beverage/Tobacco - 2.2%
Central American Bottling Corp. 5.75% 1/31/27 (b)		200,000	195,750
ESAL GmbH 6.25% 2/5/23 (b)		21,000	20,816
JBS Investments II GmbH:
5.75% 1/15/28 (b)		200,000	195,000
7% 1/15/26 (b)		500,000	518,700
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		30,000	30,375
5.875% 7/15/24 (b)		40,000	40,800
6.75% 2/15/28 (b)		185,000	198,124
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (b)		120,000	121,500
6.5% 4/15/29 (b)		80,000	84,601
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (b)		60,000	63,450
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (b)		45,000	45,878
4.875% 11/1/26 (b)		45,000	45,225
MHP SA 7.75% 5/10/24 (b)		200,000	194,438
Post Holdings, Inc.:
4.625% 4/15/30 (b)		45,000	44,100
5.625% 1/15/28 (b)		110,000	111,925
Vector Group Ltd. 6.125% 2/1/25 (b)		75,000	72,750
			1,983,432
Gaming - 1.8%
Boyd Gaming Corp. 4.75% 12/1/27 (b)		115,000	99,073
Caesars Resort Collection LLC 5.25% 10/15/25 (b)		300,000	235,590
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25		95,000	92,397
5.375% 4/15/26		30,000	29,888
International Game Technology PLC 6.25% 1/15/27 (b)		50,000	48,610
MCE Finance Ltd.:
5.25% 4/26/26 (b)		180,000	175,507
5.375% 12/4/29 (Reg. S)		200,000	186,817
MGM Growth Properties Operating Partnership LP:
4.5% 1/15/28		350,000	329,000
5.75% 2/1/27		70,000	70,875
MGM Mirage, Inc. 6.75% 5/1/25 (f)		130,000	127,416
Station Casinos LLC 5% 10/1/25 (b)		155,000	129,224
Transocean, Inc. 7.25% 11/1/25 (b)		160,000	60,800
Twin River Worldwide Holdings, Inc. 6.75% 6/1/27 (b)		40,000	31,800
			1,616,997
Healthcare - 6.9%
BCPE Cycle Merger Sub II, Inc. 10.625% 7/15/27 (b)		110,000	109,588
Catalent Pharma Solutions 5% 7/15/27 (b)		20,000	20,400
Centene Corp.:
3.375% 2/15/30 (b)		60,000	60,522
4.25% 12/15/27 (b)		70,000	73,238
4.625% 12/15/29 (b)		105,000	114,975
5.25% 4/1/25 (b)		50,000	52,125
5.375% 6/1/26 (b)		245,000	259,604
5.375% 8/15/26 (b)		55,000	58,581
Charles River Laboratories International, Inc.:
4.25% 5/1/28 (b)		20,000	20,175
5.5% 4/1/26 (b)		65,000	66,846
Community Health Systems, Inc.:
6.25% 3/31/23		265,000	246,450
8% 3/15/26 (b)		440,000	421,775
8.125% 6/30/24 (b)		55,000	36,713
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25		100,000	99,875
Encompass Health Corp. 5.75% 9/15/25		15,000	15,225
Eurofins Scientific SA 2.125% 7/25/24 (Reg. S)	EUR	100,000	106,891
HCA Holdings, Inc.:
5.375% 9/1/26		85,000	92,013
5.625% 9/1/28		150,000	166,212
5.875% 2/15/26		85,000	94,563
5.875% 2/1/29		45,000	51,561
Hologic, Inc. 4.375% 10/15/25 (b)		55,000	55,253
IMS Health, Inc.:
3.25% 3/15/25 (Reg. S)	EUR	200,000	220,367
5% 10/15/26 (b)		120,000	123,696
InRetail Pharma SA 5.375% 5/2/23 (b)		200,000	201,313
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27		330,000	336,600
5.25% 8/1/26		100,000	101,000
Ortho-Clinical Diagnostics, Inc. 7.25% 2/1/28 (b)		30,000	26,925
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (b)(c)		145,000	121,438
Radiology Partners, Inc. 9.25% 2/1/28 (b)		140,000	133,350
Sabra Health Care LP/Sabra Capital Corp. 3.9% 10/15/29		72,000	64,620
Service Corp. International 5.125% 6/1/29		35,000	36,400
Teleflex, Inc. 4.625% 11/15/27		30,000	30,750
Tenet Healthcare Corp.:
4.625% 7/15/24		160,000	157,888
5.125% 5/1/25		210,000	196,350
6.25% 2/1/27 (b)		195,000	191,997
6.75% 6/15/23		300,000	299,700
8.125% 4/1/22		395,000	398,081
Teva Pharmaceutical Finance Netherlands III BV:
1.125% 10/15/24	EUR	200,000	188,677
3.15% 10/1/26		75,000	65,250
4.1% 10/1/46		200,000	155,000
Valeant Pharmaceuticals International, Inc.:
5% 1/30/28 (b)		110,000	105,303
5.25% 1/30/30 (b)		55,000	54,450
5.5% 3/1/23 (b)		18,000	17,820
5.5% 11/1/25 (b)		260,000	270,270
5.75% 8/15/27 (b)		20,000	21,092
5.875% 5/15/23 (b)		9,000	8,933
6.5% 3/15/22 (b)		80,000	81,584
8.5% 1/31/27 (b)		60,000	66,144
9.25% 4/1/26 (b)		230,000	253,000
Vizient, Inc. 6.25% 5/15/27 (b)		15,000	15,761
			6,166,344
Homebuilders/Real Estate - 5.6%
ADLER Real Estate AG 3% 4/27/26 (Reg. S)	EUR	100,000	103,694
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (b)		190,000	189,544
China SCE Property Holdings Ltd.:
7.25% 4/19/23 (Reg. S)		200,000	190,000
7.375% 4/9/24 (Reg. S)		200,000	187,688
China South City Holdings Ltd. 11.5% 2/12/22 (Reg. S)		200,000	154,000
Easy Tactic Ltd. 5.875% 2/13/23 (Reg. S)		200,000	171,270
Evergrande Real Estate Group Ltd.:
8.25% 3/23/22 (Reg. S)		200,000	177,250
8.75% 6/28/25 (Reg. S)		200,000	156,750
Jababeka International BV 6.5% 10/5/23 (Reg. S)		200,000	130,500
Kaisa Group Holdings Ltd.:
8.5% 6/30/22 (Reg. S)		200,000	185,063
11.5% 1/30/23 (Reg. S)		200,000	191,500
KWG Property Holding Ltd. 5.2% 9/21/22 (Reg. S)		200,000	189,722
Lennar Corp. 5.375% 10/1/22		55,000	56,425
Modernland Overseas Pte Ltd. 6.95% 4/13/24		200,000	126,594
New Metro Global Ltd. 6.8% 8/5/23 (Reg. S)		200,000	193,250
Redsun Properties Group Ltd. 9.7% 4/16/23 (Reg. S)		220,000	182,600
Ronshine China Holdings Ltd.:
8.1% 6/9/23 (Reg. S)		200,000	194,750
11.25% 8/22/21 (Reg. S)		200,000	207,000
Scenery Journey Ltd. 11% 11/6/20 (Reg. S)		200,000	200,000
Starwood Property Trust, Inc. 4.75% 3/15/25		75,000	63,375
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.75% 1/15/28 (b)		80,000	72,400
5.875% 6/15/27 (b)		55,000	50,600
Theta Capital Pte Ltd. 6.75% 10/31/26 (Reg. S)		250,000	170,549
Times China Holdings Ltd. 6.6% 3/2/23 (Reg. S)		200,000	196,688
VICI Properties, Inc.:
3.75% 2/15/27 (b)		55,000	51,150
4.125% 8/15/30 (b)		70,000	63,700
Wanda Properties Overseas Ltd. 6.875% 7/23/23 (Reg. S)		200,000	176,750
Yango Justice International Ltd.:
8.25% 11/25/23 (Reg. S)		220,000	192,225
10% 2/12/23 (Reg. S)		200,000	198,188
Yuzhou Properties Co.:
7.375% 1/13/26 (Reg. S)		200,000	162,500
8.3% 5/27/25 (Reg. S)		200,000	174,000
Zhenro Properties Group Ltd. 8.7% 8/3/22 (Reg. S)		200,000	196,000
			4,955,725
Hotels - 0.3%
Hilton Domestic Operating Co., Inc.:
4.875% 1/15/30		120,000	114,900
5.125% 5/1/26		135,000	133,286
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		40,000	38,784
			286,970
Insurance - 0.7%
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (b)		115,000	101,775
8.125% 2/15/24 (b)		55,000	56,650
HUB International Ltd. 7% 5/1/26 (b)		190,000	187,426
USIS Merger Sub, Inc. 6.875% 5/1/25 (b)		275,000	275,688
			621,539
Leisure - 0.1%
Vail Resorts, Inc. 6.25% 5/15/25 (b)		35,000	36,138
Voc Escrow Ltd. 5% 2/15/28 (b)		70,000	54,999
			91,137
Metals/Mining - 2.5%
Abja Investment Co. Pte Ltd. 5.45% 1/24/28		300,000	240,723
Alpha Natural Resources, Inc. 9.75% 4/15/18 (e)(g)		210,000	0
Compass Minerals International, Inc. 6.75% 12/1/27 (b)		140,000	138,600
Constellium NV 5.875% 2/15/26 (b)		250,000	230,625
First Quantum Minerals Ltd.:
6.5% 3/1/24 (b)		200,000	174,000
6.875% 3/1/26 (b)		200,000	173,000
7.25% 4/1/23 (b)		325,000	291,688
7.5% 4/1/25 (b)		230,000	200,459
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (b)		45,000	45,203
5.125% 3/15/23 (b)		95,000	95,893
Freeport-McMoRan, Inc. 5.4% 11/14/34		30,000	28,200
Howmet Aerospace, Inc. 5.95% 2/1/37		45,000	41,850
Minsur SA 6.25% 2/7/24 (Reg. S)		200,000	208,263
Stillwater Mining Co. 6.125% 6/27/22 (b)		200,000	198,000
Vedanta Resources PLC 6.375% 7/30/22 (Reg. S)		400,000	146,250
			2,212,754
Paper - 0.1%
Berry Global Escrow Corp.:
4.875% 7/15/26 (b)		40,000	40,858
5.625% 7/15/27 (b)		35,000	36,138
			76,996
Restaurants - 0.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5% 10/15/25 (b)		140,000	140,700
Golden Nugget, Inc.:
6.75% 10/15/24 (b)		130,000	101,400
8.75% 10/1/25 (b)		60,000	33,600
KFC Holding Co./Pizza Hut Holding LLC:
4.75% 6/1/27 (b)		50,000	51,610
5.25% 6/1/26 (b)		100,000	102,250
Yum! Brands, Inc. 7.75% 4/1/25 (b)		20,000	21,803
			451,363
Services - 2.9%
Algeco Scotsman Global Finance PLC 3 month EURIBOR + 6.250% 6.25% 2/15/23 (c)(d)	EUR	100,000	95,935
ASGN, Inc. 4.625% 5/15/28 (b)		160,000	147,552
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (b)		250,000	185,000
CDK Global, Inc.:
4.875% 6/1/27		105,000	104,738
5.25% 5/15/29 (b)		35,000	35,700
5.875% 6/15/26		35,000	36,663
Expedia, Inc.:
6.25% 5/1/25 (b)(f)		100,000	101,931
7% 5/1/25 (b)(f)		75,000	76,277
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)		400,000	367,125
Global A&T Electronics Ltd. 8.5% 1/12/23		200,000	163,990
H&E Equipment Services, Inc. 5.625% 9/1/25		180,000	171,468
IHS Markit Ltd.:
4% 3/1/26 (b)		35,000	37,100
4.75% 2/15/25 (b)		65,000	70,355
Intrum Justitia AB:
2.75% 7/15/22 (Reg. S)	EUR	50,000	47,839
3% 9/15/27 (Reg. S)	EUR	233,000	187,840
3.5% 7/15/26 (Reg. S)	EUR	100,000	83,285
Laureate Education, Inc. 8.25% 5/1/25 (b)		195,000	199,193
Sotheby's 7.375% 10/15/27 (b)		80,000	67,350
Techem Verwaltungsgesellschaft 2% 7/15/25 (Reg. S)	EUR	126,000	130,214
Tempo Acquisition LLC 6.75% 6/1/25 (b)		55,000	53,350
The GEO Group, Inc.:
5.125% 4/1/23		50,000	41,875
5.875% 10/15/24		15,000	11,850
6% 4/15/26		170,000	128,775
			2,545,405
Steel - 1.0%
Allegheny Technologies, Inc. 5.875% 12/1/27		70,000	57,750
CSN Resources SA 7.625% 4/17/26 (b)		200,000	142,000
Infrabuild Australia Pty Ltd. 12% 10/1/24 (b)		60,000	51,000
JSW Steel Ltd. 5.375% 4/4/25 (Reg. S)		200,000	159,125
Metinvest BV 7.75% 4/23/23 (b)		300,000	207,000
Usiminas International SARL 5.875% 7/18/26 (b)		200,000	176,313
Vallourec SA:
2.25% 9/30/24 (Reg. S)	EUR	100,000	52,601
6.625% 10/15/22 (Reg. S)	EUR	100,000	57,116
			902,905
Super Retail - 0.0%
Asbury Automotive Group, Inc.:
4.5% 3/1/28 (b)		21,000	17,634
4.75% 3/1/30 (b)		19,000	15,919
			33,553
Technology - 3.6%
Banff Merger Sub, Inc. 9.75% 9/1/26 (b)		330,000	296,175
Camelot Finance SA 4.5% 11/1/26 (b)		265,000	266,988
CDW LLC/CDW Finance Corp. 4.25% 4/1/28		80,000	80,368
Energizer Gamma Acquistion BV 4.625% 7/15/26 (Reg. S)	EUR	100,000	108,243
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		267,000	267,441
Entegris, Inc. 4.625% 2/10/26 (b)		85,000	85,213
Fair Isaac Corp. 5.25% 5/15/26 (b)		50,000	51,625
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25% 12/1/27 (b)		205,000	210,638
Itron, Inc. 5% 1/15/26 (b)		30,000	30,150
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (b)		45,000	45,450
Jain International Trading BV 7.125% 2/1/22 (Reg. S)		200,000	61,750
Match Group, Inc.:
4.125% 8/1/30 (b)		70,000	67,900
5% 12/15/27 (b)		60,000	62,820
5.625% 2/15/29 (b)		65,000	68,088
Open Text Holdings, Inc. 4.125% 2/15/30 (b)		95,000	92,407
Orano SA 3.375% 4/23/26 (Reg. S)	EUR	100,000	107,284
Qorvo, Inc. 4.375% 10/15/29 (b)		45,000	44,831
Rackspace Hosting, Inc. 8.625% 11/15/24 (b)		130,000	128,066
SoftBank Group Corp.:
3.125% 9/19/25	EUR	100,000	101,366
4% 9/19/29 (Reg. S)	EUR	300,000	296,077
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		360,000	358,200
TTM Technologies, Inc. 5.625% 10/1/25 (b)		125,000	119,531
Vedanta Resources Finance II PLC 9.25% 4/23/26 (b)		200,000	78,750
Veritas U.S., Inc./Veritas Bermuda Ltd. 10.5% 2/1/24 (b)		225,000	200,813
			3,230,174
Telecommunications - 8.3%
Altice Financing SA 5% 1/15/28 (b)		200,000	195,000
Axtel S.A.B. de CV 6.375% 11/14/24 (b)		300,000	277,875
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (b)		340,000	335,750
7.5% 10/15/26 (b)		100,000	100,022
Cellnex Telecom SA 2.375% 1/16/24 (Reg. S)	EUR	100,000	113,077
CenturyLink, Inc.:
4% 2/15/27 (b)		115,000	111,550
5.125% 12/15/26 (b)		150,000	142,125
Colombia Telecomunicaciones SA 5.375% 9/27/22 (b)		225,000	221,695
Digicel Group Ltd. 6.75% 3/1/23 (b)		150,000	60,938
Equinix, Inc. 5.375% 5/15/27		50,000	54,000
Front Range BidCo, Inc.:
4% 3/1/27 (b)		115,000	111,530
6.125% 3/1/28 (b)		60,000	56,551
Frontier Communications Corp.:
8% 4/1/27 (b)(e)		115,000	117,266
8.5% 4/1/26 (b)(e)		225,000	208,125
11% 9/15/25 (e)		215,000	66,586
GTT Communications, Inc. 7.875% 12/31/24 (b)		180,000	107,550
IHS Netherlands Holdco BV 8% 9/18/27 (b)		200,000	179,250
Intelsat Jackson Holdings SA:
5.5% 8/1/23		315,000	171,084
8.5% 10/15/24 (b)		45,000	26,100
Intelsat Luxembourg SA 8.125% 6/1/23		106,000	8,501
Level 3 Financing, Inc. 5.375% 1/15/24		400,000	403,000
Millicom International Cellular SA 5.125% 1/15/28 (b)		250,000	230,781
RCS & RDS SA:
2.5% 2/5/25 (Reg. S)	EUR	100,000	105,818
3.25% 2/5/28 (Reg. S)	EUR	100,000	102,496
Sable International Finance Ltd. 5.75% 9/7/27 (b)		325,000	325,000
Sabre GLBL, Inc. 9.25% 4/15/25 (b)		45,000	47,531
SBA Communications Corp. 3.875% 2/15/27 (b)		140,000	142,975
SFR Group SA:
5.5% 1/15/28 (b)		130,000	130,923
7.375% 5/1/26 (b)		150,000	156,750
8.125% 2/1/27 (b)		245,000	263,988
Sprint Capital Corp.:
6.875% 11/15/28		165,000	198,718
8.75% 3/15/32		530,000	744,650
Sprint Corp.:
7.125% 6/15/24		200,000	224,500
7.625% 3/1/26		70,000	82,747
TBG Global Pte. Ltd. 5.25% 2/10/22 (Reg. S)		400,000	387,576
Telecom Italia SpA 2.75% 4/15/25 (Reg. S)	EUR	100,000	109,037
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (b)		200,000	192,488
Telenet Finance Luxembourg Notes SARL 3.5% 3/1/28 (Reg. S)	EUR	200,000	224,320
Telesat Canada/Telesat LLC 6.5% 10/15/27 (b)		45,000	42,413
Turk Telekomunikasyon A/S 6.875% 2/28/25 (b)		200,000	198,938
Turkcell Iletisim Hizmet A/S 5.8% 4/11/28 (b)		200,000	187,813
VFU Funding PLC (VF Ukraine) 6.2% 2/11/25 (b)		200,000	183,000
			7,350,037
Textiles/Apparel - 0.1%
CBR Fashion Finance BV 5.125% 10/1/22 (Reg. S)	EUR	100,000	89,257
Transportation Ex Air/Rail - 1.5%
Abertis Infraestructuras SA:
1.875% 3/26/32 (Reg. S)	EUR	100,000	97,316
3% 3/27/31 (Reg. S)	EUR	100,000	109,007
Atlantia SpA 1.625% 2/3/25 (Reg. S)	EUR	100,000	98,988
Autostrade per L'italia SpA:
1.625% 6/12/23	EUR	215,000	223,262
1.875% 9/26/29 (Reg. S)	EUR	100,000	96,858
Avolon Holdings Funding Ltd.:
5.25% 5/15/24 (b)		135,000	117,060
5.5% 1/15/23 (b)		95,000	87,284
Mersin Uluslararasi Liman Isletmeciligi A/S 5.375% 11/15/24 (b)		200,000	197,063
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		235,000	152,750
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (b)		90,000	36,000
11.25% 8/15/22 (b)		135,000	72,225
Teekay Corp. 9.25% 11/15/22 (b)		60,000	58,800
			1,346,613
Utilities - 5.3%
Clearway Energy Operating LLC 4.75% 3/15/28 (b)		40,000	40,700
DCP Midstream Operating LP 5.125% 5/15/29		105,000	78,194
DPL, Inc. 4.35% 4/15/29		265,000	257,694
Dynegy, Inc. 5.875% 6/1/23		70,000	70,700
Energias de Portugal SA 4.496% 4/30/79 (Reg. S) (c)	EUR	100,000	113,530
Eskom Holdings SOC Ltd. 5.75% 1/26/21 (b)		200,000	178,500
Greenko Investment Co. 4.875% 8/16/23 (Reg. S)		200,000	178,500
InterGen NV 7% 6/30/23 (b)		845,000	749,938
NextEra Energy Partners LP:
4.25% 9/15/24 (b)		50,000	50,750
4.5% 9/15/27 (b)		35,000	35,919
NRG Energy, Inc.:
5.25% 6/15/29 (b)		60,000	64,275
5.75% 1/15/28		615,000	661,125
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		224,993	226,680
Pacific Gas & Electric Co.:
3.75% 8/15/42 (e)		10,000	9,775
3.95% 12/1/47 (e)		80,000	78,200
5.4% 1/15/40 (e)		50,000	56,125
5.8% 3/1/37 (e)		175,000	196,000
6.05% 3/1/34 (e)		790,000	888,750
Pattern Energy Group, Inc. 5.875% 2/1/24 (b)		30,000	30,300
Teollisuuden Voima Oyj 2.125% 2/4/25 (Reg. S)	EUR	100,000	106,495
TerraForm Global, Inc. 6.125% 3/1/26 (b)		310,000	306,900
The AES Corp. 4% 3/15/21		195,000	195,000
Vistra Operations Co. LLC:
5.5% 9/1/26 (b)		45,000	46,328
5.625% 2/15/27 (b)		60,000	63,150
			4,683,528

TOTAL NONCONVERTIBLE BONDS			72,075,710

TOTAL CORPORATE BONDS
(Cost $83,644,287)			72,648,067

Government Obligations - 0.6%
Germany - 0.2%
German Federal Republic 2% 8/15/23	EUR	200,000	239,462
Sri Lanka - 0.4%
Democratic Socialist Republic of Sri Lanka:
6.2% 5/11/27 (Reg. S)		200,000	113,500
7.55% 3/28/30 (Reg. S)		200,000	112,750
7.85% 3/14/29(Reg. S)		200,000	112,482

TOTAL SRI LANKA			338,732

TOTAL GOVERNMENT OBLIGATIONS
(Cost $847,143)			578,194
		Shares	Value

Common Stocks - 1.0%
Automotive & Auto Parts - 0.1%
UC Holdings, Inc. (g)(h)		3,510	87,434
Broadcasting - 0.0%
DISH Network Corp. Class A (h)		314	7,855
Energy - 0.1%
Pacific Drilling SA (h)(i)		19,106	12,243
Tidewater, Inc.:
warrants 11/14/42 (h)		5,448	34,595
warrants 11/14/42 (h)		1,897	12,046
Ultra Petroleum Corp. warrants 7/14/25 (h)		1,260	0

TOTAL ENERGY			58,884

Food & Drug Retail - 0.1%
Southeastern Grocers, Inc. (g)(h)		1,789	72,544
Tops Markets Corp. (g)(h)		165	58,007
Tops Markets Corp. (Escrow) (g)(h)(j)		165,000	2

TOTAL FOOD & DRUG RETAIL			130,553

Gaming - 0.2%
Boyd Gaming Corp.		4,800	80,112
Penn National Gaming, Inc. (h)		4,600	81,972

TOTAL GAMING			162,084

Healthcare - 0.1%
HCA Holdings, Inc.		400	43,952
Metals/Mining - 0.0%
Warrior Metropolitan Coal, Inc.		69	866
Services - 0.1%
United Rentals, Inc. (h)		1,000	128,500
Utilities - 0.3%
NRG Energy, Inc.		3,200	107,296
Vistra Energy Corp.		9,795	191,394

TOTAL UTILITIES			298,690

TOTAL COMMON STOCKS
(Cost $1,656,426)			918,818
		Principal Amount(a)	Value

Bank Loan Obligations - 5.0%
Aerospace - 0.4%
TransDigm, Inc.:
Tranche E 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.6536% 5/30/25 (c)(d)(k)		158,457	138,373
Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.6536% 12/9/25 (c)(d)(k)		78,011	68,102
Tranche G 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.6536% 8/22/24 (c)(d)(k)		215,539	188,207

TOTAL AEROSPACE			394,682

Banks & Thrifts - 0.0%
First Eagle Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.9501% 2/1/27 (c)(d)(k)		29,925	27,687
Building Materials - 0.0%
ACProducts, Inc. 1LN, term loan 3 month U.S. LIBOR + 6.500% 8.1916% 8/13/25 (c)(d)(k)		25,000	22,219
Cable/Satellite TV - 0.6%
LCPR Loan Financing LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.814% 10/22/26 (c)(d)(k)		15,000	14,663
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (c)(d)(k)		549,682	508,973

TOTAL CABLE/SATELLITE TV			523,636

Chemicals - 0.0%
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.8635% 10/1/25 (c)(d)(k)		43,409	39,286
Diversified Financial Services - 0.0%
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.9501% 10/31/24 (c)(d)(k)		14,738	11,274
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.064% 3/1/25 (c)(d)(k)		16,137	15,330

TOTAL DIVERSIFIED FINANCIAL SERVICES			26,604

Energy - 0.6%
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (c)(d)(k)		48,625	22,611
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 11.9883% 12/31/21 (c)(d)(k)		365,000	13,005
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.3633% 12/31/22 (c)(d)(k)		185,000	40,596
Chesapeake Energy Corp. term loan 3 month U.S. LIBOR + 8.000% 9% 6/9/24 (c)(d)(k)		265,000	93,632
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (c)(d)(k)		9,950	8,209
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 3/28/24 (c)(d)(k)		153,450	135,036
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.62% 3/1/26 (c)(d)(k)		270,000	161,190
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% 5/11/20(d)(e)(g)(k)		65,772	52,618
term loan 7.25% 5/11/20(c)(e)(g)(k)		28,000	22,400

TOTAL ENERGY			549,297

Food & Drug Retail - 0.8%
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 9.377% 5/31/24 (c)(d)(k)		687,750	648,204
Tops Markets LLC 1LN, term loan 3 month U.S. LIBOR + 8.500% 10% 11/19/23 (c)(d)(g)(k)		66,199	66,530

TOTAL FOOD & DRUG RETAIL			714,734

Healthcare - 0.4%
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.4375% 6/13/26 (c)(d)(k)		333,325	314,262
Hotels - 0.1%
Travelport Finance Luxembourg SARL 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.072% 5/29/26 (c)(d)(k)		69,463	42,112
Insurance - 0.1%
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.9894% 5/10/25 (c)(d)(k)		4,863	4,532
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.9683% 5/9/25 (c)(d)(k)		64,513	60,432

TOTAL INSURANCE			64,964

Leisure - 0.2%
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.1536% 7/31/24 (c)(d)(k)		4,888	4,503
Crown Finance U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.322% 2/28/25 (c)(d)(k)		228,084	142,934

TOTAL LEISURE			147,437

Services - 0.6%
Airbnb, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 4/17/25 (d)(k)(l)		30,000	30,338
Almonde, Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (c)(d)(k)		220,000	186,340
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (c)(d)(k)		59,250	55,103
IRI Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.8633% 11/30/25 (c)(d)(k)		97,579	81,966
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.7001% 8/22/25 (c)(d)(k)		95,000	71,250
Maverick Purchaser Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.4036% 1/23/27 (c)(d)(k)		15,000	14,288
Sotheby's 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 1/3/27 (c)(d)(k)		111,428	95,271

TOTAL SERVICES			534,556

Technology - 0.8%
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.6536% 10/1/25 (c)(d)(k)		386,090	377,284
Kronos, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 10.0133% 11/1/24 (c)(d)(k)		115,000	109,825
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.7633% 11/1/23 (c)(d)(k)		89,743	86,546
Ultimate Software Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.1536% 5/4/26 (c)(d)(k)		19,900	18,946
Vertafore, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 7.6536% 7/2/26 (c)(d)(k)		65,000	60,978
VM Consolidated, Inc. Tranche B L1N, term loan 3 month U.S. LIBOR + 3.250% 3.6536% 2/28/25 (c)(d)(k)		9,584	8,625
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.8633% 2/19/27 (c)(d)(k)		15,000	14,100

TOTAL TECHNOLOGY			676,304

Telecommunications - 0.4%
SFR Group SA Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 4.5015% 1/31/26 (c)(d)(k)		380,739	350,607
Utilities - 0.0%
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.25% 7/24/26 (c)(d)(k)		14,368	13,784
TOTAL BANK LOAN OBLIGATIONS
(Cost $5,607,360)			4,442,171

Preferred Securities - 7.5%
Banks & Thrifts - 4.1%
AIB Group PLC 5.25% (Reg. S) (c)(m)	EUR	200,000	190,947
Alfa Bond Issuance PLC 8% (Reg. S) (c)(m)		200,000	199,411
Banco Do Brasil SA 9% (b)(c)(m)		200,000	197,839
Banco Mercantil del Norte SA 7.625% (b)(c)(m)		360,000	297,085
Bank of America Corp.:
4.3% (c)(m)		160,000	145,453
5.875% (c)(m)		355,000	364,767
Citigroup, Inc.:
4.7% (c)(m)		90,000	79,451
5% (c)(m)		180,000	164,898
5.35% (c)(m)		550,000	516,831
5.95% (c)(m)		575,000	580,962
Intesa Sanpaolo SpA 7% (Reg. S) (c)(m)	EUR	200,000	216,900
Itau Unibanco Holding SA 6.125% (b)(c)(m)		200,000	190,219
JPMorgan Chase & Co.:
4.6% (c)(m)		135,000	122,776
5% (c)(m)		185,000	174,362
UniCredit SpA 9.25% (Reg. S) (c)(m)	EUR	200,000	228,597

TOTAL BANKS & THRIFTS			3,670,498

Consumer Products - 0.3%
Cosan Overseas Ltd. 8.25% (m)		285,000	280,829
Diversified Financial Services - 0.3%
AerCap Holdings NV 5.875% 10/10/79 (c)		115,000	77,150
LeasePlan Corp. NV 7.375% (Reg. S) (c)(m)	EUR	200,000	176,911

TOTAL DIVERSIFIED FINANCIAL SERVICES			254,061

Energy - 0.3%
Gas Natural Fenosa Finance BV 4.125% (Reg. S) (c)(m)	EUR	100,000	113,272
SMC Global Power Holdings Corp. 5.7% (Reg. S) (c)(m)		200,000	172,913

TOTAL ENERGY			286,185

Homebuilders/Real Estate - 1.5%
Agile Property Holdings Ltd.:
6.875% (Reg. S) (c)(m)		200,000	183,543
7.875% (Reg. S) (c)(m)		200,000	186,438
CIFI Holdings Group Co. Ltd. 5.375% (Reg. S) (c)(m)		200,000	173,229
Grand City Properties SA 3.75% (c)(m)	EUR	100,000	109,922
RKI Overseas Finance 2017 (A) 7% (Reg. S) (m)		200,000	155,910
TLG Finance SARL 3.375% (Reg. S) (c)(m)	EUR	200,000	207,011
Yuzhou Properties Co. 5.375% (Reg. S) (c)(m)		200,000	152,935
Zhenro Properties Group Ltd. 10.25% (Reg. S) (c)(m)		200,000	183,463

TOTAL HOMEBUILDERS/REAL ESTATE			1,352,451

Telecommunications - 0.3%
Telefonica Europe BV 3.875% (Reg. S) (c)(m)	EUR	200,000	220,557
Utilities - 0.7%
EDF SA:
4% (Reg. S) (c)(m)	EUR	100,000	111,819
5% (Reg. S) (c)(m)	EUR	100,000	114,063
5.375% 12/31/99 (c)	EUR	200,000	230,716
RWE AG 3.5% 4/21/75 (Reg. S) (c)	EUR	100,000	111,987

TOTAL UTILITIES			568,585

TOTAL PREFERRED SECURITIES
(Cost $7,271,779)			6,633,166
		Shares	Value

Money Market Funds - 3.4%
Fidelity Cash Central Fund 0.16% (n)		2,977,454	2,978,347
Fidelity Securities Lending Cash Central Fund 0.11% (n)(o)		19,098	19,100
TOTAL MONEY MARKET FUNDS
(Cost $2,997,146)			2,997,447
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $102,024,141)			88,217,863
NET OTHER ASSETS (LIABILITIES) - 0.8%			710,360
NET ASSETS - 100%			$88,928,223

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $41,773,734 or 47.0% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Non-income producing - Security is in default.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Level 3 security

 (h) Non-income producing

 (i) Security or a portion of the security is on loan at period end.

 (j) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2 or 0.0% of net assets.

 (k) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (l) The coupon rate will be determined upon settlement of the loan after period end.

 (m) Security is perpetual in nature with no stated maturity date.

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Tops Markets Corp. (Escrow)	11/16/18	$0

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$111,803
Fidelity Securities Lending Cash Central Fund	17
Total	$111,820

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$7,855	$7,855	$--	$--
Consumer Discretionary	249,518	162,084	--	87,434
Consumer Staples	130,553	--	--	130,553
Energy	58,884	58,884	--	--
Health Care	43,952	43,952	--	--
Industrials	128,500	128,500	--	--
Materials	866	866	--	--
Utilities	298,690	298,690	--	--
Corporate Bonds	72,648,067	--	72,648,067	--
Government Obligations	578,194	--	578,194	--
Bank Loan Obligations	4,442,171	--	4,300,623	141,548
Preferred Securities	6,633,166	--	6,633,166	--
Money Market Funds	2,997,447	2,997,447	--	--
Total Investments in Securities:	$88,217,863	$3,698,278	$84,160,050	$359,535

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	52.8%
Cayman Islands	7.6%
Netherlands	5.9%
Luxembourg	5.1%
Canada	2.4%
United Kingdom	2.4%
France	2.4%
Mexico	1.9%
Multi-National	1.7%
Ireland	1.7%
Italy	1.7%
Singapore	1.5%
British Virgin Islands	1.5%
Turkey	1.2%
Others (Individually Less Than 1%)	10.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020
Assets
Investment in securities, at value (including securities loaned of $12,239) — See accompanying schedule: Unaffiliated issuers (cost $99,026,995)	$85,220,416
Fidelity Central Funds (cost $2,997,146)	2,997,447
Total Investment in Securities (cost $102,024,141)		$88,217,863
Cash		360,643
Receivable for investments sold		596,601
Receivable for fund shares sold		13,749
Dividends receivable		18,277
Interest receivable		1,384,144
Distributions receivable from Fidelity Central Funds		457
Prepaid expenses		54
Receivable from investment adviser for expense reductions		34,526
Other receivables		112
Total assets		90,626,426
Liabilities
Payable for investments purchased
Regular delivery	$881,494
Delayed delivery	305,000
Payable for fund shares redeemed	289,127
Distributions payable	55,027
Accrued management fee	51,914
Distribution and service plan fees payable	4,105
Payable to custodian bank	3,268
Other affiliated payables	15,037
Other payables and accrued expenses	74,131
Collateral on securities loaned	19,100
Total liabilities		1,698,203
Net Assets		$88,928,223
Net Assets consist of:
Paid in capital		$107,814,856
Total accumulated earnings (loss)		(18,886,633)
Net Assets		$88,928,223
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,927,092 ÷ 707,189 shares)(a)		$8.38
Maximum offering price per share (100/96.00 of $8.38)		$8.73
Class M:
Net Asset Value and redemption price per share ($2,927,974 ÷ 349,387 shares)(a)		$8.38
Maximum offering price per share (100/96.00 of $8.38)		$8.73
Class C:
Net Asset Value and offering price per share ($2,684,060 ÷ 320,244 shares)(a)		$8.38
Global High Income:
Net Asset Value, offering price and redemption price per share ($73,038,784 ÷ 8,713,562 shares)		$8.38
Class I:
Net Asset Value, offering price and redemption price per share ($4,350,313 ÷ 519,006 shares)		$8.38

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2020
Investment Income
Dividends		$450,565
Interest		6,377,897
Income from Fidelity Central Funds (including $17 from security lending)		111,820
Total income		6,940,282
Expenses
Management fee	$808,926
Transfer agent fees	165,409
Distribution and service plan fees	61,980
Accounting fees	47,796
Custodian fees and expenses	20,827
Independent trustees' fees and expenses	688
Registration fees	75,154
Audit	77,879
Legal	735
Miscellaneous	2,731
Total expenses before reductions	1,262,125
Expense reductions	(47,266)
Total expenses after reductions		1,214,859
Net investment income (loss)		5,725,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,475,941)
Fidelity Central Funds	256
Foreign currency transactions	(12,114)
Total net realized gain (loss)		(1,487,799)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(12,445,970)
Fidelity Central Funds	116
Assets and liabilities in foreign currencies	1,335
Total change in net unrealized appreciation (depreciation)		(12,444,519)
Net gain (loss)		(13,932,318)
Net increase (decrease) in net assets resulting from operations		$(8,206,895)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2020	Year ended April 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,725,423	$6,690,427
Net realized gain (loss)	(1,487,799)	(1,440,603)
Change in net unrealized appreciation (depreciation)	(12,444,519)	(726,200)
Net increase (decrease) in net assets resulting from operations	(8,206,895)	4,523,624
Distributions to shareholders	(5,486,858)	(6,909,437)
Share transactions - net increase (decrease)	(17,407,596)	(30,207,682)
Total increase (decrease) in net assets	(31,101,349)	(32,593,495)
Net Assets
Beginning of period	120,029,572	152,623,067
End of period	$88,928,223	$120,029,572

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global High Income Fund Class A

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.48	$9.61	$9.54	$9.07	$9.60
Income from Investment Operations
Net investment income (loss)A	.445	.468	.462	.463	.462
Net realized and unrealized gain (loss)	(1.120)	(.115)	.006	.422	(.541)
Total from investment operations	(.675)	.353	.468	.885	(.079)
Distributions from net investment income	(.425)	(.457)	(.399)	(.418)	(.454)
Distributions from net realized gain	–	(.026)	–	–	–
Total distributions	(.425)	(.483)	(.399)	(.418)	(.454)
Redemption fees added to paid in capitalA	–	–	.001	.003	.003
Net asset value, end of period	$8.38	$9.48	$9.61	$9.54	$9.07
Total ReturnB,C	(7.44)%	3.88%	4.94%	10.00%	(.65)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.34%	1.32%	1.31%	1.36%	1.38%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	4.77%	5.00%	4.75%	4.98%	5.11%
Supplemental Data
Net assets, end of period (000 omitted)	$5,927	$7,365	$8,712	$7,102	$6,187
Portfolio turnover rateF	54%	44%	48%	48%	41%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class M

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.48	$9.61	$9.54	$9.07	$9.60
Income from Investment Operations
Net investment income (loss)A	.445	.467	.462	.464	.462
Net realized and unrealized gain (loss)	(1.120)	(.114)	.006	.421	(.541)
Total from investment operations	(.675)	.353	.468	.885	(.079)
Distributions from net investment income	(.425)	(.457)	(.399)	(.418)	(.454)
Distributions from net realized gain	–	(.026)	–	–	–
Total distributions	(.425)	(.483)	(.399)	(.418)	(.454)
Redemption fees added to paid in capitalA	–	–	.001	.003	.003
Net asset value, end of period	$8.38	$9.48	$9.61	$9.54	$9.07
Total ReturnB,C	(7.44)%	3.88%	4.94%	10.00%	(.65)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.41%	1.40%	1.40%	1.50%	1.48%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	4.77%	5.00%	4.75%	4.98%	5.11%
Supplemental Data
Net assets, end of period (000 omitted)	$2,928	$3,971	$4,301	$3,029	$1,436
Portfolio turnover rateF	54%	44%	48%	48%	41%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class C

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.48	$9.61	$9.54	$9.07	$9.60
Income from Investment Operations
Net investment income (loss)A	.375	.398	.390	.394	.394
Net realized and unrealized gain (loss)	(1.119)	(.115)	.005	.422	(.540)
Total from investment operations	(.744)	.283	.395	.816	(.146)
Distributions from net investment income	(.356)	(.387)	(.326)	(.349)	(.387)
Distributions from net realized gain	–	(.026)	–	–	–
Total distributions	(.356)	(.413)	(.326)	(.349)	(.387)
Redemption fees added to paid in capitalA	–	–	.001	.003	.003
Net asset value, end of period	$8.38	$9.48	$9.61	$9.54	$9.07
Total ReturnB,C	(8.13)%	3.10%	4.16%	9.19%	(1.39)%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.11%	2.08%	2.08%	2.18%	2.20%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	4.02%	4.25%	4.00%	4.23%	4.36%
Supplemental Data
Net assets, end of period (000 omitted)	$2,684	$3,723	$4,420	$3,775	$3,437
Portfolio turnover rateF	54%	44%	48%	48%	41%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.48	$9.62	$9.54	$9.07	$9.60
Income from Investment Operations
Net investment income (loss)A	.468	.491	.487	.486	.486
Net realized and unrealized gain (loss)	(1.119)	(.125)	.015	.423	(.542)
Total from investment operations	(.651)	.366	.502	.909	(.056)
Distributions from net investment income	(.449)	(.480)	(.423)	(.442)	(.477)
Distributions from net realized gain	–	(.026)	–	–	–
Total distributions	(.449)	(.506)	(.423)	(.442)	(.477)
Redemption fees added to paid in capitalA	–	–	.001	.003	.003
Net asset value, end of period	$8.38	$9.48	$9.62	$9.54	$9.07
Total ReturnB,C	(7.21)%	4.03%	5.31%	10.28%	(.40)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.03%	1.01%	1.02%	1.14%	1.20%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	5.02%	5.25%	5.00%	5.23%	5.35%
Supplemental Data
Net assets, end of period (000 omitted)	$73,039	$97,619	$125,192	$85,188	$93,256
Portfolio turnover rateF	54%	44%	48%	48%	41%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class I

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.48	$9.62	$9.54	$9.07	$9.60
Income from Investment Operations
Net investment income (loss)A	.473	.491	.485	.486	.483
Net realized and unrealized gain (loss)	(1.124)	(.125)	.017	.423	(.539)
Total from investment operations	(.651)	.366	.502	.909	(.056)
Distributions from net investment income	(.449)	(.480)	(.423)	(.442)	(.477)
Distributions from net realized gain	–	(.026)	–	–	–
Total distributions	(.449)	(.506)	(.423)	(.442)	(.477)
Redemption fees added to paid in capitalA	–	–	.001	.003	.003
Net asset value, end of period	$8.38	$9.48	$9.62	$9.54	$9.07
Total ReturnB	(7.21)%	4.03%	5.31%	10.28%	(.40)%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.03%	1.05%	1.03%	1.16%	1.10%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	5.02%	5.25%	5.00%	5.23%	5.35%
Supplemental Data
Net assets, end of period (000 omitted)	$4,350	$7,352	$9,999	$2,817	$1,905
Portfolio turnover rateE	54%	44%	48%	48%	41%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2020

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global High Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,299,568
Gross unrealized depreciation	(14,398,021)
Net unrealized appreciation (depreciation)	$(13,098,453)
Tax Cost	$101,316,316

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(5,650,989)
Net unrealized appreciation (depreciation) on securities and other investments	$(13,100,392)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,322,101)
Long-term	(4,328,888)
Total capital loss carryforward	$(5,650,989)

The tax character of distributions paid was as follows:

	April 30, 2020	April 30, 2019
Ordinary Income	$5,486,858	$ 6,909,437

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global High Income Fund	58,234,911	71,509,924

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$17,461	$827
Class M	-%	.25%	9,600	16
Class C	.75%	.25%	34,919	3,043
			$61,980	$3,886

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,533
Class M	433
Class C(a)	173
$2,139

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$13,134.19
Class M	9,998.26
Class C	7,523.22
Global High Income	123,881.13
Class I	10,873.15
	$165,409

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global High Income Fund	.04

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Global High Income Fund	$289

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $2. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$6,031
Class M	1.25%	5,954
Class C	2.00%	3,859
Global High Income	1.00%	26,720
Class I	1.00%	2,084
		$44,648

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,690.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $418.

In addition, during the period, the investment adviser or an affiliate reimbursed the Fund $500 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2020	Year ended April 30, 2019
Distributions to shareholders
Class A	$319,152	$391,427
Class M	175,538	205,532
Class C	133,488	180,304
Global High Income	4,505,816	5,783,573
Class I	352,864	348,601
Total	$5,486,858	$6,909,437

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2020	Year ended April 30, 2019	Year ended April 30, 2020	Year ended April 30, 2019
Class A
Shares sold	197,034	161,804	$1,858,939	$1,505,999
Reinvestment of distributions	33,059	40,182	305,262	374,959
Shares redeemed	(299,995)	(331,036)	(2,770,187)	(3,106,435)
Net increase (decrease)	(69,902)	(129,050)	$(605,986)	$(1,225,477)
Class M
Shares sold	77,844	61,952	$706,114	$578,414
Reinvestment of distributions	18,336	21,579	169,732	201,288
Shares redeemed	(165,796)	(111,896)	(1,461,219)	(1,039,339)
Net increase (decrease)	(69,616)	(28,365)	$(585,373)	$(259,637)
Class C
Shares sold	41,564	68,330	$394,093	$639,377
Reinvestment of distributions	14,119	18,636	130,433	173,728
Shares redeemed	(128,235)	(153,859)	(1,134,831)	(1,442,196)
Net increase (decrease)	(72,552)	(66,893)	$(610,305)	$(629,091)
Global High Income
Shares sold	2,579,185	3,114,879	$24,201,126	$29,075,801
Reinvestment of distributions	399,861	527,744	3,695,269	4,924,322
Shares redeemed	(4,564,449)	(6,363,830)	(41,279,073)	(59,508,602)
Net increase (decrease)	(1,585,403)	(2,721,207)	$(13,382,678)	$(25,508,479)
Class I
Shares sold	747,752	485,713	$7,064,718	$4,504,729
Reinvestment of distributions	32,909	29,106	305,644	271,715
Shares redeemed	(1,037,268)	(779,082)	(9,593,616)	(7,361,442)
Net increase (decrease)	(256,607)	(264,263)	$(2,223,254)	$(2,584,998)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 16, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 312 funds. Ms. Doulton oversees 210 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as an officer of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.25%
Actual		$1,000.00	$905.60	$5.92
Hypothetical-C		$1,000.00	$1,018.65	$6.27
Class M	1.25%
Actual		$1,000.00	$905.60	$5.92
Hypothetical-C		$1,000.00	$1,018.65	$6.27
Class C	2.00%
Actual		$1,000.00	$902.30	$9.46
Hypothetical-C		$1,000.00	$1,014.92	$10.02
Global High Income	1.00%
Actual		$1,000.00	$906.80	$4.74
Hypothetical-C		$1,000.00	$1,019.89	$5.02
Class I	1.00%
Actual		$1,000.00	$906.80	$4.74
Hypothetical-C		$1,000.00	$1,019.89	$5.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $931,145 of distributions paid during the period January 1, 2020 to April 30, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in December 2018, June 2019, and October 2019. The Board will continue to monitor closely the fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Global High Income Fund

The Board considered the fund's underperformance for different time periods ended June 30, 2019. The Board noted that the fund is a team-managed fund. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of the managers of individual investment sleeves; broader trends in the market that may adversely impact a fund's performance or the performance of individual investment sleeves; and attribution reports on contributors to the fund's underperformance or the underperformance of individual investment sleeves. The Board also discusses the fund's investment management team including the team's leadership and managers of individual investment sleeves. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Global High Income Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for the 12-month period ended June 30, 2019. The Board considered that the fund invests a greater portion of its assets internationally than other funds in its Total Mapped Group, which consists primarily of domestic high income funds, and also that the fund invests in an asset allocation strategy on top of its global allocation, and, as such, competitive rankings are less meaningful.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each o Class A and the retail class was above the competitive median due to the fund's higher than standard management fee, which reflects the fund's specialized investment strategy as discussed above. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.25%, 1.25%, 2.00%, 1.00%, and 1.00% through August 31, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

GHI-ANN-0620
1.926249.108

Fidelity® Short Duration High Income Fund

Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2020	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	(6.37)%	1.11%	1.39%
Class M (incl. 4.00% sales charge)	(6.48)%	1.09%	1.38%
Class C (incl. contingent deferred sales charge)	(4.14)%	1.18%	1.27%
Fidelity® Short Duration High Income Fund	(2.23)%	2.20%	2.29%
Class I	(2.23)%	2.20%	2.29%
Class Z	(2.24)%	2.22%	2.31%

 A From November 5, 2013

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short Duration High Income Fund, a class of the fund, on November 5, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Period Ending Values
$11,581	Fidelity® Short Duration High Income Fund
$12,015	ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. high-yield bonds rode a supportive backdrop into 2020 before giving way amid the early-year global outbreak and spread of the coronavirus. The ICE BofA® US High Yield Constrained Index returned -5.27% for the 12 months ending April 30. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, plunging oil prices and extreme uncertainty, volatility, and dislocation in financial markets. Following a flat January, high yield returned -1.55% in February, after a surge in COVID-19 cases outside China. The downtrend steepened in March, with the market enduring its fastest sell-off on record and credit spreads widening sharply. The index finished the month down 11.77%, capping its worst quarter since 2008, despite an uptrend in the final week. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption. This was evident in April, when the index rose 3.80% on improved coronavirus trends, plans for reopening the economy and progress on potential treatments. Investor sentiment for risk assets waned this period, with fairly wide performance variance based on quality. Among major credit tiers, higher-rated (BB) bonds gained 0.32%, while lower-quality (CCC-C) issues returned -20.79%. By industry, the biggest laggards included energy (-33%) and air transportation (-17%), whereas defensive-oriented groups such as food & drug retail (+11%) and cable/satellite TV (+7%) enjoyed some ballast.

Comments from Co-Portfolio Managers Michael Weaver and Alexandre Karam:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -2% to-3%, topping the -4.18% result of the Fidelity Short Duration High Income Composite Index℠. The fund’s core high-yield bond subportfolio outpaced its benchmark by a sizable margin and notably contributed to our result versus the Composite index, bolstered by favorable security selection and, to a lesser degree, industry allocation. The fund's stake in cash, representing about 6% of assets this period, also boosted relative performance. In contrast, our small non-index allocation to floating-rate bank loans significantly trailed high yield, and therefore hurt relative performance. By industry, security selection in energy and food/beverage/tobacco contributed, as did our overweightings in telecommunications, food/beverage/tobacco, and cable/satellite TV. Conversely, our picks and an overweighting in gaming detracted most, with security selection and an underweighting in insurance hurting to a lesser degree. Our top individual contributor was an outsized stake in JBS (+6%), a major processor of beef, pork and prepared foods. We also benefited from avoiding Hertz, a component of the Composite index that returned -71%. Turning to notable detractors, exposure to several underperforming energy names hurt most, including California Resources (-96%) and Weatherford International (-62%). California Resources was a non-index holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On May 20, 2020, following the end of the reporting period, the Board of Trustees approved a proposal to remove the policy of investing in investment-grade corporate bonds from the fund's principal investment strategies and, accordingly, adjust its multi-asset composite benchmark. Specifically, beginning on July 1, 2020, the fund will no longer include investing in investment-grade corporate bonds as part of its principal investment strategy. With this change, the investment-grade component of the composite benchmark will be eliminated and the neutral allocation will increase from 80% to 85% for High Yield, and from 10% to 15% for floating-rate leveraged loans.

On June 29, 2019, Michael Weaver, Eric Mollenhauer and Alexandre Karam assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.	4.3
Sprint Corp.	3.5
CCO Holdings LLC/CCO Holdings Capital Corp.	2.9
Nielsen Finance LLC/Nielsen Finance Co.	2.7
Cablevision Systems Corp.	2.5
15.9

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Telecommunications	13.4
Energy	10.7
Healthcare	9.8
Cable/Satellite TV	8.3
Gaming	5.2

Quality Diversification (% of fund's net assets)

As of April 30, 2020
BBB	10.1%
BB	41.3%
B	37.8%
CCC,CC,C	7.3%
D	0.3%
Not Rated	0.2%
Short-Term Investments and Net Other Assets	3.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2020 *
Nonconvertible Bonds	95.6%
Convertible Bonds, Preferred Stocks	0.5%
Bank Loan Obligations	0.2%
Other Investments	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 22.8%

Schedule of Investments April 30, 2020

Showing Percentage of Net Assets

Corporate Bonds - 96.1%
	Principal Amount	Value
Convertible Bonds - 0.5%
Broadcasting - 0.5%
DISH Network Corp. 2.375% 3/15/24	$510,000	$428,793
Nonconvertible Bonds - 95.6%
Aerospace - 0.8%
TransDigm, Inc.:
5.5% 11/15/27 (a)	535,000	452,075
6.25% 3/15/26 (a)	215,000	210,431
7.5% 3/15/27	25,000	22,758
		685,264
Banks & Thrifts - 3.0%
Ally Financial, Inc.:
3.875% 5/21/24	970,000	953,025
4.125% 2/13/22	1,200,000	1,215,888
Bank of America Corp. 4.2% 8/26/24	250,000	270,339
Deutsche Bank AG New York Branch 2.7% 7/13/20	250,000	249,730
		2,688,982
Broadcasting - 2.3%
Netflix, Inc. 4.375% 11/15/26	185,000	194,380
Sirius XM Radio, Inc. 3.875% 8/1/22 (a)	1,830,000	1,841,438
		2,035,818
Building Materials - 0.3%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	245,000	240,713
Cable/Satellite TV - 8.3%
Cablevision Systems Corp. 5.875% 9/15/22	2,145,000	2,233,481
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	1,315,000	1,324,337
5.125% 5/1/23 (a)	1,220,000	1,235,628
CSC Holdings LLC 5.375% 7/15/23 (a)	750,000	758,438
DISH DBS Corp.:
5.125% 5/1/20	45,000	45,000
5.875% 7/15/22	1,260,000	1,271,655
6.75% 6/1/21	430,000	428,280
		7,296,819
Capital Goods - 2.4%
AECOM 5.875% 10/15/24	2,000,000	2,116,000
Chemicals - 3.7%
Blue Cube Spinco, Inc. 9.75% 10/15/23	1,000,000	1,042,500
CF Industries Holdings, Inc.:
3.4% 12/1/21 (a)	30,000	29,979
3.45% 6/1/23	805,000	815,063
NOVA Chemicals Corp. 5.25% 8/1/23 (a)	500,000	471,250
The Chemours Co. LLC 6.625% 5/15/23	950,000	888,250
		3,247,042
Containers - 5.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.25% 9/15/22 (a)	1,100,000	1,105,830
Ball Corp.:
4% 11/15/23	300,000	309,000
5% 3/15/22	800,000	838,000
Berry Global, Inc. 5.125% 7/15/23	700,000	704,375
OI European Group BV 4% 3/15/23 (a)	950,000	916,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 3 month U.S. LIBOR + 3.500% 4.7189% 7/15/21 (a)(b)(c)	310,000	305,350
Trivium Packaging Finance BV:
5.5% 8/15/26 (a)	220,000	225,500
8.5% 8/15/27 (a)	55,000	57,475
		4,462,280
Diversified Financial Services - 2.1%
Aircastle Ltd. 4.125% 5/1/24	80,000	70,127
Capital One Financial Corp. 3.2% 1/30/23	200,000	203,693
Financial & Risk U.S. Holdings, Inc. 6.25% 5/15/26 (a)	170,000	181,195
FLY Leasing Ltd.:
5.25% 10/15/24	790,000	632,000
6.375% 10/15/21	250,000	230,000
Morgan Stanley 4.1% 5/22/23	200,000	211,165
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	251,000	222,010
5.25% 8/15/22 (a)	105,000	96,810
		1,847,000
Diversified Media - 2.7%
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	2,395,000	2,359,338
Energy - 10.6%
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	650,000	622,375
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 4.4905% 6/15/22 (a)(b)(c)	520,000	431,824
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25% 4/1/23	1,500,000	1,095,000
CVR Energy, Inc.:
5.25% 2/15/25 (a)	65,000	53,300
5.75% 2/15/28 (a)	50,000	42,276
DCP Midstream Operating LP 5.375% 7/15/25	1,400,000	1,134,000
Denbury Resources, Inc.:
7.75% 2/15/24 (a)	477,000	85,860
9.25% 3/31/22 (a)	465,000	83,700
EG Global Finance PLC 6.75% 2/7/25 (a)	700,000	637,000
Energy Transfer Partners LP 4.25% 3/15/23	475,000	470,677
MEG Energy Corp. 7.125% 2/1/27 (a)	280,000	193,200
MPLX LP 6.25% 10/15/22 (a)	135,000	134,875
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	650,000	500,500
Precision Drilling Corp.:
6.5% 12/15/21	90,584	68,844
7.75% 12/15/23	235,000	103,400
Sanchez Energy Corp. 7.25% 2/15/23 (a)(d)	135,000	1,350
Summit Midstream Holdings LLC 5.5% 8/15/22	425,000	102,000
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	615,000	598,088
5.5% 2/15/26	70,000	67,550
5.875% 3/15/28	60,000	57,000
6% 4/15/27	10,000	9,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	625,000	564,063
5.125% 2/1/25	1,000,000	900,000
TerraForm Power Operating LLC 4.25% 1/31/23 (a)	1,350,000	1,383,075
		9,339,707
Environmental - 1.3%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	1,150,000	1,121,250
Food/Beverage/Tobacco - 4.9%
ESAL GmbH 6.25% 2/5/23 (a)	130,000	128,864
Imperial Tobacco Finance PLC 2.95% 7/21/20 (a)	200,000	200,372
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	3,750,000	3,796,900
5.875% 7/15/24 (a)	35,000	35,700
Post Holdings, Inc.:
4.625% 4/15/30 (a)	40,000	39,200
5% 8/15/26 (a)	40,000	39,850
5.625% 1/15/28 (a)	125,000	127,188
		4,368,074
Gaming - 5.2%
Golden Entertainment, Inc. 7.625% 4/15/26 (a)	1,555,000	1,174,025
MGM China Holdings Ltd. 5.375% 5/15/24 (a)	500,000	487,500
MGM Mirage, Inc. 6% 3/15/23	1,000,000	972,500
Scientific Games Corp. 5% 10/15/25 (a)	115,000	100,430
Station Casinos LLC 5% 10/1/25 (a)	1,100,000	917,070
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 4.25% 5/30/23 (a)	500,000	466,250
Wynn Macau Ltd. 4.875% 10/1/24 (a)	500,000	481,250
		4,599,025
Healthcare - 9.8%
Bayer U.S. Finance II LLC 3.875% 12/15/23 (a)	200,000	212,271
Centene Corp. 5.375% 8/15/26 (a)	1,100,000	1,171,610
Cigna Corp. 3.5% 6/15/24 (a)	200,000	213,587
Community Health Systems, Inc. 6.25% 3/31/23	405,000	376,650
DaVita HealthCare Partners, Inc. 5.125% 7/15/24	500,000	507,500
Encompass Health Corp. 5.125% 3/15/23	255,000	253,725
HCA Holdings, Inc.:
4.75% 5/1/23	700,000	745,951
5% 3/15/24	300,000	327,587
Hologic, Inc. 4.375% 10/15/25 (a)	500,000	502,300
Mylan NV 3.15% 6/15/21	200,000	201,192
Tenet Healthcare Corp.:
6.75% 6/15/23	1,165,000	1,163,835
8.125% 4/1/22	985,000	992,683
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	65,000	63,294
Valeant Pharmaceuticals International, Inc.:
5.875% 5/15/23 (a)	53,000	52,603
6.5% 3/15/22 (a)	785,000	800,543
9.25% 4/1/26 (a)	1,000,000	1,100,000
Vizient, Inc. 6.25% 5/15/27 (a)	20,000	21,014
		8,706,345
Homebuilders/Real Estate - 1.4%
VICI Properties, Inc.:
3.5% 2/15/25 (a)	1,000,000	937,500
4.625% 12/1/29 (a)	285,000	263,269
		1,200,769
Leisure - 0.8%
Mattel, Inc.:
5.875% 12/15/27 (a)	10,000	9,775
6.75% 12/31/25 (a)	165,000	167,475
Studio City Co. Ltd. 7.25% 11/30/21 (a)	500,000	493,438
		670,688
Metals/Mining - 0.4%
First Quantum Minerals Ltd. 7.25% 4/1/23 (a)	375,000	336,563
Freeport-McMoRan, Inc. 3.55% 3/1/22	40,000	40,308
		376,871
Paper - 0.4%
Berry Global Escrow Corp. 4.875% 7/15/26 (a)	175,000	178,752
CommScope Finance LLC:
5.5% 3/1/24 (a)	100,000	100,000
6% 3/1/26 (a)	100,000	99,995
		378,747
Restaurants - 3.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5% 10/15/25 (a)	1,100,000	1,105,500
Golden Nugget, Inc. 6.75% 10/15/24 (a)	800,000	624,000
Yum! Brands, Inc. 3.875% 11/1/23	1,225,000	1,243,008
		2,972,508
Services - 2.6%
CoreCivic, Inc. 5% 10/15/22	1,225,000	1,177,103
Laureate Education, Inc. 8.25% 5/1/25 (a)	1,075,000	1,098,113
		2,275,216
Super Retail - 1.2%
Netflix, Inc. 5.75% 3/1/24	1,000,000	1,087,400
Technology - 3.8%
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	260,000	260,429
Financial & Risk U.S. Holdings, Inc. 8.25% 11/15/26 (a)	120,000	130,200
Nortonlifelock, Inc. 4.2% 9/15/20	1,900,000	1,902,375
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	415,000	429,991
4.125% 6/1/21 (a)	175,000	178,774
Sensata Technologies BV 4.875% 10/15/23 (a)	155,000	155,775
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	285,000	283,575
		3,341,119
Telecommunications - 13.4%
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	25,000	24,688
7.5% 10/15/26 (a)	30,000	30,007
CenturyLink, Inc. 6.75% 12/1/23	600,000	626,760
Cogent Communications Group, Inc. 5.375% 3/1/22 (a)	1,375,000	1,393,425
Frontier Communications Corp. 8% 4/1/27 (a)(d)	290,000	295,713
Intelsat Jackson Holdings SA:
8% 2/15/24 (a)	390,000	400,452
9.5% 9/30/22 (a)	1,200,000	1,333,284
Level 3 Financing, Inc. 5.625% 2/1/23	300,000	300,456
Millicom International Cellular SA 6% 3/15/25 (a)	105,000	105,231
Neptune Finco Corp. 10.875% 10/15/25 (a)	25,000	27,024
Qwest Corp. 6.75% 12/1/21	700,000	732,264
SBA Communications Corp.:
4% 10/1/22	500,000	502,650
4.875% 9/1/24	500,000	517,270
SFR Group SA:
7.375% 5/1/26 (a)	125,000	130,625
8.125% 2/1/27 (a)	160,000	172,400
Sprint Communications, Inc. 6% 11/15/22	885,000	935,985
Sprint Corp.:
7.25% 9/15/21	500,000	524,375
7.875% 9/15/23	2,280,000	2,564,544
T-Mobile U.S.A., Inc. 6.375% 3/1/25	230,000	236,038
Telecom Italia SpA 5.303% 5/30/24 (a)	1,000,000	1,039,990
		11,893,181
Transportation Ex Air/Rail - 0.9%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (a)	580,000	518,831
5.25% 5/15/24 (a)	155,000	134,402
5.5% 1/15/23 (a)	165,000	151,598
		804,831
Utilities - 4.9%
Dynegy, Inc. 5.875% 6/1/23	1,300,000	1,313,000
NextEra Energy Partners LP 4.25% 9/15/24 (a)	455,000	461,825
NRG Yield Operating LLC 5% 9/15/26	245,000	246,225
The AES Corp.:
4% 3/15/21	185,000	185,000
4.5% 3/15/23	120,000	119,726
4.875% 5/15/23	1,389,000	1,399,140
Vistra Operations Co. LLC:
5% 7/31/27 (a)	225,000	229,478
5.625% 2/15/27 (a)	255,000	268,388
Williams Partners LP 3.35% 8/15/22	150,000	150,452
		4,373,234

TOTAL NONCONVERTIBLE BONDS		84,488,221

TOTAL CORPORATE BONDS
(Cost $89,355,744)		84,917,014
	Shares	Value

Common Stocks - 0.0%
Energy - 0.0%
Forbes Energy Services Ltd. (e)
(Cost $301,607)	6,468	582
	Principal Amount	Value

Bank Loan Obligations - 0.2%
Energy - 0.1%
California Resources Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 11.9883% 12/31/21 (b)(c)(f)	5,000	178
Forbes Energy Services LLC Tranche B, term loan 18% 4/13/21 (b)(f)(g)	66,466	66,965
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% 05/11/20(c)(d)(f)(g)	35,876	28,700
term loan 7.25% 5/11/20(b)(d)(f)(g)	15,000	12,000

TOTAL ENERGY		107,843

Food & Drug Retail - 0.1%
Tops Markets LLC 1LN, term loan 3 month U.S. LIBOR + 8.500% 10% 11/19/23 (b)(c)(f)(g)	80,241	80,642
TOTAL BANK LOAN OBLIGATIONS
(Cost $199,564)		188,485

Preferred Securities - 0.7%
Banks & Thrifts - 0.7%
Bank of America Corp. 5.2% (b)(h)	300,000	297,935
Citigroup, Inc.:
5.95% (b)(h)	10,000	9,338
5.95% (b)(h)	100,000	103,507
Royal Bank of Scotland Group PLC 7.5% (b)(h)	225,000	216,203
TOTAL PREFERRED SECURITIES
(Cost $618,694)		626,983
	Shares	Value

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.16% (i)
(Cost $2,237,554)	2,237,062	2,237,734
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $92,713,163)		87,970,798
NET OTHER ASSETS (LIABILITIES) - 0.5%		439,935
NET ASSETS - 100%		$88,410,733

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,463,644 or 48.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Non-income producing - Security is in default.

 (e) Non-income producing

 (f) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (g) Level 3 security

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$126,237
Total	$126,237

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$582	$582	$--	$--
Corporate Bonds	84,917,014	--	84,917,014	--
Bank Loan Obligations	188,485	--	178	188,307
Preferred Securities	626,983	--	626,983	--
Money Market Funds	2,237,734	2,237,734	--	--
Total Investments in Securities:	$87,970,798	$2,238,316	$85,544,175	$188,307

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.2%
Multi-National	5.6%
Netherlands	3.9%
Canada	3.6%
Luxembourg	2.6%
Cayman Islands	2.5%
United Kingdom	1.2%
Italy	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $90,475,609)	$85,733,064
Fidelity Central Funds (cost $2,237,554)	2,237,734
Total Investment in Securities (cost $92,713,163)		$87,970,798
Receivable for fund shares sold		143,120
Interest receivable		1,130,263
Distributions receivable from Fidelity Central Funds		388
Prepaid expenses		52
Receivable from investment adviser for expense reductions		7,110
Total assets		89,251,731
Liabilities
Payable to custodian bank	$394,847
Payable for investments purchased	62,080
Payable for fund shares redeemed	225,380
Distributions payable	39,668
Accrued management fee	40,729
Audit fee payable	53,735
Distribution and service plan fees payable	6,308
Other affiliated payables	12,789
Other payables and accrued expenses	5,462
Total liabilities		840,998
Net Assets		$88,410,733
Net Assets consist of:
Paid in capital		$101,311,133
Total accumulated earnings (loss)		(12,900,400)
Net Assets		$88,410,733
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($12,603,089 ÷ 1,421,568 shares)(a)		$8.87
Maximum offering price per share (100/96.00 of $8.87)		$9.24
Class M:
Net Asset Value and redemption price per share ($2,105,937 ÷ 237,561 shares)(a)		$8.86
Maximum offering price per share (100/96.00 of $8.86)		$9.23
Class C:
Net Asset Value and offering price per share ($4,017,418 ÷ 453,095 shares)(a)		$8.87
Short Duration High Income:
Net Asset Value, offering price and redemption price per share ($63,703,432 ÷ 7,185,085 shares)		$8.87
Class I:
Net Asset Value, offering price and redemption price per share ($3,949,894 ÷ 445,507 shares)		$8.87
Class Z:
Net Asset Value, offering price and redemption price per share ($2,030,963 ÷ 228,996 shares)		$8.87

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2020
Investment Income
Dividends		$58,083
Interest		5,295,382
Income from Fidelity Central Funds		126,237
Total income		5,479,702
Expenses
Management fee	$631,643
Transfer agent fees	140,095
Distribution and service plan fees	87,145
Accounting fees and expenses	47,456
Custodian fees and expenses	15,588
Independent trustees' fees and expenses	679
Registration fees	85,866
Audit	72,098
Legal	141
Miscellaneous	2,362
Total expenses before reductions	1,083,073
Expense reductions	(80,374)
Total expenses after reductions		1,002,699
Net investment income (loss)		4,477,003
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,197,639)
Fidelity Central Funds	539
Total net realized gain (loss)		(4,197,100)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(4,145,692)
Fidelity Central Funds	63
Total change in net unrealized appreciation (depreciation)		(4,145,629)
Net gain (loss)		(8,342,729)
Net increase (decrease) in net assets resulting from operations		$(3,865,726)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2020	Year ended April 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,477,003	$5,175,031
Net realized gain (loss)	(4,197,100)	(210,272)
Change in net unrealized appreciation (depreciation)	(4,145,629)	158,060
Net increase (decrease) in net assets resulting from operations	(3,865,726)	5,122,819
Distributions to shareholders	(4,465,978)	(5,003,921)
Share transactions - net increase (decrease)	(18,299,860)	7,008,413
Total increase (decrease) in net assets	(26,631,564)	7,127,311
Net Assets
Beginning of period	115,042,297	107,914,986
End of period	$88,410,733	$115,042,297

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short Duration High Income Fund Class A

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.44	$9.42	$9.57	$9.14	$9.86
Income from Investment Operations
Net investment income (loss)A	.348	.409	.381	.395	.429
Net realized and unrealized gain (loss)	(.571)	.004B	(.159)	.397	(.737)
Total from investment operations	(.223)	.413	.222	.792	(.308)
Distributions from net investment income	(.347)	(.393)	(.373)	(.365)	(.413)
Distributions from net realized gain	–	–	–	–	(.002)
Total distributions	(.347)	(.393)	(.373)	(.365)	(.415)
Redemption fees added to paid in capitalA	–	–	.001	.003	.003
Net asset value, end of period	$8.87	$9.44	$9.42	$9.57	$9.14
Total ReturnC,D	(2.47)%	4.52%	2.36%	8.84%	(3.06)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.15%	1.15%	1.16%	1.22%	1.24%
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	3.74%	4.37%	4.00%	4.21%	4.65%
Supplemental Data
Net assets, end of period (000 omitted)	$12,603	$15,050	$12,351	$9,304	$6,823
Portfolio turnover rateG	77%	33%	65%	105%	56%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class M

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.44	$9.42	$9.57	$9.14	$9.86
Income from Investment Operations
Net investment income (loss)A	.348	.408	.382	.395	.433
Net realized and unrealized gain (loss)	(.581)	.005B	(.160)	.397	(.741)
Total from investment operations	(.233)	.413	.222	.792	(.308)
Distributions from net investment income	(.347)	(.393)	(.373)	(.365)	(.413)
Distributions from net realized gain	–	–	–	–	(.002)
Total distributions	(.347)	(.393)	(.373)	(.365)	(.415)
Redemption fees added to paid in capitalA	–	–	.001	.003	.003
Net asset value, end of period	$8.86	$9.44	$9.42	$9.57	$9.14
Total ReturnC,D	(2.58)%	4.52%	2.36%	8.84%	(3.06)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.16%	1.16%	1.16%	1.22%	1.25%
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	3.74%	4.37%	4.00%	4.21%	4.65%
Supplemental Data
Net assets, end of period (000 omitted)	$2,106	$2,537	$2,081	$2,703	$2,426
Portfolio turnover rateG	77%	33%	65%	105%	56%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class C

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.44	$9.42	$9.57	$9.15	$9.86
Income from Investment Operations
Net investment income (loss)A	.278	.338	.310	.325	.360
Net realized and unrealized gain (loss)	(.571)	.005B	(.159)	.386	(.728)
Total from investment operations	(.293)	.343	.151	.711	(.368)
Distributions from net investment income	(.277)	(.323)	(.302)	(.294)	(.343)
Distributions from net realized gain	–	–	–	–	(.002)
Total distributions	(.277)	(.323)	(.302)	(.294)	(.345)
Redemption fees added to paid in capitalA	–	–	.001	.003	.003
Net asset value, end of period	$8.87	$9.44	$9.42	$9.57	$9.15
Total ReturnC,D	(3.20)%	3.74%	1.59%	7.92%	(3.68)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.93%	1.92%	1.93%	2.00%	2.00%
Expenses net of fee waivers, if any	1.80%	1.80%	1.80%	1.80%	1.80%
Expenses net of all reductions	1.80%	1.80%	1.80%	1.80%	1.80%
Net investment income (loss)	2.99%	3.61%	3.25%	3.46%	3.90%
Supplemental Data
Net assets, end of period (000 omitted)	$4,017	$4,541	$5,146	$5,387	$3,827
Portfolio turnover rateG	77%	33%	65%	105%	56%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.44	$9.42	$9.57	$9.15	$9.86
Income from Investment Operations
Net investment income (loss)A	.372	.431	.405	.420	.455
Net realized and unrealized gain (loss)	(.572)	.006B	(.159)	.385	(.730)
Total from investment operations	(.200)	.437	.246	.805	(.275)
Distributions from net investment income	(.370)	(.417)	(.397)	(.388)	(.436)
Distributions from net realized gain	–	–	–	–	(.002)
Total distributions	(.370)	(.417)	(.397)	(.388)	(.438)
Redemption fees added to paid in capitalA	–	–	.001	.003	.003
Net asset value, end of period	$8.87	$9.44	$9.42	$9.57	$9.15
Total ReturnC	(2.23)%	4.78%	2.61%	9.00%	(2.71)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.86%	.86%	.86%	.93%	.96%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%	.80%
Expenses net of all reductions	.80%	.80%	.80%	.80%	.80%
Net investment income (loss)	3.99%	4.61%	4.25%	4.46%	4.90%
Supplemental Data
Net assets, end of period (000 omitted)	$63,703	$88,429	$83,652	$68,646	$47,531
Portfolio turnover rateF	77%	33%	65%	105%	56%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class I

Years ended April 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.44	$9.42	$9.57	$9.15	$9.86
Income from Investment Operations
Net investment income (loss)A	.372	.430	.406	.420	.460
Net realized and unrealized gain (loss)	(.572)	.007B	(.160)	.385	(.735)
Total from investment operations	(.200)	.437	.246	.805	(.275)
Distributions from net investment income	(.370)	(.417)	(.397)	(.388)	(.436)
Distributions from net realized gain	–	–	–	–	(.002)
Total distributions	(.370)	(.417)	(.397)	(.388)	(.438)
Redemption fees added to paid in capitalA	–	–	.001	.003	.003
Net asset value, end of period	$8.87	$9.44	$9.42	$9.57	$9.15
Total ReturnC	(2.23)%	4.78%	2.61%	8.99%	(2.71)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.89%	.89%	.91%	.96%	.99%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%	.80%
Expenses net of all reductions	.80%	.80%	.80%	.80%	.80%
Net investment income (loss)	3.99%	4.60%	4.25%	4.46%	4.90%
Supplemental Data
Net assets, end of period (000 omitted)	$3,950	$4,060	$4,686	$10,122	$2,856
Portfolio turnover rateF	77%	33%	65%	105%	56%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class Z

Years ended April 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$9.45	$9.46
Income from Investment Operations
Net investment income (loss)B	.378	.261
Net realized and unrealized gain (loss)	(.579)	(.016)
Total from investment operations	(.201)	.245
Distributions from net investment income	(.379)	(.255)
Distributions from net realized gain	–	–
Total distributions	(.379)	(.255)
Net asset value, end of period	$8.87	$9.45
Total ReturnC,D	(2.24)%	2.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.82%G
Expenses net of fee waivers, if any	.71%	.71%G
Expenses net of all reductions	.71%	.71%G
Net investment income (loss)	4.08%	4.86%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,031	$425
Portfolio turnover rateH	77%	33%

 A For the period October 2, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2020

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short Duration High Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, defaulted bonds, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$786,119
Gross unrealized depreciation	(5,322,850)
Net unrealized appreciation (depreciation)	$(4,536,731)
Tax Cost	$92,507,529

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$37,814
Capital loss carryforward	$(8,401,484)
Net unrealized appreciation (depreciation) on securities and other investments	$(4,536,731)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,531,628)
Long-term	(4,869,856)
Total capital loss carryforward	$(8,401,484)

The tax character of distributions paid was as follows:

	April 30, 2020	April 30, 2019
Ordinary Income	$4,465,978	$ 5,003,921

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short Duration High Income Fund	80,848,497	91,948,849

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$37,367	$2,899
Class M	-%	.25%	5,852	61
Class C	.75%	.25%	43,926	5,037
			$87,145	$7,997

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,521
Class M	227
Class C(a)	359
$2,107

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$22,518.15
Class M	3,756.16
Class C	7,857.18
Short Duration High Income	98,858.11
Class I	6,179.14
Class Z	927.05
	$140,095

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Short Duration High Income Fund	.04

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Short Duration High Income Fund	$286

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$14,338
Class M	1.05%	2,538
Class C	1.80%	5,434
Short Duration High Income	.80%	51,965
Class I	.80%	3,676
Class Z	.71%	1,517
		$79,468

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $405.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $501 for an operational error which is included in the accompanying Statement of Operations.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2020	Year ended April 30, 2019(a)
Distributions to shareholders
Class A	$556,252	$570,580
Class M	87,233	92,728
Class C	131,011	169,779
Short Duration High Income	3,441,833	3,978,011
Class I	176,433	186,125
Class Z	73,216	6,698
Total	$4,465,978	$5,003,921

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to April 30, 2019.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2020	Year ended April 30, 2019(a)	Year ended April 30, 2020	Year ended April 30, 2019(a)
Class A
Shares sold	738,163	535,255	$6,904,779	$4,993,042
Reinvestment of distributions	57,544	59,316	535,421	553,118
Shares redeemed	(967,983)	(312,079)	(8,738,906)	(2,908,824)
Net increase (decrease)	(172,276)	282,492	$(1,298,706)	$2,637,336
Class M
Shares sold	84,494	81,541	$785,458	$761,393
Reinvestment of distributions	9,140	9,663	85,002	90,133
Shares redeemed	(124,747)	(43,489)	(1,130,115)	(404,012)
Net increase (decrease)	(31,113)	47,715	$(259,655)	$447,514
Class C
Shares sold	262,330	204,330	$2,400,007	$1,900,782
Reinvestment of distributions	14,026	18,015	130,387	167,975
Shares redeemed	(304,136)	(287,743)	(2,603,723)	(2,693,623)
Net increase (decrease)	(27,780)	(65,398)	$(73,329)	$(624,866)
Short Duration High Income
Shares sold	3,574,469	5,515,751	$33,404,598	$51,682,187
Reinvestment of distributions	295,232	346,618	2,749,018	3,232,670
Shares redeemed	(6,048,897)	(5,379,470)	(54,825,149)	(50,139,424)
Net increase (decrease)	(2,179,196)	482,899	$(18,671,533)	$4,775,433
Class I
Shares sold	281,610	153,737	$2,620,824	$1,428,982
Reinvestment of distributions	17,079	18,150	158,857	169,337
Shares redeemed	(283,117)	(239,433)	(2,545,724)	(2,243,709)
Net increase (decrease)	15,572	(67,546)	$233,957	$(645,390)
Class Z
Shares sold	325,736	45,679	$3,038,787	$424,929
Reinvestment of distributions	7,685	648	71,252	6,031
Shares redeemed	(149,394)	(1,358)	(1,340,633)	(12,574)
Net increase (decrease)	184,027	44,969	$1,769,406	$418,386

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to April 30, 2019.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 15, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 312 funds. Ms. Doulton oversees 210 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as an officer of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.05%
Actual		$1,000.00	$959.90	$5.12
Hypothetical-C		$1,000.00	$1,019.64	$5.27
Class M	1.05%
Actual		$1,000.00	$958.80	$5.11
Hypothetical-C		$1,000.00	$1,019.64	$5.27
Class C	1.80%
Actual		$1,000.00	$955.30	$8.75
Hypothetical-C		$1,000.00	$1,015.91	$9.02
Short Duration High Income	.80%
Actual		$1,000.00	$961.10	$3.90
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class I	.80%
Actual		$1,000.00	$961.10	$3.90
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class Z	.71%
Actual		$1,000.00	$960.50	$3.46
Hypothetical-C		$1,000.00	$1,021.33	$3.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.52% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,098,041 of distributions paid during the period January 1, 2020 to April 30, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Short Duration High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) and Fidelity Investments Money Management, Inc. (FIMM) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC and FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in December 2018 and June 2019. The Board will continue to monitor closely the fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Short Duration High Income Fund

The Board considered the fund's underperformance for different time periods ended June 30, 2019 (based on the performance of the retail class of the fund). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Short Duration High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of the retail class and Class Z ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of each of Class A, Class M, Class C, and Class I ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class A was above the competitive median because of relatively higher other expenses due to asset levels or small average account sizes. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.05%, 1.05%, 1.80%, 0.80%, 0.71% and 0.80% through August 31, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SDH-ANN-0620
1.969434.106

Fidelity® Women's Leadership Fund

Annual Report

April 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Women's Leadership Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Women's Leadership Fund, a class of the fund, on May 1, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$9,837	Fidelity® Women's Leadership Fund
$9,973	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 0.86% for the 12 months ending April 30, 2020, as the early-2020 outbreak and spread of the coronavirus hampered global economic growth and the outlook for corporate earnings. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Following a flattish January to open the year, stocks slid in late February (-8.23%), after a surge in COVID-19 cases outside China pushed investors to safer asset classes. The downtrend continued in March (-12.35%), capping the index’s worst quarterly result since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response helped mitigate the most acute near-term liquidity issues and provided a partial offset to the economic disruption. This was evident in April, when the index achieved its highest monthly gain (+12.82%) since 1991, boosted by improving coronavirus trends, plans for reopening the economy and progress on potential treatments. By sector, energy stocks (-38%) fell hard along with the price of crude oil. Financials (-17%) and industrials (-16%) also lagged. In contrast, information technology (+18%) led, followed by health care (+15%), a defensive sector that saw higher demand due to the virus-containment response.

Comments from Portfolio Manager Nicole Connolly:  From the fund's inception on May 1, 2019 through April 30, 2020, the fund's share classes (excluding sales charges, if applicable) returned roughly -2%, outpacing the -6.01% result of the MSCI U.S. Women's Leadership Index. The fund lagged the -0.27% return of the Russell 3000 Index for the same period. Looking at the fund's performance relative to the MSCI index, active management added value in 10 of 11 equity market sectors, with stock selection being the biggest driver of outperformance this period. Specifically, stock choices in the consumer discretionary, financials and health care sectors contributed most to the fund's relative outperformance. In terms of individual stocks, the fund's overweight position in software provider Microsoft (+40%) was our largest contributor. Sizable out-of-benchmark stakes in biopharmaceutical firm AstraZeneca (+44%), offshore wind energy provider Orsted (+34%) and Vertex Pharmaceuticals (+51%) also added value. Conversely, stock picks and an underweighting in the outperforming consumer staples sector held back the fund's relative result. Untimely positioning in computer networking company Arista Networks (-30%) was the fund's biggest individual relative detractor. A non-index stake in fuel card provider Wex (-38%) also hurt, as did an overweighting in private label credit card company Synchrony Financial (-41%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2020

% of fund's net assets
Microsoft Corp.	3.7
AstraZeneca PLC sponsored ADR	2.2
Accenture PLC Class A	1.9
Anthem, Inc.	1.8
Adobe, Inc.	1.7
11.3

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	29.8
Health Care	14.5
Financials	11.9
Consumer Discretionary	11.2
Industrials	9.8

Asset Allocation (% of fund's net assets)

As of April 30, 2020*
Stocks	97.0%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 17.7%

Schedule of Investments April 30, 2020

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
COMMUNICATION SERVICES - 5.4%
Entertainment - 3.4%
Netflix, Inc. (a)	843	$353,934
The Walt Disney Co.	3,652	394,964
Zynga, Inc. (a)	21,580	162,713
		911,611
Interactive Media & Services - 1.5%
Facebook, Inc. Class A (a)	1,503	307,679
Match Group, Inc. (a)	1,215	93,506
		401,185
Media - 0.5%
The New York Times Co. Class A	4,343	141,234

TOTAL COMMUNICATION SERVICES		1,454,030

CONSUMER DISCRETIONARY - 11.2%
Automobiles - 0.0%
General Motors Co.	20	446
Diversified Consumer Services - 0.7%
Bright Horizons Family Solutions, Inc. (a)	1,604	186,786
Hotels, Restaurants & Leisure - 0.9%
Starbucks Corp.	3,173	243,464
Household Durables - 0.8%
Taylor Morrison Home Corp. (a)	13,952	203,002
Internet & Direct Marketing Retail - 2.5%
Amazon.com, Inc. (a)	148	366,152
Etsy, Inc. (a)	2,946	191,107
Trainline PLC (b)	27,354	130,712
		687,971
Specialty Retail - 5.4%
Best Buy Co., Inc.	2,903	222,747
Burlington Stores, Inc. (a)	767	140,123
Lowe's Companies, Inc.	2,551	267,217
Ross Stores, Inc.	635	58,014
The Home Depot, Inc.	1,156	254,123
Ulta Beauty, Inc. (a)	989	215,523
Williams-Sonoma, Inc.	4,777	295,410
		1,453,157
Textiles, Apparel & Luxury Goods - 0.9%
Aritzia LP (a)	6,952	82,758
LVMH Moet Hennessy Louis Vuitton SE	421	162,756
Tapestry, Inc.	47	699
		246,213

TOTAL CONSUMER DISCRETIONARY		3,021,039

CONSUMER STAPLES - 5.0%
Food & Staples Retailing - 0.5%
Loblaw Companies Ltd.	2,884	141,926
Food Products - 2.4%
Danone SA	2,690	187,485
General Mills, Inc.	3,944	236,206
The Hershey Co.	1,717	227,382
		651,073
Personal Products - 2.1%
Estee Lauder Companies, Inc. Class A	1,206	212,738
Shiseido Co. Ltd.	2,824	166,032
Unilever NV	3,619	180,224
		558,994

TOTAL CONSUMER STAPLES		1,351,993

ENERGY - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
Chevron Corp.	3,506	322,552
Equinor ASA	10,558	147,832
Occidental Petroleum Corp.	76	1,262
Valero Energy Corp.	12	760
		472,406
FINANCIALS - 11.9%
Banks - 3.4%
Bank of America Corp.	12,240	294,372
Citigroup, Inc.	6,263	304,131
First Horizon National Corp.	16,838	152,889
JPMorgan Chase & Co.	1,872	179,263
		930,655
Capital Markets - 4.0%
Macquarie Group Ltd.	2,154	142,687
Morgan Stanley	3,281	129,370
Morningstar, Inc.	1,842	287,278
MSCI, Inc.	469	153,363
The NASDAQ OMX Group, Inc.	3,392	372,001
		1,084,699
Consumer Finance - 1.5%
American Express Co.	2,116	193,085
Synchrony Financial	10,882	215,355
		408,440
Insurance - 3.0%
Hartford Financial Services Group, Inc.	4,251	161,495
Primerica, Inc.	1,373	142,668
Principal Financial Group, Inc.	4,249	154,706
Progressive Corp.	4,403	340,352
		799,221

TOTAL FINANCIALS		3,223,015

HEALTH CARE - 14.5%
Biotechnology - 2.0%
Veracyte, Inc. (a)	3,881	104,671
Vertex Pharmaceuticals, Inc. (a)	1,201	301,691
Zai Lab Ltd. ADR (a)	2,085	130,771
		537,133
Health Care Equipment & Supplies - 3.1%
Hologic, Inc. (a)	7,373	369,387
Insulet Corp. (a)	476	95,067
Medtronic PLC	1,330	129,848
Stryker Corp.	1,263	235,461
		829,763
Health Care Providers & Services - 5.1%
1Life Healthcare, Inc. (a)	7,564	186,604
AMN Healthcare Services, Inc. (a)	3,243	152,356
Anthem, Inc.	1,747	490,435
Cigna Corp.	1,502	294,062
CVS Health Corp.	4,030	248,047
Progyny, Inc. (a)	67	1,570
		1,373,074
Pharmaceuticals - 4.3%
AstraZeneca PLC sponsored ADR	11,146	582,713
GlaxoSmithKline PLC	18,290	381,577
Zoetis, Inc. Class A	1,563	202,112
		1,166,402

TOTAL HEALTH CARE		3,906,372

INDUSTRIALS - 9.8%
Aerospace & Defense - 2.1%
Lockheed Martin Corp.	763	296,853
Northrop Grumman Corp.	818	270,488
		567,341
Airlines - 0.4%
Southwest Airlines Co.	3,564	111,375
Commercial Services & Supplies - 2.0%
Stericycle, Inc. (a)	2,196	107,165
Tomra Systems ASA	4,777	158,720
Waste Connection, Inc. (United States)	7	601
Waste Management, Inc.	2,777	277,756
		544,242
Electrical Equipment - 2.6%
AMETEK, Inc.	2,588	217,056
nVent Electric PLC	5,173	96,476
Sensata Technologies, Inc. PLC (a)	5,504	200,236
Sunrun, Inc. (a)	5,559	77,993
Vestas Wind Systems A/S	1,224	105,109
		696,870
Machinery - 2.2%
Federal Signal Corp.	10,632	286,320
Gardner Denver Holdings, Inc. (a)	6,105	177,533
Otis Worldwide Corp. (a)	2,567	130,686
		594,539
Professional Services - 0.5%
Verisk Analytics, Inc.	928	141,826

TOTAL INDUSTRIALS		2,656,193

INFORMATION TECHNOLOGY - 29.8%
Communications Equipment - 2.5%
Arista Networks, Inc. (a)	1,207	264,695
Cisco Systems, Inc.	9,401	398,414
		663,109
Electronic Equipment & Components - 1.7%
CDW Corp.	2,266	251,073
Insight Enterprises, Inc. (a)	3,785	205,488
		456,561
IT Services - 10.3%
Accenture PLC Class A	2,713	502,420
Amdocs Ltd.	2,117	136,419
Automatic Data Processing, Inc.	954	139,942
Capgemini SA	2,799	262,989
Genpact Ltd.	3,387	116,614
IBM Corp.	6	753
Leidos Holdings, Inc.	2,738	270,542
MasterCard, Inc. Class A	1,301	357,736
PayPal Holdings, Inc. (a)	2,021	248,583
Twilio, Inc. Class A (a)	1,657	186,081
Visa, Inc. Class A	1,444	258,072
WEX, Inc. (a)	2,255	298,382
		2,778,533
Semiconductors & Semiconductor Equipment - 2.1%
Advanced Micro Devices, Inc. (a)	2,892	151,512
Marvell Technology Group Ltd.	2,237	59,817
NVIDIA Corp.	1,243	363,304
		574,633
Software - 11.7%
Adobe, Inc. (a)	1,333	471,402
HubSpot, Inc. (a)	1,563	263,569
Intuit, Inc.	1,175	317,027
Microsoft Corp.	5,561	996,587
Pagerduty, Inc.	10,852	229,086
Salesforce.com, Inc. (a)	2,793	452,326
SAP SE sponsored ADR	1,783	211,357
ServiceNow, Inc. (a)	307	107,923
Talend SA ADR (a)	4,779	124,636
		3,173,913
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	1,345	395,161

TOTAL INFORMATION TECHNOLOGY		8,041,910

MATERIALS - 3.0%
Chemicals - 1.4%
Albemarle Corp. U.S.	2,336	143,500
Ecolab, Inc.	505	97,718
Valvoline, Inc.	7,960	136,832
		378,050
Metals & Mining - 1.6%
Commercial Metals Co.	6,052	96,469
Newmont Corp.	5,661	336,716
		433,185

TOTAL MATERIALS		811,235

REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.6%
Equity Lifestyle Properties, Inc.	4,048	244,135
Store Capital Corp.	9,942	199,536
		443,671
UTILITIES - 3.1%
Electric Utilities - 2.0%
Duke Energy Corp.	1,541	130,461
NextEra Energy, Inc.	761	175,882
ORSTED A/S (b)	2,419	244,556
		550,899
Multi-Utilities - 0.4%
CMS Energy Corp.	1,721	98,252
Water Utilities - 0.7%
American Water Works Co., Inc.	1,503	182,900

TOTAL UTILITIES		832,051

TOTAL COMMON STOCKS
(Cost $26,461,471)		26,213,915

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.16% (c)
(Cost $813,260)	813,068	813,312
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $27,274,731)		27,027,227
NET OTHER ASSETS (LIABILITIES) - 0.0%		2,308
NET ASSETS - 100%		$27,029,535

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $375,268 or 1.4% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,627
Total	$11,627

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,454,030	$1,454,030	$--	$--
Consumer Discretionary	3,021,039	2,858,283	162,756	--
Consumer Staples	1,351,993	818,252	533,741	--
Energy	472,406	472,406	--	--
Financials	3,223,015	3,080,328	142,687	--
Health Care	3,906,372	3,524,795	381,577	--
Industrials	2,656,193	2,551,084	105,109	--
Information Technology	8,041,910	8,041,910	--	--
Materials	811,235	811,235	--	--
Real Estate	443,671	443,671	--	--
Utilities	832,051	832,051	--	--
Money Market Funds	813,312	813,312	--	--
Total Investments in Securities:	$27,027,227	$25,701,357	$1,325,870	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.3%
United Kingdom	4.8%
Ireland	2.8%
France	2.7%
Denmark	1.3%
Norway	1.1%
Others (Individually Less Than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $26,461,471)	$26,213,915
Fidelity Central Funds (cost $813,260)	813,312
Total Investment in Securities (cost $27,274,731)		$27,027,227
Receivable for fund shares sold		49,723
Dividends receivable		14,243
Distributions receivable from Fidelity Central Funds		131
Prepaid expenses		3
Receivable from investment adviser for expense reductions		60,808
Other receivables		306
Total assets		27,152,441
Liabilities
Payable for investments purchased	$38,162
Payable for fund shares redeemed	22,252
Accrued management fee	11,313
Distribution and service plan fees payable	685
Audit fee payable	38,867
Other affiliated payables	5,920
Other payables and accrued expenses	5,707
Total liabilities		122,906
Net Assets		$27,029,535
Net Assets consist of:
Paid in capital		$28,679,112
Total accumulated earnings (loss)		(1,649,577)
Net Assets		$27,029,535
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($768,667 ÷ 78,440 shares)(a)		$9.80
Maximum offering price per share (100/94.25 of $9.80)		$10.40
Class M:
Net Asset Value and redemption price per share ($443,196 ÷ 45,303 shares)(a)		$9.78
Maximum offering price per share (100/96.50 of $9.78)		$10.13
Class C:
Net Asset Value and offering price per share ($468,045 ÷ 48,041 shares)(a)		$9.74
Fidelity Women's Leadership Fund:
Net Asset Value, offering price and redemption price per share ($22,271,779 ÷ 2,269,348 shares)		$9.81
Class I:
Net Asset Value, offering price and redemption price per share ($702,053 ÷ 71,541 shares)		$9.81
Class Z:
Net Asset Value, offering price and redemption price per share ($2,375,795 ÷ 241,726 shares)		$9.83

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 1, 2019 (commencement of operations) to April 30, 2020
Investment Income
Dividends		$275,778
Income from Fidelity Central Funds		11,627
Total income		287,405
Expenses
Management fee	$95,695
Transfer agent fees	45,271
Distribution and service plan fees	5,550
Accounting fees and expenses	6,972
Custodian fees and expenses	25,584
Independent trustees' fees and expenses	87
Registration fees	164,792
Audit	45,971
Legal	9
Miscellaneous	1,570
Total expenses before reductions	391,501
Expense reductions	(210,656)
Total expenses after reductions		180,845
Net investment income (loss)		106,560
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,440,064)
Fidelity Central Funds	(82)
Foreign currency transactions	1,295
Total net realized gain (loss)		(1,438,851)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(247,556)
Fidelity Central Funds	52
Assets and liabilities in foreign currencies	(12)
Total change in net unrealized appreciation (depreciation)		(247,516)
Net gain (loss)		(1,686,367)
Net increase (decrease) in net assets resulting from operations		$(1,579,807)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 1, 2019 (commencement of operations) to April 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$106,560
Net realized gain (loss)	(1,438,851)
Change in net unrealized appreciation (depreciation)	(247,516)
Net increase (decrease) in net assets resulting from operations	(1,579,807)
Distributions to shareholders	(61,425)
Share transactions - net increase (decrease)	28,670,767
Total increase (decrease) in net assets	27,029,535
Net Assets
Beginning of period	–
End of period	$27,029,535

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Women's Leadership Fund Class A

Years ended April 30,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.04
Net realized and unrealized gain (loss)	(.22)
Total from investment operations	(.18)
Distributions from net investment income	(.02)
Total distributions	(.02)
Net asset value, end of period	$9.80
Total ReturnC,D	(1.84)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.50%
Expenses net of fee waivers, if any	1.25%
Expenses net of all reductions	1.25%
Net investment income (loss)	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$769
Portfolio turnover rateG	52%

 A For the period May 1, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund Class M

Years ended April 30,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	(.22)
Total from investment operations	(.21)
Distributions from net investment income	(.01)
Total distributions	(.01)
Net asset value, end of period	$9.78
Total ReturnC,D	(2.12)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.86%
Expenses net of fee waivers, if any	1.50%
Expenses net of all reductions	1.50%
Net investment income (loss)	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$443
Portfolio turnover rateG	52%

 A For the period May 1, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund Class C

Years ended April 30,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	(.04)
Net realized and unrealized gain (loss)	(.22)
Total from investment operations	(.26)
Net asset value, end of period	$9.74
Total ReturnC,D	(2.60)%
Ratios to Average Net AssetsE,F
Expenses before reductions	3.36%
Expenses net of fee waivers, if any	2.00%
Expenses net of all reductions	2.00%
Net investment income (loss)	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$468
Portfolio turnover rateG	52%

 A For the period May 1, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund

Years ended April 30,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.06
Net realized and unrealized gain (loss)	(.22)
Total from investment operations	(.16)
Distributions from net investment income	(.03)
Total distributions	(.03)
Net asset value, end of period	$9.81
Total ReturnC	(1.63)%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.19%
Expenses net of fee waivers, if any	1.00%
Expenses net of all reductions	1.00%
Net investment income (loss)	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$22,272
Portfolio turnover rateF	52%

 A For the period May 1, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund Class I

Years ended April 30,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.06
Net realized and unrealized gain (loss)	(.22)
Total from investment operations	(.16)
Distributions from net investment income	(.03)
Total distributions	(.03)
Net asset value, end of period	$9.81
Total ReturnC	(1.63)%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.22%
Expenses net of fee waivers, if any	1.00%
Expenses net of all reductions	1.00%
Net investment income (loss)	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$702
Portfolio turnover rateF	52%

 A For the period May 1, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund Class Z

Years ended April 30,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.08
Net realized and unrealized gain (loss)	(.22)
Total from investment operations	(.14)
Distributions from net investment income	(.03)
Total distributions	(.03)
Net asset value, end of period	$9.83
Total ReturnC	(1.43)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.88%
Expenses net of fee waivers, if any	.85%
Expenses net of all reductions	.85%
Net investment income (loss)	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$2,376
Portfolio turnover rateF	52%

 A For the period May 1, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2020

1. Organization.

Fidelity Women's Leadership Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Woman's Leadership Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,177,216
Gross unrealized depreciation	(2,571,100)
Net unrealized appreciation (depreciation)	$(393,884)
Tax Cost	$27,421,111

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$38,085
Capital loss carryforward	$(1,293,766)
Net unrealized appreciation (depreciation) on securities and other investments	$(393,896)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,293,766)

The tax character of distributions paid was as follows:

April 30, 2020
Ordinary Income	$61,425

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Women's Leadership Fund	37,400,413	9,497,902

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Women’s Leadership Fund as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. The Fund's performance adjustment will not take effect until May 1, 2020. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,361	$442
Class M	.25%	.25%	1,428	814
Class C	.75%	.25%	2,761	2,318
			$5,550	$3,574

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,684
Class M	568
Class C(a)	19
$2,271

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$887.16
Class M	481.17
Class C	401.15
Fidelity Women's Leadership Fund	42,032.29
Class I	738.16
Class Z	732.04
	$45,271

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Women's Leadership Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Women's Leadership Fund	$374

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Women's Leadership Fund	$2

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2021. Some expenses, for example the compensation of the independent Trustees are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$6,745
Class M	1.50%	3,861
Class C	2.00%	3,739
Fidelity Women's Leadership Fund	1.00%	172,555
Class I	1.00%	5,775
Class Z	.85%	17,169
		$209,844

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $767 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $45.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended April 30, 2020
Distributions to shareholders
Class A	$1,124
Class M	307
Fidelity Women's Leadership Fund	51,980
Class I	1,486
Class Z	6,528
Total	$61,425

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended April 30, 2020	Year ended April 30, 2020
Class A
Shares sold	80,039	$809,764
Reinvestment of distributions	103	1,124
Shares redeemed	(1,702)	(15,681)
Net increase (decrease)	78,440	$795,207
Class M
Shares sold	46,220	$479,639
Reinvestment of distributions	28	307
Shares redeemed	(945)	(9,259)
Net increase (decrease)	45,303	$470,687
Class C
Shares sold	48,236	$512,663
Shares redeemed	(195)	(2,000)
Net increase (decrease)	48,041	$510,663
Fidelity Women's Leadership Fund
Shares sold	2,817,326	$28,987,122
Reinvestment of distributions	4,612	50,270
Shares redeemed	(552,590)	(5,444,931)
Net increase (decrease)	2,269,348	$23,592,461
Class I
Shares sold	78,405	$812,024
Reinvestment of distributions	127	1,383
Shares redeemed	(6,991)	(68,276)
Net increase (decrease)	71,541	$745,131
Class Z
Shares sold	382,936	$3,866,272
Reinvestment of distributions	521	5,680
Shares redeemed	(141,731)	(1,315,334)
Net increase (decrease)	241,726	$2,556,618

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Women's Leadership Fund :

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Women’s Leadership Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2020, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 1, 2019 (commencement of operations) through April 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 2019 (commencement of operations) through April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 15, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 312 funds. Ms. Doulton oversees 210 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as an officer of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.25%
Actual		$1,000.00	$954.90	$6.08
Hypothetical-C		$1,000.00	$1,018.65	$6.27
Class M	1.50%
Actual		$1,000.00	$953.10	$7.28
Hypothetical-C		$1,000.00	$1,017.40	$7.52
Class C	2.00%
Actual		$1,000.00	$951.20	$9.70
Hypothetical-C		$1,000.00	$1,014.92	$10.02
Fidelity Women's Leadership Fund	1.00%
Actual		$1,000.00	$955.00	$4.86
Hypothetical-C		$1,000.00	$1,019.89	$5.02
Class I	1.00%
Actual		$1,000.00	$955.00	$4.86
Hypothetical-C		$1,000.00	$1,019.89	$5.02
Class Z	.85%
Actual		$1,000.00	$956.10	$4.13
Hypothetical-C		$1,000.00	$1,020.64	$4.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class M, Fidelity Women's Leadership Fund, Class I, and Class Z designate 100% of the dividends distributed in December, 2019 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Fidelity Women's Leadership Fund, Class I, and Class Z designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Women's Leadership Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Women's Leadership Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the period. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class Z ranked below the competitive median for the period ended June 30, 2019, the total expense ratio of the retail class ranked equal to the competitive median for the period ended June 30, 2019, and the total expense ratio of each of Class A, Class M, Class C, and Class I ranked above the competitive median for the period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class A was above the competitive median because of relatively higher other expenses due to asset levels or small average account sizes. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z and the retail class of the fund to the extent that total operating expenses with certain exceptions, exceed 1.25%, 1.50%, 2.00%, 1.00%, 0.85%, and 1.00% through August 31, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

WLF-ANN-0620
1.9893105.100

Fidelity® U.S. Low Volatility Equity Fund

Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2020

% of fund's net assets
Newmont Corp.	1.1
Barrick Gold Corp. (Canada)	1.1
Royal Gold, Inc.	1.1
Regeneron Pharmaceuticals, Inc.	1.0
Microsoft Corp.	1.0
5.3

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Consumer Staples	15.7
Information Technology	14.4
Utilities	11.8
Health Care	10.9
Financials	10.8

Asset Allocation (% of fund's net assets)

As of April 30, 2020 *
Stocks	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 12.2%

Schedule of Investments April 30, 2020

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
COMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 1.0%
HKT Trust/HKT Ltd. unit	767,388	$1,238,350
Orange SA	135,686	1,648,455
		2,886,805
Entertainment - 2.3%
Activision Blizzard, Inc.	34,475	2,197,092
Electronic Arts, Inc. (a)	20,022	2,287,714
Take-Two Interactive Software, Inc. (a)	18,564	2,247,172
		6,731,978
Interactive Media & Services - 0.7%
Facebook, Inc. Class A (a)	11,100	2,272,281
Media - 0.7%
Comcast Corp. Class A	53,430	2,010,571
Wireless Telecommunication Services - 0.9%
T-Mobile U.S., Inc. (a)	29,513	2,591,241

TOTAL COMMUNICATION SERVICES		16,492,876

CONSUMER DISCRETIONARY - 9.2%
Diversified Consumer Services - 1.7%
Grand Canyon Education, Inc. (a)	27,181	2,338,110
Laureate Education, Inc. Class A (a)	78,954	747,694
Service Corp. International	53,126	1,951,849
		5,037,653
Hotels, Restaurants & Leisure - 1.5%
McDonald's Corp.	11,878	2,227,838
Starbucks Corp.	27,232	2,089,511
		4,317,349
Household Durables - 2.0%
D.R. Horton, Inc.	39,774	1,878,128
Lennar Corp. Class A	37,271	1,866,159
NVR, Inc. (a)	676	2,095,600
		5,839,887
Internet & Direct Marketing Retail - 0.8%
Amazon.com, Inc. (a)	978	2,419,572
Multiline Retail - 1.8%
Dollar General Corp.	16,268	2,851,780
Dollar Tree, Inc. (a)	30,691	2,445,152
		5,296,932
Specialty Retail - 1.4%
Ross Stores, Inc.	19,908	1,818,795
TJX Companies, Inc.	47,453	2,327,570
		4,146,365

TOTAL CONSUMER DISCRETIONARY		27,057,758

CONSUMER STAPLES - 15.7%
Beverages - 2.9%
Keurig Dr. Pepper, Inc.	75,079	1,986,590
Monster Beverage Corp. (a)	37,011	2,287,650
PepsiCo, Inc.	17,855	2,362,038
The Coca-Cola Co.	44,515	2,042,793
		8,679,071
Food & Staples Retailing - 3.0%
BJ's Wholesale Club Holdings, Inc. (a)	85,828	2,258,135
Kroger Co.	76,309	2,412,127
Performance Food Group Co. (a)	23,511	690,048
U.S. Foods Holding Corp. (a)	51,865	1,115,098
Walmart, Inc.	19,309	2,347,009
		8,822,417
Food Products - 5.8%
Conagra Brands, Inc.	61,846	2,068,130
Kellogg Co.	37,148	2,433,194
Lamb Weston Holdings, Inc.	27,513	1,688,198
Mondelez International, Inc.	46,327	2,383,061
Nestle SA (Reg. S)	18,870	1,998,522
The Hershey Co.	16,661	2,206,416
The J.M. Smucker Co.	22,541	2,590,186
Tyson Foods, Inc. Class A	28,311	1,760,661
		17,128,368
Household Products - 2.5%
Colgate-Palmolive Co.	35,237	2,476,104
Kimberly-Clark Corp.	17,343	2,401,659
Procter & Gamble Co.	19,849	2,339,602
		7,217,365
Personal Products - 0.7%
Unilever NV	39,537	1,968,916
Tobacco - 0.8%
Universal Corp.	50,881	2,461,114

TOTAL CONSUMER STAPLES		46,277,251

FINANCIALS - 10.8%
Banks - 0.4%
Wells Fargo & Co.	43,120	1,252,636
Capital Markets - 2.4%
Houlihan Lokey	39,519	2,346,638
Intercontinental Exchange, Inc.	25,010	2,237,145
The NASDAQ OMX Group, Inc.	22,292	2,444,764
		7,028,547
Diversified Financial Services - 0.7%
Berkshire Hathaway, Inc. Class B (a)	10,650	1,995,384
Insurance - 7.3%
Allstate Corp.	20,877	2,123,608
Assurant, Inc.	17,111	1,817,873
Axis Capital Holdings Ltd.	43,880	1,606,008
Brown & Brown, Inc.	65,182	2,340,686
Chubb Ltd.	17,084	1,845,243
Hartford Financial Services Group, Inc.	39,727	1,509,229
Marsh & McLennan Companies, Inc.	19,262	1,874,770
Old Republic International Corp.	105,000	1,674,750
The Travelers Companies, Inc.	17,250	1,745,873
Tokio Marine Holdings, Inc.	37,196	1,745,078
White Mountains Insurance Group Ltd.	2,095	2,038,435
Willis Group Holdings PLC	7,293	1,300,269
		21,621,822

TOTAL FINANCIALS		31,898,389

HEALTH CARE - 10.9%
Biotechnology - 2.5%
Amgen, Inc.	9,692	2,318,520
Regeneron Pharmaceuticals, Inc. (a)	5,510	2,897,599
Vertex Pharmaceuticals, Inc. (a)	8,205	2,061,096
		7,277,215
Health Care Equipment & Supplies - 2.3%
Becton, Dickinson & Co.	8,836	2,231,355
Danaher Corp.	14,774	2,414,958
Masimo Corp. (a)	10,053	2,150,437
		6,796,750
Health Care Providers & Services - 2.4%
Humana, Inc.	6,562	2,505,503
Premier, Inc. (a)	68,179	2,260,816
UnitedHealth Group, Inc.	7,813	2,285,068
		7,051,387
Pharmaceuticals - 3.7%
AstraZeneca PLC (United Kingdom)	21,851	2,285,442
Bristol-Myers Squibb Co.	40,857	2,484,514
Eli Lilly & Co.	17,040	2,635,066
Jazz Pharmaceuticals PLC (a)	11,538	1,272,065
Roche Holding AG (participation certificate)	6,966	2,412,308
		11,089,395

TOTAL HEALTH CARE		32,214,747

INDUSTRIALS - 6.8%
Aerospace & Defense - 1.5%
Lockheed Martin Corp.	6,032	2,346,810
Northrop Grumman Corp.	6,564	2,170,518
		4,517,328
Commercial Services & Supplies - 1.5%
Waste Connection, Inc. (United States)	26,192	2,250,155
Waste Management, Inc.	20,899	2,090,318
		4,340,473
Industrial Conglomerates - 0.8%
Roper Technologies, Inc.	6,896	2,351,743
Professional Services - 0.8%
Verisk Analytics, Inc.	14,784	2,259,439
Road & Rail - 2.2%
Heartland Express, Inc.	109,222	2,139,659
Landstar System, Inc.	20,757	2,144,406
Schneider National, Inc. Class B	103,449	2,266,568
		6,550,633

TOTAL INDUSTRIALS		20,019,616

INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 1.8%
Cisco Systems, Inc.	51,539	2,184,223
Juniper Networks, Inc.	48,580	1,049,328
Motorola Solutions, Inc.	14,129	2,031,891
		5,265,442
Electronic Equipment & Components - 1.1%
Keysight Technologies, Inc. (a)	21,920	2,121,198
TE Connectivity Ltd.	16,555	1,216,130
		3,337,328
IT Services - 8.2%
Accenture PLC Class A	11,976	2,217,835
Akamai Technologies, Inc. (a)	21,213	2,072,722
Black Knight, Inc. (a)	36,323	2,563,314
Booz Allen Hamilton Holding Corp. Class A	32,201	2,364,841
ExlService Holdings, Inc. (a)	23,659	1,460,470
Fidelity National Information Services, Inc.	16,434	2,167,480
Fiserv, Inc. (a)	20,285	2,090,572
Jack Henry & Associates, Inc.	16,012	2,618,763
MasterCard, Inc. Class A	7,751	2,131,292
Maximus, Inc.	30,831	2,075,543
Visa, Inc. Class A	12,550	2,242,936
		24,005,768
Software - 3.3%
Adobe, Inc. (a)	6,595	2,332,256
Microsoft Corp.	16,113	2,887,611
Oracle Corp.	52,678	2,790,354
Oracle Corp. Japan	17,611	1,824,855
		9,835,076

TOTAL INFORMATION TECHNOLOGY		42,443,614

MATERIALS - 7.1%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	7,813	1,762,457
Ecolab, Inc.	12,168	2,354,508
		4,116,965
Containers & Packaging - 0.8%
Aptargroup, Inc.	20,651	2,211,309
Metals & Mining - 4.9%
Agnico Eagle Mines Ltd. (Canada)	36,483	2,131,659
Barrick Gold Corp. (Canada)	123,272	3,173,128
Newmont Corp.	54,415	3,236,603
Royal Gold, Inc.	25,876	3,170,586
Wheaton Precious Metals Corp.	71,916	2,732,596
		14,444,572

TOTAL MATERIALS		20,772,846

REAL ESTATE - 6.5%
Equity Real Estate Investment Trusts (REITs) - 6.5%
Alexandria Real Estate Equities, Inc.	14,443	2,268,851
American Tower Corp.	11,202	2,666,076
CubeSmart	77,543	1,954,084
Douglas Emmett, Inc.	50,459	1,538,495
Equinix, Inc.	4,073	2,750,090
Equity Lifestyle Properties, Inc.	32,567	1,964,116
Essex Property Trust, Inc.	7,343	1,792,426
Invitation Homes, Inc.	46,840	1,107,766
National Retail Properties, Inc.	42,441	1,385,274
UDR, Inc.	48,722	1,825,613
		19,252,791
UTILITIES - 11.8%
Electric Utilities - 6.9%
American Electric Power Co., Inc.	25,370	2,108,501
Duke Energy Corp.	26,728	2,262,792
Entergy Corp.	19,406	1,853,467
Evergy, Inc.	36,620	2,139,707
Eversource Energy	28,810	2,324,967
NextEra Energy, Inc.	9,543	2,205,578
Pinnacle West Capital Corp.	26,418	2,033,922
Portland General Electric Co.	30,980	1,449,554
PPL Corp.	68,144	1,732,220
Xcel Energy, Inc.	32,821	2,086,103
		20,196,811
Gas Utilities - 2.7%
Atmos Energy Corp.	21,370	2,179,099
New Jersey Resources Corp.	51,730	1,747,439
ONE Gas, Inc.	25,344	2,020,170
Spire, Inc.	28,403	2,072,283
		8,018,991
Multi-Utilities - 2.2%
Ameren Corp.	31,208	2,270,382
CMS Energy Corp.	38,220	2,181,980
Dominion Energy, Inc.	28,086	2,166,273
		6,618,635

TOTAL UTILITIES		34,834,437

TOTAL COMMON STOCKS
(Cost $296,126,584)		291,264,325

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.16% (b)
(Cost $2,861,019)	2,860,161	2,861,019

Equity Funds - 0.8%
Domestic Equity Funds - 0.8%
iShares MSCI USA Minimum Volatility ETF
(Cost $2,448,073)	41,500	2,451,405
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $301,435,676)		296,576,749
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(1,886,668)
NET ASSETS - 100%		$294,690,081

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$775
Total	$775

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$16,492,876	$13,606,071	$2,886,805	$--
Consumer Discretionary	27,057,758	27,057,758	--	--
Consumer Staples	46,277,251	42,309,813	3,967,438	--
Financials	31,898,389	30,153,311	1,745,078	--
Health Care	32,214,747	27,516,997	4,697,750	--
Industrials	20,019,616	20,019,616	--	--
Information Technology	42,443,614	42,443,614	--	--
Materials	20,772,846	20,772,846	--	--
Real Estate	19,252,791	19,252,791	--	--
Utilities	34,834,437	34,834,437	--	--
Money Market Funds	2,861,019	2,861,019	--	--
Equity Funds	2,451,405	2,451,405	--	--
Total Investments in Securities:	$296,576,749	$283,279,678	$13,297,071	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.8%
Canada	3.5%
Switzerland	2.5%
Bermuda	1.3%
Japan	1.2%
Ireland	1.2%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $298,574,657)	$293,715,730
Fidelity Central Funds (cost $2,861,019)	2,861,019
Total Investment in Securities (cost $301,435,676)		$296,576,749
Foreign currency held at value (cost $1,028)		1,038
Receivable for investments sold		420,361
Receivable for fund shares sold		4,709,121
Dividends receivable		48,323
Distributions receivable from Fidelity Central Funds		18
Prepaid expenses		14,668
Receivable from investment adviser for expense reductions		5,560
Other receivables		95
Total assets		301,775,933
Liabilities
Payable for investments purchased	$6,986,893
Payable for fund shares redeemed	45,442
Accrued management fee	10,095
Other affiliated payables	4,982
Other payables and accrued expenses	38,440
Total liabilities		7,085,852
Net Assets		$294,690,081
Net Assets consist of:
Paid in capital		$298,280,618
Total accumulated earnings (loss)		(3,590,537)
Net Assets		$294,690,081
Net Asset Value, offering price and redemption price per share ($294,690,081 ÷ 31,930,882 shares)		$9.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period November 5, 2019 (commencement of operations) to April 30, 2020
Investment Income
Dividends		$100,457
Income from Fidelity Central Funds		775
Total income		101,232
Expenses
Management fee	$22,317
Transfer agent fees	9,416
Accounting fees and expenses	1,628
Custodian fees and expenses	14,642
Independent trustees' fees and expenses	12
Registration fees	15,717
Audit	31,136
Miscellaneous	989
Total expenses before reductions	95,857
Expense reductions	(55,988)
Total expenses after reductions		39,869
Net investment income (loss)		61,363
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(586,701)
Fidelity Central Funds	65
Foreign currency transactions	1,152
Total net realized gain (loss)		(585,484)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(4,858,927)
Assets and liabilities in foreign currencies	33
Total change in net unrealized appreciation (depreciation)		(4,858,894)
Net gain (loss)		(5,444,378)
Net increase (decrease) in net assets resulting from operations		$(5,383,015)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period November 5, 2019 (commencement of operations) to April 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$61,363
Net realized gain (loss)	(585,484)
Change in net unrealized appreciation (depreciation)	(4,858,894)
Net increase (decrease) in net assets resulting from operations	(5,383,015)
Distributions to shareholders	(9,940)
Share transactions
Proceeds from sales of shares	303,645,984
Reinvestment of distributions	9,899
Cost of shares redeemed	(3,572,847)
Net increase (decrease) in net assets resulting from share transactions	300,083,036
Total increase (decrease) in net assets	294,690,081
Net Assets
Beginning of period	–
End of period	$294,690,081
Other Information
Shares
Sold	32,321,840
Issued in reinvestment of distributions	970
Redeemed	(391,928)
Net increase (decrease)	31,930,882

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Low Volatility Equity Fund

Years ended April 30,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.05
Net realized and unrealized gain (loss)	(.79)
Total from investment operations	(.74)
Distributions from net investment income	(.03)
Total distributions	(.03)
Net asset value, end of period	$9.23
Total ReturnC,D	(7.44)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.28%G
Expenses net of fee waivers, if any	.95%G
Expenses net of all reductions	.95%G
Net investment income (loss)	1.46%G
Supplemental Data
Net assets, end of period (000 omitted)	$294,690
Portfolio turnover rateH	101%I,J

 A For the period November 5, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2020

1. Organization.

Fidelity U.S. Low Volatility Equity Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions and losses deferred due to wash sales and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,294,248
Gross unrealized depreciation	(6,413,963)
Net unrealized appreciation (depreciation)	$(3,119,715)
Tax Cost	$299,696,464

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$52,575
Capital loss carryforward	$(523,430)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,119,682)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(523,430)
Total capital loss carryforward	$(523,430)

Due to large subscriptions in the period, approximately $437,552 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $148,547 of those capital losses per year to offset capital gains.

The tax character of distributions paid was as follows:

April 30, 2020(a)
Ordinary Income	$9,940
Total	$9,940

 (a) For the period November 5, 2019 (commencement of operations) to April 30, 2020.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Low Volatility Equity Fund	18,744,942	6,677,746

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .22% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity U.S. Low Volatility Equity Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity U.S. Low Volatility Equity Fund	$230

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio (the Investing Funds) completed exchange in-kind transactions with the Fund. The Investing Funds delivered investments and cash valued at $289,970,779 in exchange for 30,946,721 shares of the Fund, as presented in the accompanying table. The value of investments delivered from the Investing Funds is included in proceeds from sales of shares in the accompanying Statements of Changes in Net Assets. Details of the transactions are presented in the accompanying table:

Fund	Value of investments and cash, delivered from Investing Fund	Exchanged number of shares
VIP FundsManager 20% Portfolio	$5,912,068	630,957
VIP FundsManager 50% Portfolio	101,614,757	10,844,691
VIP FundsManager 60% Portfolio	127,748,659	13,633,795
VIP FundsManager 70% Portfolio	38,918,062	4,153,475
VIP FundsManager 85% Portfolio	15,777,233	1,683,803
Total	$289,970,779	30,946,721

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity U.S. Low Volatility Equity Fund	$1

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .95% of average net assets. This reimbursement will remain in place through August 31, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $55,803.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $166 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $12.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $7.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio and VIP FundsManager 70% Portfolio, were the owners of record of approximately 34%, 43% and 13%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 97% of the total outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity U.S. Low Volatility Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Low Volatility Equity Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 5, 2019 (commencement of operations) through April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period November 5, 2019 (commencement of operations) through April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 312 funds. Ms. Doulton oversees 210 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as an officer of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 5, 2019 to April 30, 2020). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value April 30, 2020	Expenses Paid During Period
Actual	.95%	$1,000.00	$925.60	$4.45-B
Hypothetical-C		$1,000.00	$1,020.14	$4.77-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/366 (to reflect the period November 5, 2019 to April 30, 2020).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Distributions (Unaudited)

The fund designates 67% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 80% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 19% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity U.S. Low Volatility Equity Fund

At its September 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operationscapabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed 0.95% through August 31, 2021.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity U.S. Low Volatility Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio. The Board further considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes in connection with the approval of the management contract and sub-advisory agreements in September 2019. The Board noted that, because the fund did not commence operations until November 2019, no new competitive management fee and expense information was considered by the Board.

Management Fee.  The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.95% through August 31, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the Fidelity funds and servicing the Fidelity funds' shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the Fidelity funds. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the Fidelity fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the Fidelity funds, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

USL-ANN-0620
1.9896228.100

Item 2.

Code of Ethics

As of the end of the period, April 30, 2020, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series High Income Fund, Fidelity Short Duration High Income Fund and Fidelity Women’s Leadership Fund (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$52,400	$100	$8,500	$1,200
Fidelity Short Duration High Income Fund	$54,900	$100	$8,500	$1,200
Fidelity Women’s Leadership Fund	$34,200	$-	$6,900	$700

April 30, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$55,000	$100	$6,300	$1,600
Fidelity Short Duration High Income Fund	$58,000	$100	$6,300	$1,700
Fidelity Women’s Leadership Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity Women’s Leadership Fund commenced operations on May 1, 2019.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund, Fidelity High Income Fund and Fidelity U.S. Low Volatility Equity Fund (the “Funds”):

Services Billed by PwC

April 30, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$102,100	$8,700	$11,400	$3,700
Fidelity Focused High Income Fund	$64,500	$5,600	$8,100	$2,400
Fidelity Global High Income Fund	$60,200	$5,400	$8,700	$2,200
Fidelity High Income Fund	$101,500	$8,200	$11,400	$3,400
Fidelity U.S. Low Volatility Equity Fund	$25,400	$1,400	$9,000	$500

April 30, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$111,000	$9,400	$4,300	$4,500
Fidelity Focused High Income Fund	$71,000	$6,100	$3,300	$2,900
Fidelity Global High Income Fund	$67,000	$5,700	$3,300	$2,700
Fidelity High Income Fund	$105,000	$8,400	$3,300	$4,000
Fidelity U.S. Low Volatility Equity Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity U.S. Low Volatility Equity Fund commenced operations on November 5, 2019.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2020A,B	April 30, 2019A,B
Audit-Related Fees	$-	$290,000
Tax Fees	$3,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Women’s Leadership Fund’s commencement of operations.

Services Billed by PwC

	April 30, 2020A,B	April 30, 2019A,B
Audit-Related Fees	$8,596,700	$7,890,000
Tax Fees	$17,700	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity U.S. Low Volatility Equity Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	April 30, 2020A,B	April 30, 2019A,B
Deloitte Entities	$531,800	$720,000
PwC	$13,539,600	$12,440,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Women’s Leadership Fund and Fidelity U.S. Low Volatility Equity Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 19, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	June 19, 2020